Limited Term New York Municipal Fund
6803 S. Tucson Way, Centennial, CO 80112
1.800.225.5677

Statement of Additional Information dated April 30, 2006

This Statement of Additional Information ("SAI") is not a Prospectus. This document contains additional information about the Fund and supplements information in the
Prospectus dated April 30, 2006, as further supplemented thereafter. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer
Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the
OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents                                                                   Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks.........
     The Fund's Investment Policies...........................................
     Municipal Securities.....................................................
     Other Investment Techniques and Strategies...............................
     Other Investment Restrictions............................................
     Disclosure of Portfolio Holdings
How the Fund is Managed.......................................................
     Organization and History.................................................
     Board of Trustees and Oversight Committees...............................
     Trustees and Officers of the Fund........................................
     The Manager .............................................................
Brokerage Policies of the Fund................................................
Distribution and Service Plans................................................
Payments to Fund Intermediaries...............................................
Performance of the Fund.......................................................

About Your Account
How To Buy Shares.............................................................
How To Sell Shares............................................................
How to Exchange Shares........................................................
Dividends, Capital Gains and Taxes............................................
Additional Information About the Fund.........................................

Financial Information About the Fund
Independent Registered Public Accounting Firm's Report........................
Financial Statements .........................................................

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and risks and the types of securities that the Fund's investment manager,
OppenheimerFunds, Inc. (the "Manager"), can select for the Fund. Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses will vary over time. The Fund is not required to use all of the investment techniques and strategies described in this SAI in seeking its goal.
It may use some of the investment techniques and strategies at some times or not at all.
The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value.
Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

      |X|   Determining the Average Effective Portfolio Maturity. In seeking to maintain an average effective portfolio maturity of less than five years, the Fund may purchase individual securities that have effective maturities of more or less than five years. The effective maturity of a bond might lengthen if market interest rates increase, and the effective maturity might shorten if market interest rates decline. Increasing market interest rates therefore could cause the average effective maturity of the portfolio to lengthen beyond five years, absent any portfolio transactions.

      If the average effective maturity of the portfolio should exceed five years, the Fund will not purchase securities that have effective maturities beyond five years. The Manager might also take steps to reduce the average effective maturity of the portfolio below five years. Those steps might include selling bonds with effective maturities beyond five years or buying bonds with effective maturities less than five years.

      In computing the Fund's average effective portfolio maturity, the Manager intends to use the same effective maturity dates that are shorter than the bond's stated maturity that are used in the marketplace for evaluating a bond for trading and pricing purposes. That date might be the date of a mandatory put, pre-refunded call, optional call or the average life to which a bond is priced. A bond having a variable coupon rate or anticipated principal prepayment may be assigned an effective maturity that is shorter than a stated
call date, put date or average life, to reflect more closely the reduced price volatility expectations as to that bond.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "What does the Fund Mainly Invest In?" and "About the
Fund's Investments." The Fund may from time to time invest in municipal securities other than New York municipal securities. For example, to seek a higher yield, the Fund may invest in municipal securities issued by other states and their respective political subdivisions. Although any interest from these securities generally would be exempt from federal income tax, any such interest may be subject to New York State and New York City personal income tax. Nonetheless, the Fund does not expect to invest a significant portion of its assets in securities other than New York municipal securities.

      Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X|   Municipal Bonds. Long-term municipal securities (which have a maturity of more than one year when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" bonds
(including "industrial development" and "private activity" bonds). They may have fixed, variable or floating rates of interest, or may be "zero-coupon" bonds, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is five to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund's yield.

o     General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

o     Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source such as a state's or local government's proportionate shares of the tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities;
colleges and universities; and hospitals.

      Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

o     Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      The Fund will purchase industrial development bonds only if the interest paid on the bonds is tax exempt under the Internal Revenue Code; provided however, that interest paid on these securities may be subject to alternative minimum taxation, as discussed in the prospectus and under "Municipal Securities - Municipal Bonds - Private Activity Municipal
Bonds" below. The Internal Revenue Code limits the types of facilities that may be financed with tax-exempt industrial development and private-activity bonds (discussed below) and the amounts of these bonds that each state can issue.

      As an operating policy, the Fund will not invest more than 5% of its total assets in securities for which the obligation to pay interest and repay principal are the responsibility of an industrial user with less than three year's operating history.

o     Private Activity Municipal Bonds. Interest on certain Qualified Private Activity
Bonds is excludable from gross income for federal income tax purposes if certain tests are met. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These securities may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such municipal bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the security as security for those payments.

      The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities.
The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified"
tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the federal alternative minimum tax on individuals and corporations.

      The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or
(b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% of the proceeds or $5.0 million. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user"
provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are
"substantial users" (or persons related to "substantial users") of such exempt facilities.
Those entities and persons should consult their tax advisors before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds.
Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of
a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X|   Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

o     Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

o     Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

o     Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

o     Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal
Housing Administration.

      |X|   Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X|   Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain financing to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid and Restricted
Securities." Municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees are not subject to the Fund's 15% limit on investments in illiquid securities.

      Those guidelines require the Manager to evaluate:
o     the frequency of trades and price quotations for such securities;
o     the number of dealers or other potential buyers willing to purchase or sell such securities;
o     the availability of market-makers; and
o     the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for,
appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      Municipal leases may also be subject to "abatement risk." The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee's use of the property.
However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve monies for lease payments.

      In addition, municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds these securities, the Manager will evaluate the likelihood of a continuing market for these securities and their credit quality.

      The Fund attempts to reduce its exposure to some of these risks by not investing more than 10% of its total assets in municipal leases obligations that contain
"non-appropriation" clauses. Also, the Fund will invest in leases with non-appropriation clauses only if certain conditions are met:
o     the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of a municipality,
o     appropriate covenants are obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated,
o     the lease obligor has maintained good market acceptability in the past,
o     the investment is of a size that will be attractive to institutional investors, and
o     the underlying leased equipment has elements of portability and/or use that enhance its marketability if foreclosure is ever required on the underlying equipment.

Tobacco Settlement Revenue Bonds. The Fund may invest a significant portion of its assets in tobacco settlement revenue bonds.  As of the Fund's fiscal year ended December 31, 2005,
23.8% of the Fund's assets were invested in tobacco revenue settlement bonds.

      Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the Master Settlement Agreement ("MSA"). The MSA is an agreement, reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto
Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ
Reynolds, Brown & Williamson, and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 92%. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation.
The MSA established a base payment schedule and a formula for adjusting payments each year.
Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

       A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

      Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the fund's net asset value.

      The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges as to its unconstitutionality, and until recently, courts have rejected those claims. Following is a summary of the more significant litigation relating to the MSA or tobacco manufacturers.

      Litigation Challenging the MSA.  The participating manufacturers and states in the
MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits, allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the
Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

      To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although three such challenges have survived initial appellate review of motions to dismiss. Two of these three challenges (referred to herein as Grand
River and Freedom Holdings) are pending in the U.S. District Court for the Southern
District of New York and have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation. In these two cases, certain decisions by the U.S. Court of Appeals for the Second Circuit have created heightened uncertainty as a result of that court's interpretation of federal antitrust immunity and Commerce Clause doctrines as applied to the MSA and the states'
MSA-related legislation, which interpretation appears to conflict with interpretations by other courts, which have rejected challenges to the MSA and the states' MSA-related legislation. Prior decisions rejecting such challenges have concluded that the MSA and the
MSA-related legislation do not violate the Commerce Clause of the U.S. Constitution and are protected from antitrust challenges based on established antitrust immunity doctrines.
Such a conflict may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states' related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit
Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states' MSA-related legislation.
      Grand River and Freedom Holdings.   Both cases are pending in the U.S. District Court
for the Southern District of New York and seek to enjoin the enforcement of states'
MSA-related legislation. The Grand River case is pending against the attorneys general of
31 states.  The plaintiffs seek to enjoin the enforcement of the states' MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution. Grand
River was remanded and remains pending in the Southern District and the parties have engaged in discovery with respect to the antitrust and Commerce Clause claims.

      The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case.  On February 10, 2006, plaintiffs filed an amended complaint seeking (1) a declaratory judgment that the operation of the MSA and New
York's MSA-related legislation implements an illegal per se output cartel in violation of the federal antitrust laws and is preempted thereby, (2) a declaratory judgment that New
York's MSA-related legislation, together with the similar legislation of other states, regulates interstate commerce in violation of the Commerce Clause of the U.S. Constitution and (3) an injunction permanently enjoining the enforcement of New York's MSA-related legislation.

      To date, the Second Circuit is the only federal court that has sustained a Commerce
Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss.  A final decision in these cases by the District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court.  A
Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states' MSA-related legislation, could potentially lead to invalidation of the MSA and states' MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund's outstanding investment.

      A third case challenging the MSA (Xcaliber v. Ieyoub) in federal court in Louisiana
(Fifth Circuit) also has survived appellate review of motions to dismiss.  Certain non-participating manufacturers are alleging, among other things, that certain provisions of Louisiana's MSA-related legislation violate various provisions of the U.S. Constitution and the Louisiana constitution.  On March 1, 2006, the U.S. Court of Appeals for the Fifth
Circuit vacated the district court's dismissal of the plaintiffs' complaint and remanded the case for reconsideration. In addition to the three cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states' MSA-related legislation in California, Louisiana, Oklahoma, Kansas, Kentucky, Tennessee and Arkansas.
The issues raised in Freedom Holdings or Grand River are also raised in many of these other cases.  The MSA and states' MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

      Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as "secondhand smoke."  Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

      The MSA does not release participating manufacturers from liability in either individual or class action cases.  Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries. Following is a brief description of two of the more significant litigation cases.

      In 1999 the U.S. Department of Justice filed a lawsuit against the tobacco industry.
The federal government alleges that the major tobacco companies defrauded and misled the
American public about the health risks associated with smoking cigarettes. On February 4,
2005, the U.S. Court of Appeals for the District of Columbia dismissed the government's specific claim seeking the disgorgement of $280 billion representing past industry profits, funding for cessation and counter-advertising programs and release of all industry documents. On October 17, 2005, the U.S. Supreme Court denied the U.S. government's petition for certiorari seeking further review of the dismissal of the specific claim seeking disgorgement. During final arguments of the case before the U.S. District Court in
June 2005, the government reduced its demand for damages from the tobacco industry to $14 billion - a significant reduction from the original claim for $280 billion. Although the government could again seek appellate review of the dismissal following the verdict in the trial, the Supreme Court ruling eliminates the government's claim for $280 billion and limits the government's potential remedies principally to forward-looking relief, including measures such as those already included in the MSA. The trial in District Court has concluded but the Court has not announced when it will issue its verdict.

      In Engle v. R.J. Reynolds Tobacco Co., a Florida state court certified a class of
Florida smokers alleging injury due to their tobacco use. The estimated size of the class ranges from 300,000 to 700,000 members. In July 1999, the jury found against the defendants regarding the issues common to the class, such as whether smoking caused certain diseases, whether tobacco was addictive, and whether the tobacco companies withheld information from the public. In July 2000, the jury returned a verdict assessing punitive damages totaling approximately $145 billion against the tobacco industry defendants. Following entry of judgment in November 2000, the defendants posted appeal bonds in the amount of $100 million each, the maximum amount required pursuant to a Florida bond cap statute enacted in May
2000 and initiated the appeals process. In May 2003, the Florida Third District Court of
Appeal reversed the judgment entered by the trial court and instructed the trial court to order the decertification of the class. The plaintiffs petitioned the Florida Supreme Court for further review and, in May 2004, the Florida Supreme Court agreed to review the case.
Oral arguments were heard in November 2004 but the Florida Supreme Court has not yet ruled.

      It has been reported that the plaintiffs in Engle believe the Florida appeal bond cap legislation is unconstitutional.  In the event that a court of final jurisdiction were to declare the legislation unconstitutional, and in a worst case scenario, it is possible that a judgment for punitive damages could be entered in an amount not capable of being bonded, resulting in an execution of the judgment before it could be set aside on appeal.

      The ultimate outcome of these and any other pending or future lawsuits is uncertain.
Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA.  In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

      |X|   Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services, a division of
The McGraw-Hill Companies, Inc. ("Standard and Poor's") and Fitch, Inc. ("Fitch"),
represent the respective rating agency's opinions of the credit quality of the municipal securities they
undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      After the Fund buys a municipal security, it may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the
Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's,
Standard & Poor's, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with
U.S. government securities placed in an escrow account. As a result, the pre-refunded security has essentially the same risks of default as an AAA-rated security.

      The rating definitions of Moody's, Standard & Poor's and Fitch for municipal securities are contained in Appendix A to this SAI. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

      In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and the particular facility.

o     Special Risks of Lower-Grade Securities. Up to 5% of the Fund's assets that are invested in New York municipal securities (as defined in the Prospectus) may be invested in
New York municipal obligations rated below investment grade. In addition, no more than 5%
of the Fund's assets that are invested in municipal obligations overall may be invested in municipal obligations rated below investment grade. These are commonly referred to as "junk bonds." Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of prudent investment management, the Fund limits its investments in lower grade securities and does not buy securities rated below "Ba" by Moody's or "BB" by Standard & Poor's or
Fitch (or unrated securities that the Manager deems to be of comparable quality).

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are
investment grade, they may be subject to special risks and have some speculative characteristics.

      In the event of unanticipated financial difficulties, default or bankruptcy of an issuer of an obligation or the underlying source of funds for debt service on an obligation the Fund owns, the Fund can take such action as the Manager considers appropriate. That might include, for example, retaining the services of persons, firms, professional organizations and others to evaluate or protect real estate, facilities or other assets securing the obligation or acquired by the Fund as a result of such event. The Fund will incur additional costs in taking protective action with respect to portfolio obligations that are in default or the assets securing those obligations. As a result, the Fund's share prices could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of these types of actions might not be tax-exempt.

Special Investment Considerations - New York Municipal Securities.  As explained in the
Prospectus, the Fund's investments are highly sensitive to the fiscal stability of New York
State (referred to in this section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City (the "City"), which issue the municipal securities in which the Fund invests.  The following information on risk factors in concentrating in New York municipal securities is only a summary, based on the State's
Annual Information Statement dated May 4, 2005, as updated through January 26, 2006, and on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to March 22, 2006 with respect to offerings of New York
State, and on or prior to April 6, 2006 with respect to offerings by the City.  No representation is made as to the accuracy of this information.

      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis.  Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Fund invests.

      |X| Factors Affecting Investments in New York State Securities.  On April 18, 2005,
the New York State Division of Budget ("DOB") issued the "2005-06 Enacted Budget Report"
containing the 2005-06 Enacted Budget Financial Plan ("Enacted Budget Financial Plan") for
the State.  On January 17, 2006, the Governor presented the Executive Budget Financial Plan for 2006-07 to the legislature.  The Executive Budget Financial Plan (the "Executive Budget
Financial Plan" or "Financial Plan") is the third quarterly update to the Enacted Budget
Financial Plan and includes updated projections for State fiscal years 2005-06 through
2008-09 and an assessment of the risks affecting the Financial Plan.

      The State's economy has been growing since September 2003, a trend DOB expected to continue, albeit more modestly, over the four-year period of the State's Financial Plan
(2005-06 through 2008-09).  DOB estimated underlying revenue growth of 11 percent in
2005-06 (the second year in a row in which revenues have grown at this rate), and still-strong 8 percent growth in 2006-07.  The State's multi-year budget outlook showed a commensurate improvement.  DOB projected a net General Fund (the major operating fund of the State) operating surplus of $2.0 billion in 2005-06 (the third consecutive year in which a surplus will have been recorded on both a budgetary and GAAP-basis accounting) and lowered its estimate of the budget gaps for the 2006-07 through 2008-09 period.

      The net General Fund surplus estimate of $2.0 billion was approximately $1.0 billion higher than projected in the preceding update to the Financial Plan.  Strong growth in tax collections, particularly in business taxes and the personal income tax (PIT), led DOB to raise its General Fund receipts forecast for the 2005-06 year by $1.4 billion  At the same time, projected General Fund disbursements were revised upward by over $300 million, mainly for Medicaid and transit aid payments now planned for 2005-06 rather than 2006-07.  DOB believed the overall Financial Plan estimates to be reasonable, but subject to a number of risks, including the performance of the State economy in general and the financial services sector in particular.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan.  These forces may affect the
State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control.  The Financial Plan is also necessarily based on forecasts of national and State economic activity.  Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.  DOB believed that its receipts and spending estimates related to the performance of the State and national economies were reasonable.  However, there can be no assurance that actual results will not differ materially and adversely from the results forecasted.  Other risks inherent in the current projections include the performance of the
State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

      The Financial Plan projections assumed that Video Lottery Terminal (VLT) revenues would be used to continue to finance the State's Sound Basic Education (SBE) program.  The
SBE program is part of the State's efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution.  The compliance plan also includes traditional school aid and Federal aid.  The State Court of Appeals has upheld the constitutionality of VLTs as a lottery game for education funding.

      Aside from the $21 million in the Contingency Reserve Fund, the Financial Plan did
not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

      An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.  For example, the Federal government has been auditing Medicaid claims submitted since 1993 under the School
Supportive Health Services Program.  These audits had not been finalized, and, as a result, the liability of the State and school districts for any disallowances could not be determined.  Federal regulations include an appeals process that could postpone repayment of any disallowances.  The Financial Plan assumed the Federal government would fully reimburse these costs.

      In addition, a portion of Federal Medicaid payments related to School Supportive
Health Services has been deferred by the Federal Centers for Medicare and Medicaid pending finalization of audits.  Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the
Financial Plan.  Alternatively, if the State suspends reimbursement, local governments could be adversely affected.  It was unclear what impact, if any, Federal actions would have on the Financial Plan.  The Financial Plan assumed no significant Federal disallowances or other Federal Actions that could adversely affect State finances.

      Although DOB believed that the U.S. economy would grow at approximately its long-term trend growth rate through the end of its forecast horizon, many risks attend this forecast.  In general, the forecast is contingent upon the absence of severe shocks to the economy.  Unpredictable events such as a terrorist attack remain the biggest risk to continued economic expansion.  Such a shock could impair economic growth in many ways, such as causing a plunge in consumer confidence, the stock market, investment spending by firms or impairing the transportation of economic goods and services, or causing a large spike in oil prices.  A severe and extended downturn could easily materialize from such shocks.

      There are other significant factors that could lead to noticeably lower economic growth.  An extended period of energy prices that are higher than projected could well reduce the ability of consumers and businesses to spend on non-energy related items.
Colder weather than normal in the Northeast could raise natural gas prices even further, and consumers might respond by reducing spending by more than is anticipated over the coming months.  Such cutbacks could make firms behave even more cautiously and reduce business capital spending.  Persistently high energy prices also raise the possibility that inflation expectations could ratchet higher, causing the Federal Reserve Board to raise interest rates more than anticipated, and raising the likelihood of a major economic slowdown or even a recession.

      A sharp reduction in the inflow of foreign funds might also add to inflationary pressures by weakening the U.S. dollar, which might also cause the Federal Reserve to increase rates more than anticipated.  Such a development might also produce an imbalance in the market for U.S. Treasury securities, causing long-term rates to rise in order to fund the Federal budget deficit.  Higher interest rates could, in turn, induce households to increase the personal saving rate, resulting in even further cutbacks in consumer spending.  This risk would only be exacerbated by lower than expected equity or housing prices, particularly if the anticipated easing of home prices happens suddenly rather than
gradually as was expected.   Lower consumption growth could weaken expected future
corporate profits and, in turn, lower employment and investment growth.

      On the other hand, lower inflation than expected, perhaps as a result of an even greater drop in the price of oil or more modest growth in unit labor costs, possibly due to slower growth in wages or stronger productivity growth, could induce the Federal Reserve to keep monetary policy much less restrictive than expected, resulting in stronger consumption and investment growth than projected.  A more rapid increase in export growth due to either a weakened dollar or faster global growth could generate a somewhat stronger increase in total output than expected.  Moreover, stronger employment growth could result in higher real wages, supporting faster growth in consumer spending than currently anticipated.

      In addition to the risks described above for the national forecast, there are risks specific to New York.  Another terrorist attack targeted at New York City would once again disproportionately affect the State economy, resulting in lower income and employment growth than reflected in the State's forecast.  Higher energy prices and the potential for greater pass-through to core inflation, combined with a growing rate of capacity utilization and a tightening labor market, raise the probability that the Federal Reserve will over-tighten.  Such an outcome could negatively affect the financial markets, which would also disproportionately affect the New York State economy.  In addition, the State's real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations.  These effects could ripple through the economy, affecting both employment and wages.

      In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher wage and bonuses growth than projected.  The financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast.  With the economy becoming increasingly globalized, and the pace of both technological and regulatory change accelerating, projecting finance industry revenues and profits has never been more challenging.

      |X| The 2005-06 Financial Plan.  DOB projected the State would end the 2005-06 fiscal year with a net $2 billion surplus in the General Fund, after paying certain Medicaid ($500 million) and mass transit ($45 million) expenses in 2005-06 rather than 2006-07, and making the maximum annual contribution of $73 million to the State's Rainy Day Reserve.  The State attributed the net surplus to continued strength in revenues from 2004-05 levels.

      General Fund receipts, including transfers from other funds, were projected to total
$47.9 billion in 2005-06.  DOB had revised the revenue estimate upward based on actual revenue collections and the strength of key economic indicators, both of which had exceeded expectations.  Both personal income taxes and business taxes had shown robust growth, similar to the experience in prior economic expansions.  Real estate-related tax collections had also exceeded projected levels, reflecting strength in home sales and mortgage refinancings.

      General Fund disbursements, including transfers to other funds, were expected to total $47.2 billion in 2005-06, an increase of $337 million above the previous forecast.
The most substantive revisions were attributed to timing, with the higher spending from the acceleration of Medicaid and mass transit payments offset in part by lower spending for labor settlements that were expected to occur in 2005-06 but were re-budgeted for 2006-07.

      DOB projected the State would end the 2005-06 fiscal year with a General Fund balance of 3.2 billion.  The forecasted balance consists of $1.0 billion in undesignated reserves and $2.2 billion in designated reserves.  The undesignated reserves consist of $945 million in the Rainy Day Fund, after a maximum deposit of $73 million in 2005-06, and $21 million in the Contingency Reserve Fund.  The designated reserves consist of $2.0 billion in a spending stabilization reserve, which was planned for use in equal installments to help reduce the 2007-08 and 2008-09 budget gaps, and $286 million in the Community Projects Fund that finances discretionary spending initiatives by the Legislature and Governor.  The projected year-end balance was affected by the planned payment of an additional $552 million in tax refunds before the end of the 2005-06 fiscal year, from a reserve established for that purpose, based on enhancements in tax processing.

      Looking ahead, DOB projected General Fund receipts, including transfers from other funds, to total $502 billion in 2006-07, an increase of $2.2 billion (4.7 percent) from
2005-06.  The increase in General Fund receipts was attributed to increased collections from PIT and sales taxes, and miscellaneous receipts.  General Fund tax receipt growth was projected at 5.8 percent.  General Fund miscellaneous receipts were projected to increase by 4.5 percent.

      The State projected General Fund disbursements, including transfers to other funds, of $49.6 billion in 2006-07, an increase of $2.4 billion (5.1 percent) from 2005-06.
Increases in Grants to Local Governments ($1.6 billion), State Operations ($642 million), and General State Charges ($341 million) are partially offset by a decrease in transfers to other funds ($148 million.)

      |_|   State Governmental Funds Group.  Substantially all State non-pension financial operations are accounted for in the State's governmental funds group.  Governmental funds include the following four fund types, the State's projections of receipts and disbursements in which comprise the State's Financial Plan:

      o     the General Fund, which is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most
State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources;

      o     Special Revenue Funds, which account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as federal grants, that are legally restricted to specified purposes;

      o     Capital Projects Funds, which account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds); and

      o     Debt Service Funds, which account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

      |_|   Local Government Assistance Corporation.  In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation
(LGAC), a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing.  The legislation also dedicated revenues equal to one percent of the
State sales and use tax to pay debt service on these bonds.  As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program.
The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also imposed a limitation on the annual seasonal borrowing of the
State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time.  Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no tax and revenue anticipation note (TRAN) seasonal borrowing in the fifth year).  This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.  No restrictions were placed upon the State's ability to issue deficit notes.

      The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

      |X|   Authorities.  The fiscal stability of the State is related in part to the fiscal stability of its public Authorities.  Authorities refer to public benefit corporations, created pursuant to State law, other than local authorities.  Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities.  Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.  The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its
Authorities were to default on their respective obligations, especially those involving
State-supported or State-related debt. As of December 31, 2004, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $120.4 billion, only a portion of which constituted State-supported or State-related debt.

      Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities.  In addition, State legislation authorizes several financing techniques for
Authorities.  There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to
Authorities.  Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, the affected localities could seek additional State assistance if local assistance payments are diverted.  Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      |X|   Ratings of the State's Securities.  As of March 22, 2006, Standard & Poor's had
rated the State's general obligation bonds "AA," Moody's had rated those bonds "Aa3" and
Fitch had rated those bonds "AA-".

      Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating must be obtained from the rating agency furnishing the rating.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of a rating may have an effect on the market price of the
State and municipal securities in which the Fund invests.

      |X|   The State's General Obligation Debt.  As of March 31, 2005, the State had
approximately $3.7 billion in general obligation bonds outstanding.  Principal and interest due on general obligation bonds were $484 million for the 2004-05 fiscal year and were estimated to be $490 million for the State's 2005-06 fiscal year.

      |X|   Pending Litigation.  The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations.
That litigation includes, but is not limited to, claims asserted against the State involving State finances and programs and arising from alleged violations of civil rights, alleged torts, alleged breaches of contracts, real property proceedings and other alleged violations of State and Federal laws.  These proceedings could affect adversely the financial condition of the State in the 2005-06 fiscal year or thereafter.

      The State reported its belief that the 2005-06 Financial Plan included sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2005-06 fiscal year.  These reserves included (but were not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund.
In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period.  There could be no assurance given, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2005-06 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2005-06 Financial Plan.

      In addition, the State is party to other claims and litigation that either its legal counsel has advised are not probable that the State will suffer adverse court decisions or the State has determined are not material.  Although the amounts of potential losses, if any, are not presently determinable, it was the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 2005-06 fiscal year or thereafter.

      |X|   Other Functions.  Certain localities in addition to the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance was not included in the projections of the State's receipts and disbursements for the State's 2005-06 fiscal year or thereafter.

      |X|   Factors Affecting Investments in New York City Municipal Securities. The City
has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, news media and advertising firms.

      The City is a major seaport and focal point for international business.  Many of the major corporations headquartered in the City are multinational in scope and have extensive foreign operations.  Numerous foreign-owned companies in the United States are also headquartered in the City.  These firms, which have increased in number substantially over the past decade, are found in all sectors of the City's economy, but are concentrated in trade, professional and business services, tourism and finance.  The City is the location of the headquarters of the United Nations, and several affiliated organizations maintain their principal offices in the City.  A large diplomatic community exists in the City to staff the missions to the United Nations and the foreign consulates.

      Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. The City experienced a recession in the early 1970s through the middle of that decade, followed by a period of expansion in the late 1970s through the late 1980s.  The City fell into recession again in the early 1990s which was followed by an expansion that lasted until 2001.  The
City's financial plan assumed that the economic slowdown that began in 2001 as a result of the September 11 attack, a national economic recession, and a downturn in the securities industry had come to an end in 2003.  Since then, Wall Street activity, tourism, and the real estate market have driven a broad based economic recovery.  The City's financial plan assumed continued moderate growth in calendar year 2006.

       For each of the 1981 through 2005 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP") after discretionary and other transfers.  The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan, which relates to the City and certain entities that receive funds from the City, including the City's financial plan for the 2006 through 2009 fiscal years submitted to the Control Board on
July 6, 2005 (the "July Financial Plan"), and Modification No. 06-2 to the July Financial
Plan submitted to the Control Board on February 1 and February 13, 2006, which, among other things, contains the Mayor's preliminary budget for the 2007 fiscal year and extends the financial plan to include the 2010 fiscal year (the July Financial Plan , as so modified, the "2006-2010 Financial Plan", or "Financial Plan").  The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

      Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully.  Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York
City Municipal Water Finance Authority ("Water Authority"), which issues debt secured by water and sewer revenues.  In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements, although it did not expect to issue such notes in fiscal year 2006.  The success of projected public sales of City, Water
Authority and other bonds and notes will be subject to prevailing market conditions.
Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      |X|   The City's 2006-10 Financial Plan.  For the 2005 fiscal year, the City's
General Fund had an operating surplus of $3.534 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.  The 2005 fiscal year was the twenty-fifth consecutive year that the City had achieved balanced operating results when reported in accordance with GAAP.

        The Financial Plan projected revenues and expenses for the 2006 and 2007 fiscal years balanced in accordance with GAAP, and projected gaps of $3.4 billion, $3.5 billion and $2.7 billion in fiscal years 2008 through 2010, respectively, after implementation of a gap-closing program.

      The Financial Plan reflected increases in projected net revenues since the July
Financial Plan totaling $2.8 billion, $1.8 billion, $1.9 billion and $1.6 billion in fiscal years 2006 through 2009, respectively, resulting primarily from increases in estimated real estate transaction, personal income and business tax revenues offset by decreases in real estate tax revenues.  The Financial Plan also reflected a decrease in projected net expenditures since the July Financial Plan of $268 million in fiscal year 2006, excluding the prepayment of $3.3 billion of expenditures otherwise due in fiscal year 2007, and increases in projected net expenditures totaling approximately $1.2 billion, $1.0 billion, and $1.4 billion in fiscal years 2007 through 2009, respectively.  Increases in projected expenditures since the July Fiscal Plan include:  (i) increased labor costs as a result of settlements of labor negotiations and provision for similar increases for collective bargaining units not yet settled of $661 million, $1.1 billion, $1.2 billion and $1.2 billion in fiscal years 2006 through 2009, respectively; (ii) increased energy costs of
$101 million, $102 million, $88 million and $83 million in fiscal years 2006 through 2009, respectively; (iii) increased agency spending of $102 million, $216 million, $216 million and $223 million in fiscal years 2006 through 2009, respectively; and (iv) the contribution of $1 billion in each of fiscal years 2006 and 2007 to a trust to be established to advance-fund a portion of the future cost of health benefits for retirees.  Decreases in projected City-funded expenditures since the July Financial Plan resulted from (i)
increases in State education aid of $35 million, $300 million, $337 million and $337 million in fiscal years 2006 through 2009, respectively; (ii) a one-time decrease in
Medicaid expenses of $450 million due to a change in accrual methods for Medicaid payments beginning in fiscal year 2006; (iii) decreases in debt service costs of $41 million, $117 million, $33 million and $9 million in fiscal years 2006 through 2009, respectively; and
(iv) a reduction in prior year payables of $400 million and a reduction in the general reserve of $200 million in fiscal year 2006.

      In addition, the Financial Plan reflected decreased pension contributions of $925 million and $571 million in fiscal years 2006 and 2007, respectively, and increased pension contributions of $161 million and $452 million in fiscal years 2008 and 2009, respectively, as a result of changes in actuarial assumptions and funding methodologies, which had been approved by the boards of trustees of the five major actuarial pension systems and which were expected to be approved by the State legislature.  The Financial Plan included the proposed prepayment in fiscal year 2006 of $3.3 billion in debt service and other payments otherwise due in fiscal year 2007.

      The Financial Plan set forth gap-closing actions to eliminate the previously projected gap for the 2007 fiscal year and to reduce previously projected gaps for fiscal years 2008 and 2009.  The gap-closing actions included: (i) reduced agency expenditures or increased revenues totaling $228 million, $262 million, $211 million, and $211 million in fiscal years 2006 through 2009, respectively; and (ii) additional State actions of $250 million annually in fiscal years 2007 through 2009 and federal actions of $100 million in fiscal year 2007, which require the approval of the State and federal governments, respectively.  The gap-closing actions set forth in the Financial Plan were partially offset by $256 million annually through the proposed extension of the property tax rebate for homeowners in fiscal years 2008 and 2009.

        The Financial Plan included funding for all recent labor contract settlements covering the vast majority of City employees and made provision for wage increases for all employees in  collective bargaining units without contract settlements consistent with the patterns established in the settlements.  The Financial Plan made provision for a fourth contract year under the current round of collective bargaining with a 3.15% wage increase in that year and made provision for 1.25% wage increases annually thereafter for all City employees.

        The Financial Plan did not reflect the expected expenditure by the City in fiscal year 2006 of approximately $575 million for Medicaid costs resulting from additional
Medicaid payments expected to be made to the New York City Health and Hospitals Corporation
("HHC") totaling approximately $1.15 billion.  The amount of the City's payment reflects the State and local share of these eligible Medicaid costs, which the City is required by law to pay.

        Depending on the amount of State aid provided to localities in the State's adopted budget, the City might be required to make changes in its Financial Plan.  The Financial
Plan included anticipated State actions of $250 million for fiscal year 2007. The Financial
Plan also included an increase in unrestricted State education aid in fiscal year 2007 of
$291 million.  The Legislative budget agreement increased unrestricted education aid to the
City by an estimated $427 million and included other actions benefiting the City totaling
$17 million.  The City anticipated reflecting the impact of an adopted State budget in its next update to the financial plan.

      Although the City has maintained balanced budgets in each of its last 25 fiscal years, and is projected to achieve balanced operating results for the 2006 and 2007 fiscal years, there is no assurance that the Financial Plan or future actions to close projected outyear gaps can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions.  Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

        The Financial Plan is based on numerous assumptions, including the condition of the
City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected.  The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2006 through 2010 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the
City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the HHC and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets.  Certain of these assumptions have been questioned by the City Comptroller and other public officials.

      From time to time, the City Comptroller and other public officials issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the
City to eliminate projected operating deficits.  Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies.  Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.  It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

      On March 6, 2006, the City Comptroller released a report on the Financial Plan.  The report noted that the housing market and the overall economy are slowing, that financial markets face uncertainty due to rising interest rates and high debt levels and that additional extraordinary savings of the magnitude of current lower pension costs and the benefits from the State Medicaid cap are unlikely, suggesting that much of the good fortune experienced by the City in recent years is unlikely to continue.  The report also stated
that efforts by the State and Federal governments to contain Medicaid costs are expected to have negative impacts on the already weakening financial condition of HHC, and that the
City may find that its subsidy to HHC, which is in the $150 million range throughout fiscal years 2007 through 2010, will need to increase.  The report observed that pension costs appear to be near the end of a cyclical increase and are expected to remain at a level comparable to that reached in the mid-1980's, when considered as a percentage of general fund revenues, and that health insurance costs, which consumed more than 5 percent of total revenues in fiscal year 2005, are expected to consume more than 7 percent of total revenues in fiscal year 2010.

      On February 23, 2006, the staff of the Office of the State Deputy Comptroller issued a report on the Financial Plan.  The report found that the City has a $4.5 billion surplus in fiscal year 2006, of which $1.2 billion would be set aside to pay for future costs.  The report also identified additional net benefits of approximately $486 million, $251 million,
$210 million, $110 million and $110 million for fiscal years 2006 through 2010, respectively, which, when added to the results projected in the Financial Plan, would produce an additional surplus of $737 million in fiscal year 2007 and, after and assumed transfer to fiscal year 2008 of that additional surplus, result in gaps of $2.5 billion,
$3.4 billion and $2.6 billion in fiscal years 2008 through 2010, respectively.

      On March 13, 2006, the staff of the Control Board issued a report on the Financial
Plan.  The report quantified certain risks and possible resources.  The report identified possible net resources of $484 million for fiscal year 2006 and net risks of $167 million,
$176 million, $179 million and $180 million in fiscal years 2007 through 2010, respectively, which when combined with the results projected in the Financial Plan, result in an estimated surplus of $484 million in fiscal year 2006 (after providing for the prepayment of $3.3 billion of fiscal year 2007 expenses with fiscal year 2006 resources), and estimated gaps of $167 million, $3.6 billion, $3.7 billion, and $2.9 billion in fiscal years 2007 through 2010, respectively.

      On March 27, 2006 the Independent Budget Office released a report reviewing the
Financial Plan.  In this report, the IBO estimated the City's fiscal year 2006 surplus would be $3.1 billion, and expected budget gaps of $445 million, $2.5 billion, $2.4 billion and $1.7 billion in fiscal years 2007 through 2010, respectively.  These results would be less favorable than the Financial Plan by $137 million and $445 million in fiscal years
2006 and 2007, respectively, and more favorable by $1.0 billion, $1.1 billion and $1.0 billion in fiscal years 2008 through 2010, respectively.  The IBO's lower budget gap projections resulted in part from the IBO's higher forecast of property tax revenues, which exceeded the Financial Plan projections by $313 million, $693 million, $923 million and
$1.2 billion in fiscal years 2007 through 2010, respectively.

      Various actions proposed in the Financial Plan are uncertain.  If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance could be given that these estimates and projections, which included actions which the City expected would be taken but which were not within the City's control, would be realized.

      |X|   Ratings of the City's Bonds.  As of April 6, 2006, Moody's, Standard & Poor's
and Fitch rated the City's general obligations bonds A1, A+ and A+, respectively.  These ratings reflected only the views of Moody's, Standard & Poor's and Fitch from which an explanation of the significance of such ratings may be obtained.  There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.  Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds.

      |X|   The City's Outstanding Indebtedness.  As of September 30, 2005, the City had
$34.209 billion of outstanding net long-term indebtedness.

      For its normal operations, the City depends on aid from the State both to enable the
City to balance its budget and to meet its cash requirements.  There can be no assurance that there will not be delays or reductions in State aid to the City from the amounts projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.  In addition, the Federal budget negotiation process could result in a reduction or a delay in the receipt of Federal grants which could have adverse effects on the City's cash flow or revenues.

      |X|   Pending Litigation.  The City is a defendant in lawsuits pertaining to material matters as well as claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings.  While the ultimate outcome and fiscal impact, if any, on the City of such proceedings and claims were not predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan.  For the fiscal year ended on June 30, 2005, the City expended $590.3 million for judgments and claims, $147.2 million of which was reimbursed by the HHC.  The Financial Plan included provisions for the payment of judgments and claims of $600.7 million, $646.5 million, $689.8 million, $742.7 million and $793.2 for the 2006 through 2010 fiscal years, respectively.  The City is a party to numerous lawsuits and is the subject of numerous claims and investigations.  The City has estimated that its potential future liability for outstanding claims against it as of June
30, 2005 amounted to approximately $4.8 billion.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use any of them.

      |X|   Floating Rate and Variable Rate Obligations. Variable rate obligations, a form of derivative investments, may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

      The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of the backing provided by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.

     |X|    Inverse Floaters. Variable rate bonds known as "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As short term interest rates rise, inverse floaters produce less current income and their market value can become volatile. As short term interest rates fall, inverse floaters produce more current income. Inverse floaters are a type of derivative security.

      To provide investment leverage, a municipal issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. For example, the interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. The Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions. The Fund can invest up to 5% of its total assets in inverse floaters.

      Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax exempt interest rates. As long as the municipal yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a
"rate-lock option."

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Under certain circumstances, the Fund may enter into a "shortfall  and forbearance"
agreement with the sponsor of an inverse floater held by the Fund. Upon the termination of the trust issuing the inverse floater, such an agreement would require the Fund to reimburse the sponsor of the inverse floater the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. The Fund would not be required to make such a reimbursement under standard terms of a more typical inverse floater not subject to such an agreement. Although entering into a "shortfall and forebearance" agreement would expose the Fund to the risk that it may be required to make the reimbursement described above, the Fund would usually receive higher interest payments than under a typical inverse floater and would be able to defer recognizing any loss on an inverse floater covered by the shortfall and forbearance agreement.

      |X|   "When-Issued" and "Delayed-Delivery" Transactions. Subject to the limitations stated in the prospectus, the Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" (or "forward commitment")
basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture have been created. A market exists for the securities, but they are not available for immediate delivery.

      These transactions are negotiated, and the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund, from time to time, may purchase municipal
securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery might be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of these securities and could cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at the settlement of the trade.

      The Fund may engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the
Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the
Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid securities at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the
Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X|   Zero-Coupon Securities. The Fund can buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Original issue discount on these securities is included in the Fund's tax-free income. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other
debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the
Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X|   Puts and Standby Commitments. The Fund can acquire "stand-by commitments" or
"puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank.
However, securities having this feature may have a relatively lower interest rate.

      When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the
Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the
Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X|                 Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It might do so for temporary defensive purposes or for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

       In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid securities. The Fund cannot invest more than 20% of its total assets in taxable repurchase agreements offering taxable income.

      Repurchase agreements, considered "loans" under the Investment Company Act of 1940
(the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

      The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the
"SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities.
Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X|   Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions. To enable the Fund to sell its holdings of a restricted security not registered under the
Securities Act of 1933, the Fund may have to cause those securities to be registered.  The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the
Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the
Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated
in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the
Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.

      |X|   Borrowing for Leverage. The Fund has the ability to invest borrowed funds in portfolio securities. This speculative investment technique is known as "leverage". Under its fundamental policies, the Fund may not borrow, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules or regulations may be amended or interpreted from time to time.  Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less its liabilities, other than borrowings, except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. The Fund may borrow for temporary or emergency purposes only to the extent necessary in emergency situations to meet redemption requests after using all cash held by the Fund to meet such redemption requests, other than cash necessary to pay Fund fees and expenses. If the value of a Fund's assets fails to meet the 300% asset coverage requirement, the Fund is required, within three days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds.
Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      In addition, pursuant to an exemptive order issued by the SEC to Citicorp North
America, Inc. ("Citicorp"), the Fund also has the ability to borrow, subject to the limits established by its investment policies, from commercial paper and medium-term note conduits administered by Citicorp that issue promissory notes to fund loans to investment companies such as the Fund. These loans may be secured by assets of the Fund, so long as the Fund's policies permit it to pledge its assets to secure a debt. Liquidity support for these loans will be provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. The Fund will have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice. As a borrower under a conduit loan facility, the Fund maintains rights and remedies under state and federal law comparable to those it would maintain with respect to a loan from a bank.

      |X| Other Derivatives. In addition to floating rate and variable rate obligations and inverse floaters, the Fund can invest in other municipal derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index.  Examples are interest rate swaps, municipal bond indices or swap indices. Certain derivatives can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X|   Hedging. The Fund can use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
o     buy puts on securities, or
o     write covered calls on securities. Covered calls can also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The particular options the Fund can use are described below. The Fund may employ other hedging instruments and strategies in the future, if those investment methods are consistent with the Fund's investment objective, are
permissible under applicable regulations governing the Fund and are approved by the Fund's
Board of Trustees.

o     Put and Call Options. The Fund can buy and sell certain kinds of put options (puts)
and call options (calls). These strategies are described below.

o     Writing Covered Call Options. The Fund can write (that is, sell) call options. The
Fund's call writing is subject to a number of restrictions:
(1)   Calls the Fund sells must be listed on a national securities exchange.
(2)   Each call the Fund writes must be "covered" while it is outstanding. That means the
                  Fund must own the investment on which the call was written.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation
("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the
Fund's entering into a closing purchase transaction.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income.

      Purchasing Calls and Puts. The Fund may buy calls only on securities that relate to securities the Fund owns, broadly-based municipal bond indices, municipal bond index futures and interest rate futures.  It can also buy calls to close out a call it has written, as discussed above.  Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ(R), or traded in the over-the-counter market.  A call or put option may not be purchased if the purchase would cause the value of all the
Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium.  For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call.  If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date.  In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment.  Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures
(whether or not the Fund owns the futures).

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to
protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

o     Risks of Hedging with Options. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is in the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities.
The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

     |X| Interest Rate Swap Transactions.  In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security.
For example, they may swap a right to receive floating rate payments for fixed rate payments.  The Fund can enter into swaps only on securities it owns. The Fund cannot enter into swaps with respect to more than 25% of its total assets.  Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.  Income from interest rate swaps may be taxable.

     Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default.  If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o     Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission
(the "CFTC") has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange
Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the
Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      When the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

      |X|   Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed
50%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

|X|   Temporary Defensive and Interim Investments.  The securities the Fund can invest in for temporary defensive purposes include the following:
o     short-term municipal securities;
o     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
o     commercial paper rated "A-1" by Standard & Poors, or having a comparable rating by another nationally-recognized rating agency; and
o     certificates of deposit of domestic banks with assets of $1 billion or more.

      The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares.
The income from some of these temporary defensive or interim investments may not be tax-exempt. Therefore when making those investments, the Fund might not achieve its objective.

      |X|   Investments in Other Investment Companies. On a temporary basis, the Fund can invest up to 5% of its total assets in shares of other investment companies that have an investment objective of seeking income exempt from federal, New York State and New York
City personal income taxes. It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the outstanding voting stock of that company). These limits do not apply to shares acquired in a merger, consolidation, reorganization or acquisition of another investment company. Because the Fund would be subject to its ratable share of the other investment company's expenses in addition to its own expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

Other Investment Restrictions

      |X|   What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a
"majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is not a fundamental policy, but will not be changed without approval by the Fund's Board of Trustees and notice to shareholders. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X|   Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

o     The Fund cannot make loans, except to the extent permitted under the Investment
Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund may not borrow money, except to the extent permitted under the Investment
Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to New York municipal securities.

o     The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund may not underwrite securities of other issuers, except to the extent that a
Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

o     The Fund cannot issue senior securities, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of the issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

      Unless the Prospectus or SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the
Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      |X|   Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has the
additional operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval:

o     In carrying out its fundamental policy prohibiting concentration of its assets, the
Fund has an operating policy that the Fund cannot invest 25% or more of its assets in any particular industry or group of related industries. Subject to the Fund's policy on concentration, the Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market, such as general obligation bonds, pollution control bonds, hospital bonds, tobacco settlement bonds, or any other industry segment listed in Appendix B to this SAI. In that case, economic, business, political or other events affecting that segment or an issuer in that segment might affect the value of other bonds of issuers in the same segment and therefore would increase the Fund's exposure to market risks.

o     In applying its policy prohibiting the issuance of senior securities, the Fund interprets that policy not to prohibit certain investment activities for which assets of the Fund are designated as segregated to cover the related obligations. Examples of those activities include borrowing money, repurchase agreements, delayed-delivery and when-issued transactions and contracts to buy or sell derivatives.

o     For the purposes of the Fund's policy regarding minimum investments in the tax-exempt securities, the minimum investment requirement is based on net assets plus borrowings used for investment purposes.

Diversification. The Fund intends to be "diversified" as defined in the Investment Company
Act and to satisfy the restrictions against investing too much of its assets in any one
"issuer" as set forth in the restrictions above. Under the Investment Company Act's requirements for diversification, as to 75% of its total assets, the Fund cannot invest more than 5% of its total assets in the securities of any one issuer (other than the U.S.
government, its agencies or instrumentalities) nor can it own more than 10% of an issuer's voting securities. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

    Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These
    policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a)
    conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o     Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of
            Investments on Form N-Q, which are publicly available at the SEC. In addition, the top 10 or more holdings are posted on the OppenheimerFunds' website at
            www.oppenheimerfunds.com in the "Fund Profiles" section. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

          Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

    The Fund, the Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration
    (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager)
    in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

    A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

    Except under special limited circumstances discussed below, month-end lists of the
    Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's Portfolio and
            Legal departments must approve the completed request for release of Fund portfolio holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

    The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the
    Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),
o     The Fund's independent registered public accounting firm,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

    Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the
    Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

    Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2)
    by the members of the Manager's Security Valuation Group and Accounting Departments in
    connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by the
            Fund are not priced by the fund's regular pricing services)
o     Dealers to obtain price quotations where the fund is not identified as the owner.

    Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the
    Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisors of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

          Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

    The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

    The Chief Compliance Officer of the Fund and the Manager, Distributor, and Transfer
    Agent (the "CCO") shall oversee the compliance by the Manager, Distributor, Transfer
    Agent, and their personnel with these policies and procedures. At least annually, the
    CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

      The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

            -------------------------------------------------------
            A.G. Edwards & Sons         Keijser Securities
            -------------------------------------------------------
            -------------------------------------------------------
            ABG Securities              Kempen & Co. USA Inc.
            -------------------------------------------------------
            -------------------------------------------------------
            ABN AMRO                    Kepler Equities/Julius
                                        Baer Sec
            -------------------------------------------------------
            -------------------------------------------------------
            Advest                      KeyBanc Capital Markets
            -------------------------------------------------------
            -------------------------------------------------------
            AG Edwards                  Leerink Swan
            -------------------------------------------------------
            -------------------------------------------------------
            American Technology ResearchLegg Mason
            -------------------------------------------------------
            -------------------------------------------------------
            Auerbach Grayson            Lehman
            -------------------------------------------------------
            -------------------------------------------------------
            Banc of America Securities  Lehman Brothers
            -------------------------------------------------------
            -------------------------------------------------------
            Barclays                    Lipper
            -------------------------------------------------------
            -------------------------------------------------------
            Baseline                    Loop Capital Markets
            -------------------------------------------------------
            -------------------------------------------------------
            Bear Stearns                MainFirst Bank AG
            -------------------------------------------------------
            -------------------------------------------------------
            Belle Haven                 Makinson Cowell US Ltd
            -------------------------------------------------------
            -------------------------------------------------------
            Bloomberg                   Maxcor Financial
            -------------------------------------------------------
            -------------------------------------------------------
            BNP Paribas                 Merrill
            -------------------------------------------------------
            -------------------------------------------------------
            BS Financial Services       Merrill Lynch
            -------------------------------------------------------
            -------------------------------------------------------
            Buckingham Research Group   Midwest Research
            -------------------------------------------------------
            -------------------------------------------------------
            Caris & Co.                 Mizuho Securities
            -------------------------------------------------------
            -------------------------------------------------------
            CIBC World Markets          Morgan Stanley
            -------------------------------------------------------
            -------------------------------------------------------
            Citigroup                   Morningstar
            -------------------------------------------------------
            -------------------------------------------------------
            Citigroup Global Markets    Natexis Bleichroeder
            -------------------------------------------------------
            -------------------------------------------------------
            Collins Stewart             Ned Davis Research Group
            -------------------------------------------------------
            -------------------------------------------------------
            Craig-Hallum Capital Group  Nomura Securities
            LLC
            -------------------------------------------------------
            -------------------------------------------------------
            Credit Agricole Cheuvreux   Pacific Crest
            N.A. Inc.
            -------------------------------------------------------
            -------------------------------------------------------
            Credit Suisse First Boston  Pacific Crest Securities
            -------------------------------------------------------
            -------------------------------------------------------
            Daiwa Securities            Pacific Growth Equities
            -------------------------------------------------------
            -------------------------------------------------------
            Davy                        Petrie Parkman
            -------------------------------------------------------
            -------------------------------------------------------
            Deutsche Bank               Pictet
            -------------------------------------------------------
            -------------------------------------------------------
            Deutsche Bank Securities    Piper Jaffray Inc.
            -------------------------------------------------------
            -------------------------------------------------------
            Dresdner Kleinwort          Plexus
            Wasserstein
            -------------------------------------------------------
            -------------------------------------------------------
            Emmet & Co                  Prager Sealy & Co.
            -------------------------------------------------------
            -------------------------------------------------------
            Empirical Research          Prudential Securities
            -------------------------------------------------------
            -------------------------------------------------------
            Enskilda Securities         Ramirez & Co.
            -------------------------------------------------------
            -------------------------------------------------------
            Essex Capital Markets       Raymond James
            -------------------------------------------------------
            -------------------------------------------------------
            Exane BNP Paribas           RBC Capital Markets
            -------------------------------------------------------
            -------------------------------------------------------
            Factset                     RBC Dain Rauscher
            -------------------------------------------------------
            -------------------------------------------------------
            Fidelity Capital Markets    Research Direct
            -------------------------------------------------------
            -------------------------------------------------------
            Fimat USA Inc.              Robert W. Baird
            -------------------------------------------------------
            -------------------------------------------------------
            First Albany                Roosevelt & Cross
            -------------------------------------------------------
            -------------------------------------------------------
            First Albany Corporation    Russell Mellon
            -------------------------------------------------------
            -------------------------------------------------------
            Fixed Income Securities     Ryan Beck & Co.
            -------------------------------------------------------
            -------------------------------------------------------
            Fortis Securities           Sanford C. Bernstein
            -------------------------------------------------------
            -------------------------------------------------------
            Fox-Pitt, Kelton            Scotia Capital Markets
            -------------------------------------------------------
            -------------------------------------------------------
            Friedman, Billing, Ramsey   SG Cowen & Co.
            -------------------------------------------------------
            -------------------------------------------------------
            Fulcrum Global Partners     SG Cowen Securities
            -------------------------------------------------------
            -------------------------------------------------------
            Garp Research               Soleil Securities Group
            -------------------------------------------------------
            -------------------------------------------------------
            George K Baum & Co.         Standard & Poors
            -------------------------------------------------------
            -------------------------------------------------------
            Goldman                     Stone & Youngberg
            -------------------------------------------------------
            -------------------------------------------------------
            Goldman Sachs               SWS Group
            -------------------------------------------------------
            -------------------------------------------------------
            HSBC                        Taylor Rafferty
            -------------------------------------------------------
            -------------------------------------------------------
            HSBC Securities Inc         Think Equity Partners
            -------------------------------------------------------
            -------------------------------------------------------
            ING Barings                 Thomas Weisel Partners
            -------------------------------------------------------
            -------------------------------------------------------
            ISI Group                   UBS
            -------------------------------------------------------
            -------------------------------------------------------
            Janney Montgomery           Wachovia
            -------------------------------------------------------
            -------------------------------------------------------
            Jefferies                   Wachovia Corp
            -------------------------------------------------------
            -------------------------------------------------------
            Jeffries & Co.              Wachovia Securities
            -------------------------------------------------------
            -------------------------------------------------------
            JP Morgan                   Wescott Financial
            -------------------------------------------------------
            -------------------------------------------------------
            JP Morgan Securities        William Blair
            -------------------------------------------------------
            -------------------------------------------------------
            JPP Eurosecurities          Yieldbook
            -------------------------------------------------------
            -------------------------------------------------------
            Keefe, Bruyette & Woods
            -------------------------------------------------------

How the Fund Is Managed

Organization and History. The Fund, a series of Rochester Portfolio Series (referred to as the "Trust"), is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund (as a series of the Trust) was organized as a Massachusetts business trust in June 1991. The Fund is currently the only series of the Trust.

      |X|   Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B, and Class C.  All classes invest in the same investment portfolio.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the
Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X|   Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the
Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Audit Committee. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under federal and Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee comprised solely of Trustees who are not
"interested persons" under the Investment Company Act (the "Independent Trustees"). The
members of the Audit Committee are David K. Downes (Chairman), John Cannon, Thomas W.
Courtney, Robert G. Galli, Lacy B. Herrmann and Brian Wruble. The Audit Committee held 6 meetings during the Fund's fiscal year ended December 31, 2005. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent registered public accounting firm regarding the Fund's internal accounting procedures and controls;
(iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent
Trustees; (v) reviewing the independence of the Fund's independent Auditors;
(vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley
Act, to the Fund, the Manager and certain affiliates of the Manager.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees, and selecting and nominating Independent Trustees for election. The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new directors except for those instances when a shareholder vote is required.

To date, the Audit Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the Audit Committee. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, NY 10281-1008, to the attention of the Board of Trustees of Limited Term
New York Municipal Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3)
any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company ("MassMutual") (the parent company of the Manager) would be deemed an "interested person" under the Investment Company
Act. In addition, certain other relationships with MassMutual or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      Although candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders, the
Audit Committee has not established specific qualifications that must be met by a trustee nominee. In evaluating trustee nominees, the Audit Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an
"interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Audit Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees. The
Audit Committee may, upon Board approval, retain an executive search firm or use the services of legal, financial, or other external counsel to assist in screening potential candidates.

There are no differences in the manner in which the Audit Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an
"Independent Trustee" under the Investment Company Act. All of the Trustees, except for Mr.
Cannon are also directors or trustees of the following Oppenheimer funds (referred to as
"Board III Funds"):

            Bond Fund Series
            Oppenheimer MidCap Fund
            Oppenheimer Quest Capital Value Fund, Inc.
            Oppenheimer Quest For Value Funds
            Oppenheimer Quest International Value Fund,
            Inc.
            Oppenheimer Quest Value Fund, Inc.
            Rochester Fund Municipals
            Rochester Portfolio Series

      Mr. Cannon is a Trustee of Bond Fund Series, Rochester Fund Municipals and Rochester
Portfolio Series. In addition to being a director or trustee of the Board III Funds,
Messrs. Galli and Wruble are also directors or trustees of 38 other portfolios in the
OppenheimerFunds complex.

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the
Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

      Messrs. Fielding, Loughran, Cottier, Willis, Gillespie, Murphy, Petersen, Szilagyi,
Vandehey, Wixted and Zack, and Mss. Bloomberg and Ives who are officers of the Fund, hold the same offices of one or more of the other Oppenheimer Funds as with the Fund. As of
March 31, 2006, the Trustees and Officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund.  The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the
Board III Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

----------------------------------------------------------------------------------------
                                 Independent Trustees
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar Range
                                                                         Of Shares
                                                                         Beneficially
                                                                         Owned in Any
                   Years;                                     Range of   of the
                   Other Trusteeships/Directorships Held by   Shares     Oppenheimer
Position(s) Held   Trustee;                                   BeneficiallFunds
with Fund, Length  Number of Portfolios in Fund Complex       Owned in   Overseen by
of Service, Age    Currently Overseen by Trustee              the Fund   Trustee
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                                               As of December 31, 2005
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Thomas W.          Principal of Courtney Associates, Inc.     $0         $10,001-$50,000
Courtney,          (venture capital firm) (since 1982);
Chairman of the    General Partner of Trivest Venture Fund
Board of Trustees  (private venture capital fund); President
since 2001,        of Investment Counseling Federated
Trustee since 1995 Investors, Inc. (1973-1982); Trustee of
Age: 72            the following open-end investment
                   companies: Cash Assets Trust (1984),
                   Premier VIT (formerly PIMCO Advisors
                   VIT), Tax Free Trust of Arizona (since
                   1984) and four funds for the Hawaiian Tax
                   Free Trust. Oversees 10 portfolios in the
                   OppenheimerFunds complex.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
John Cannon,       Director of Neuberger Berman Income        $0         $10,001-$50,000
Trustee, since     Managers Trust, Neuberger & Berman Income
1992               Funds and Neuberger Berman Trust,
Age: 76            (open-end investment companies)
                   (1995-present); Director of Neuberger
                   Berman Equity Funds (open-end investment
                   company) (since November 2000); Trustee,
                   Neuberger Berman Mutual Funds (open-end
                   investment company) (since October 1994);
                   Mr. Cannon held the following positions
                   at CDC Investment Advisors (registered
                   investment adviser): Chairman and
                   Treasurer (December 1993-February 1996),
                   Independent Consultant and Chief
                   Investment Officer (1996-June 2000) and
                   Consultant and Director (December
                   1993-February 1999). Oversees 3
                   portfolios in the OppenheimerFunds
                   complex.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
David K. Downes,   President, Chief Executive Officer and     None       None
Trustee since 2005 Board Member of CRAFund Advisors, Inc.
 Age: 66           (investment management company) (since
                   January 2004); President of The Community
                   Reinvestment Act Qualified Investment
                   Fund (investment management company)
                   (since January 2004); Independent
                   Chairman of the Board of Trustees of
                   Quaker Investment Trust (registered
                   investment company) (since January 2004);
                   Director of Internet Capital Group
                   (information technology company) (since
                   October 2003); Chief Operating Officer
                   and Chief Financial Officer of Lincoln
                   National Investment Companies, Inc.
                   (subsidiary of Lincoln National
                   Corporation, a publicly traded company)
                   and Delaware Investments U.S., Inc.
                   (investment management subsidiary of
                   Lincoln National Corporation)
                   (1995-2003); President, Chief Executive
                   Officer and Trustee of Delaware
                   Investment Family of Funds (1995-2003);
                   President and Board Member of Lincoln
                   National Convertible Securities Funds,
                   Inc. and the Lincoln National Income
                   Funds, TDC (1995-2003); Chairman and
                   Chief Executive Officer of Retirement
                   Financial Services, Inc. (registered
                   transfer agent and investment adviser and
                   subsidiary of Delaware Investments U.S.,
                   Inc.) (1995-2003); President and Chief
                   Executive Officer of Delaware Service
                   Company, Inc. (1995-2003); Chief
                   Administrative Officer, Chief Financial
                   Officer, Vice Chairman and Director of
                   Equitable Capital Management Corporation
                   (investment subsidiary of Equitable Life
                   Assurance Society) (1985-1992); Corporate
                   Controller of Merrill Lynch & Company
                   (financial services holding company)
                   (1977-1985); held the following positions
                   at the Colonial Penn Group, Inc.
                   (insurance company): Corporate Budget
                   Director (1974-1977), Assistant Treasurer
                   (1972-1974) and Director of Corporate
                   Taxes (1969-1972); held the following
                   positions at Price Waterhouse & Company
                   (financial services firm): Tax Manager
                   (1967-1969), Tax Senior (1965-1967) and
                   Staff Accountant (1963-1965); United
                   States Marine Corps (1957-1959). Oversees
                   10 portfolios in the OppenheimerFunds
                   complex.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Robert G. Galli,   A director or trustee of other             $0         Over $100,000
Trustee since 1998 Oppenheimer funds. Oversees 48 portfolios
Age: 72            in the OppenheimerFunds complex.*
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Lacy B. Herrmann,  Founder and Chairman Emeritus of Aquila    $0         $10,001-$50,000
Trustee since 1995 Group of Funds (open-end investment
Age: 76            company) (since December 2004); Chairman
                   of Aquila Management Corporation and
                   Aquila Investment Management LLC (since
                   August 1984); Chief Executive Officer and
                   President of Aquila Management
                   Corporation (August 1984-December 1994);
                   Vice President, Director and Secretary of
                   Aquila Distributors, Inc. (distributor of
                   Aquila Management Corporation); Treasurer
                   of Aquila Distributors, Inc.; President
                   and Chairman of the Board of Trustees of
                   Capital Cash Management Trust ("CCMT");
                   President and Director of STCM Management
                   Company, Inc. (sponsor and adviser to
                   CCMT); Chairman, President and Director
                   of InCap Management Corporation;
                   Sub-Advisor and Administrator of Prime
                   Cash Fund & Short Term Asset Reserves;
                   Director of OCC Cash Reserves, Inc.
                   (open-end investment company) (June
                   2003-December 2004); Trustee of Premier
                   VIT (formerly PIMCO Advisors VIT)
                   (investment company) (since 1994);
                   Trustee of OCC Accumulation Trust
                   (open-end investment company) (until
                   December 2004); Trustee Emeritus of Brown
                   University (since June 1983). Oversees 10
                   portfolios in the OppenheimerFunds
                   complex.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Brian Wruble,      General Partner of Odyssey Partners,  L.P. $0         Over $100,000
Trustee since 2001 (hedge  fund)  (since   September   1995);
Age:  63           Director  of Special  Value  Opportunities
                   Fund, LLC (registered  investment company)
                   (since September 2004);  Director,  Zurich
                   Financial    Investment   Advisory   Board
                   (insurance)  (affiliate  of the  Manager's
                   parent   company)  (since  October  2004);
                   Board  of   Governing   Trustees   of  The
                   Jackson  Laboratory   (non-profit)  (since
                   August  1990);  Trustee  of the  Institute
                   for     Advanced     Study     (non-profit
                   educational  institute)  (since May 1992);
                   Special   Limited   Partner   of   Odyssey
                   Investment  Partners,  LLC (private equity
                   investment)    (January     1999-September
                   2004);  Trustee of Research  Foundation of
                   AIMR  (2000-2002)   (investment  research,
                   non-profit);    Governor,    Jerome   Levy
                   Economics   Institute   of  Bard   College
                   (August  1990-September  2001)  (economics
                   research);  Director of Ray &  Berendtson,
                   Inc.  (May  2000-April   2002)  (executive
                   search   firm);    President   and   Chief
                   Executive  Officer of the  Delaware  Group
                   of  Mutual  Funds  (1992-1995);  Chairman,
                   President and Chief  Executive  Officer of
                   Equitable Capital  Management  Corporation
                   (1985-1992);  Executive Vice President and
                   Chief Investment  Officer at The Equitable
                   Life   Assurance   Society   of  the  U.S.
                   (1979-1992);     Vice     President    and
                   Co-manager at Smith  Barney,  Harris Upham
                   and Company (1970-1979);  Engineer, Sperry
                   Gyroscope  Company   (1966-1970);   former
                   governor    of   the    Association    for
                   Investment    Management   and   Research;
                   former   chairman  of  the   Institute  of
                   Chartered  Financial  Analysts;  Chartered
                   Financial Analyst.  Oversees 48 portfolios
                   in the OppenheimerFunds complex.*
----------------------------------------------------------------------------------------
   *  In addition to serving as Trustee or Director of all of the Board III Funds, Messrs.
      Galli and Wruble also serve as directors, managers or trustees of 38 other
      Oppenheimer funds that are not Board III Funds.

      The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an
"Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

-------------------------------------------------------------------------------------------
                              Interested Trustee and Officer
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Name, Position(s)  Principal Occupation(s) During the Past 5       Dollar      Aggregate
                                                                             Dollar Range
                                                                  Range of     Of Shares
                                                                   Shares    Beneficially
Held with Fund,    Years; Other Trusteeships/Directorships       Beneficially  Owned in
Length of          Held; Number of Portfolios in the Fund         Owned in    Supervised
Service, Age       Complex Currently Overseen                     the Fund       Funds
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                  As of December 31, 2005
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
John V. Murphy,    Chairman, Chief Executive Officer and         $0          Over $100,000
Trustee since      Director (since June 2001) and President
2005 and           (since September 2000) of the Manager;
President and      President and director or trustee of other
Principal          Oppenheimer funds; President and Director of
Executive Officer  Oppenheimer Acquisition Corp. ("OAC") (the
since 2001         Manager's parent holding company) and of
Age: 56            Oppenheimer Partnership Holdings, Inc.
                   (holding company subsidiary of the Manager)
                   (since July 2001); Director of
                   OppenheimerFunds Distributor, Inc.
                   (subsidiary of the Manager) (since November
                   2001); Chairman and Director of Shareholder
                   Services, Inc. and of Shareholder Financial
                   Services, Inc. (transfer agent subsidiaries
                   of the Manager) (since July 2001); President
                   and Director of OppenheimerFunds Legacy
                   Program (charitable trust program
                   established by the Manager) (since July
                   2001); Director of the following investment
                   advisory subsidiaries of the Manager: OFI
                   Institutional Asset Management, Inc.,
                   Centennial Asset Management Corporation,
                   Trinity Investment Management Corporation
                   and Tremont Capital Management, Inc. (since
                   November 2001), HarbourView Asset Management
                   Corporation and OFI Private Investments,
                   Inc. (since July 2001); President (since
                   November 1, 2001) and Director (since July
                   2001) of Oppenheimer Real Asset Management,
                   Inc.; Executive Vice President of
                   Massachusetts Mutual Life Insurance Company
                   (OAC's parent company) (since February
                   1997); Director of DLB Acquisition
                   Corporation (holding company parent of
                   Babson Capital Management LLC) (since June
                   1995); Member of the Investment Company
                   Institute's Board of Governors (since
                   October 3, 2003); Chief Operating Officer of
                   the Manager (September 2000-June 2001);
                   President and Trustee of MML Series
                   Investment Fund and MassMutual Select Funds
                   (open-end investment companies) (November
                   1999-November 2001); Director of C.M. Life
                   Insurance Company (September 1999-August
                   2000); President, Chief Executive Officer
                   and Director of MML Bay State Life Insurance
                   Company (September 1999-August 2000);
                   Director of Emerald Isle Bancorp and
                   Hibernia Savings Bank (wholly-owned
                   subsidiary of Emerald Isle Bancorp) (June
                   1989-June 1998). Oversees 86 portfolios in
                   the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for Messrs. Fielding,
Loughran, Cottier, Willis, Zack and Gillespie and Ms. Bloomberg, Two World Financial
Center, 225 Liberty Street, New York, NY 10281-1008, for Messrs. Petersen, Szilagyi,
Vandehey, and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each
Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,     Senior Vice  President of the Manager  (since January 1996);
Vice President and      Chairman of the  Rochester  Division  of the  Manager  since
Portfolio Manager       January   1996;   an  officer  of  10   portfolios   in  the
since 1996              OppenheimerFunds complex.
Age: 57
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Daniel G. Loughran,     Vice President of the Manager since April 2001; an officer
Vice President since    of 10 portfolios in the OppenheimerFunds complex.
2005 and Portfolio
Manager since 2002
Age: 42
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Scott Cottier,          Vice President of the Manager since 2002; portfolio manager
Vice President since    and trader at Victory Capital Management (1999-2002); an
2005 and Portfolio      officer of 10 portfolios in the OppenheimerFunds complex.
Manager since 2002
Age: 34
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Troy Willis,            Assistant Vice President of the Manager since July 2005;
Vice President since    Associate Portfolio Manager of the Manager since 2003;
2005 and Portfolio      corporate attorney for Southern Resource Group (1999-2003);
Manager since 2002      an officer of 10 portfolios in the OppenheimerFunds complex.
Age: 33
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer of the
Vice President and      Manager (since March 2004); Vice President of
Chief Compliance        OppenheimerFunds Distributor, Inc., Centennial Asset
Officer since 2004      Management Corporation and Shareholder Services, Inc.
Age:  55                (since June 1983). Former Vice President and Director of
                        Internal Audit of the Manager (1997-February 2004). An
                        officer of 86 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer of the Manager (since
Treasurer and           March 1999); Treasurer of the following: HarbourView Asset
Principal Financial &   Management Corporation, Shareholder Financial Services,
Accounting Officer      Inc., Shareholder Services, Inc., Oppenheimer Real Asset
since 1999              Management Corporation, and Oppenheimer Partnership
Age: 46                 Holdings, Inc. (since March 1999), OFI Private Investments,
                        Inc. (since March 2000), OppenheimerFunds International
                        Ltd. (since May 2000), OppenheimerFunds plc (since May
                        2000), OFI Institutional Asset Management, Inc. (since
                        November 2000), and OppenheimerFunds Legacy Program
                        (charitable trust program established by the Manager)
                        (since June 2003); Treasurer and Chief Financial Officer of
                        OFI Trust Company (trust company subsidiary of the Manager)
                        (since May 2000); Assistant Treasurer of the following: OAC
                        (since March 1999),Centennial Asset Management Corporation
                        (March 1999-October 2003) and OppenheimerFunds Legacy
                        Program (April 2000-June 2003); Principal and Chief
                        Operating Officer of Bankers Trust Company-Mutual Fund
                        Services Division (March 1995-March 1999). An officer of 86 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager (since August
Assistant Treasurer     2002); Manager/Financial Product Accounting of the Manager
since 2004              (November 1998-July 2002). An officer of 86 portfolios in
Age: 35                 the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian C. Szilagyi,      Assistant Vice President of the Manager (since July 2004);
Assistant Treasurer     Director of Financial Reporting and Compliance of First
since 2005              Data Corporation (April 2003-July 2004); Manager of
Age: 36                 Compliance of Berger Financial Group LLC (May 2001-March
                        2003); Director of Mutual Fund Operations at American Data
                        Services, Inc. (September 2000-May 2001). An officer of 86 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary since 2001    Counsel (since March 2002) of the Manager; General Counsel
Age: 57                 and Director of the Distributor (since December 2001);
                        General Counsel of Centennial Asset Management Corporation
                        (since December 2001); Senior Vice President and General
                        Counsel of HarbourView Asset Management Corporation (since
                        December 2001); Secretary and General Counsel of OAC (since
                        November 2001); Assistant Secretary (since September 1997)
                        and Director (since November 2001) of OppenheimerFunds
                        International Ltd. and OppenheimerFunds plc; Vice President
                        and Director of Oppenheimer Partnership Holdings, Inc.
                        (since December 2002); Director of Oppenheimer Real Asset
                        Management, Inc. (since November 2001); Senior Vice
                        President, General Counsel and Director of Shareholder
                        Financial Services, Inc. and Shareholder Services, Inc.
                        (since December 2001); Senior Vice President, General
                        Counsel and Director of OFI Private Investments, Inc. and
                        OFI Trust Company (since November 2001); Vice President of
                        OppenheimerFunds Legacy Program (since June 2003); Senior
                        Vice President and General Counsel of OFI Institutional
                        Asset Management, Inc. (since November 2001); Director of
                        OppenheimerFunds (Asia) Limited (since December 2003);
                        Senior Vice President (May 1985-December 2003), Acting
                        General Counsel (November 2001-February 2002) and Associate
                        General Counsel (May 1981-October 2001) of the Manager;
                        Assistant Secretary of the following: Shareholder Services,
                        Inc. (May 1985-November 2001), Shareholder Financial
                        Services, Inc. (November 1989-November 2001), and
                        OppenheimerFunds International Ltd. (September
                        1997-November 2001). An officer of 86 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager;
since 2001              Vice President (since 1999) and Assistant Secretary (since
Age: 40                 October 2003) of the Distributor; Assistant Secretary of
                        Centennial Asset Management Corporation (since October
                        2003); Vice President and Assistant Secretary of
                        Shareholder Services, Inc. (since 1999); Assistant
                        Secretary of OppenheimerFunds Legacy Program and
                        Shareholder Financial Services, Inc. (since December 2001);
                        Assistant Counsel of the Manager (August 1994-October
                        2003). An officer of 86 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager (since
Assistant Secretary     May 2004); First Vice President (April 2001-April 2004),
since 2004              Associate General Counsel (December 2000-April 2004),
Age:  38                Corporate Vice President (May 1999-April 2001) and
                        Assistant General Counsel (May 1999-December 2000) of UBS
                        Financial Services Inc. (formerly, PaineWebber
                        Incorporated). An officer of 86 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the
Assistant Secretary     Manager (since September 2004); Mr. Gillespie held the
since 2004              following positions at Merrill Lynch Investment Management:
Age:  42                First Vice President (2001-September 2004); Director
                        (2000-September 2004) and Vice President (1998-2000). An
                        officer of 86 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

Remuneration of the Officers and Trustees. The officers and the interested Trustee of the
Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The
Independent Trustees' compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended
December 31, 2005. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the
OppenheimerFunds complex during the calendar year ended December 31, 2005. The amounts shown for Mr. Cannon relate solely to Bond Fund Series, Rochester Fund Municipals and
Rochester Portfolio Series as Mr. Cannon serves as Trustee of those Board III Funds only.

---------------------------------------------------------------------------------
Trustee Name and       Aggregate    Retirement    Estimated          Total
                                     Benefits
                                    Accrued as                   Compensation
Other Fund                           Part of        Annual       From the Fund
Position(s)          Compensation      Fund     Benefits Upon      and Fund
(as applicable)      From Fund(1)    Expenses   Retirement(2)     Complex(3)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas W. Courtney      $24,492      $24,135       $88,728        $207,746(4)
Board Chairman and
Audit Committee
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Cannon
Audit Committee         $15,566       $8,980     $29,891((5))    $45,178((5))
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul Y. Clinton
Audit Committee         $22,966      $22,114       $85,662       $189,746((6))
Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David K. Downes((7))
Audit Committee         $1,049        $None          None           $6,860
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Galli
Audit Committee         $20,677      $21,502    $100,824((8))    $264,812((9))
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lacy B. Herrmann
Audit Committee         $19,610      $13,342       $81,676      $171,621((10))
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Wruble
Audit Committee         $20,677      $18,052     $31,332(11)   $159,354((1)(2))
Member
---------------------------------------------------------------------------------
1.  "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any, for a Trustee.
2.  "Estimated Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits as described below under "Retirement Plan for Trustees." Actual benefits upon retirement may vary based on retirement age, years of service and benefit payment elections of the Trustee.
3.  "Total Compensation From the Fund and Fund Complex" includes fees, deferred compensation (if any) and accrued retirement benefits (if any). For purposes of this section only, in accordance with the instructions for Form N-1A, "Fund Complex"
    includes the Oppenheimer funds and one open-end investment company, PIMCO Advisors VIT
    ("PIMCO") for which the Fund's former Sub-Adviser acts as the investment adviser. The
    Manager does not consider PIMCO to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.
4.  Includes $47,246 ($34,646 compensation and $12,600 accrued retirement benefits) from
    Premier VIT, with respect to Mr. Courtney's service as a trustee of that fund.
5.  Estimated Annual Benefits upon Retirement and Total Compensation for Mr. Cannon are for
    serving as a trustee of the Fund and two other funds in the Fund Complex.
6.  Includes $46,246 ($33,646 compensation and $12,600 accrued retirement benefits) from
    Premier VIT, with respect to Mr. Clinton's service as a trustee of that fund.
7.  Mr. Downes was appointed as Trustee of the Board III Funds on December 16, 2005.
8.  Includes $54,984 estimated benefits to be paid to Mr. Galli for serving as a director, manager or trustee of 38 other Oppenheimer funds (at December 31, 2005) that are not
    Board III funds.
9.  Includes $129,312 for serving as a director or trustee of 38 other Oppenheimer funds
    (at December 31, 2005) that are not Board III Funds.
10. Includes $43,121 ($30,521 compensation and $12,600 accrued retirement benefits) from
    Premier VIT, with respect to Mr. Herrmann's service as a trustee of that fund.
11. Includes $23,854 for serving as a director, manager or trustee of 38 other Oppenheimer funds (at December 31, 2005) that are not Board III Funds.
12. Does not include estimated benefits to be paid to Mr. Wruble for serving as a director, manager or trustee of 38 other Oppenheimer funds (at December 31, 2005) that are not
    Board III funds because Mr. Wruble has not met the eligibility requirements for payment under those funds' retirement plan.

|X|   Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board
III Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The amount of retirement benefits a Trustee will receive depends on the amount of the Trustee's compensation, including future compensation and the length of his or her service on the
Board.

|X|   Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred
Compensation Plan for Independent Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee.
Pursuant to an Order issued by the SEC the Fund may invest in the funds selected by the
Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

      |X|   Major Shareholders. As of March 31, 2006, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:
      Citgroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor, 333 West 34th Street,
      New York, NY 10001-2483, which owned 92,880,419.878 Class A shares (11.68% of the outstanding Class A Shares).

      Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of its customers, Attn
      Fund Admin/977/T4, 4800 Deer Lake Drive, E FL 3, Jacksonville, FL  32246-6484, which owned 83,478,468.133 Class A shares (10.50% of the outstanding Class A shares).

      Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of its customers, Attn
      Fund Admin, 4800 Deer Lake Drive, E FL 3, Jacksonville, FL  32246-6484, which owned
      12,465,855.347 Class B shares (11.63% of the outstanding Class B shares).

      Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor, 333 West 34th Street,
      New York, NY 10001-2483, which owned 9,261,284.010 Class B shares (8.64% of the outstanding Class B Shares).

      Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of its customers, Attn
      Fund Admin, 4800 Deer Lake Drive, E FL 3, Jacksonville, FL  32246-6484, which owned
      103,411,559.715 Class C shares (30.23% of the outstanding Class C shares).

      Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor, 333 West 34th Street,
      New York, NY 10001-2483, which owned 40,438,961.943 Class C shares (11.82% of the outstanding Class C Shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      |X|   Code of Ethics. The Fund, the Manager and the Distributor have a Code of
Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the
Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.
The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the
SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the
Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at
http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's
Public Reference Section, Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy Voting Policies and
Procedures under which the Fund votes proxies relating to securities ("portfolio proxies")
held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio
Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The
Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the
Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically addressed in the Guidelines, the Manager will vote the portfolio proxy in accordance with the Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Guidelines or the Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Guidelines'
provisions with respect to certain routine and non-routine proxy proposals are summarized below:
o     The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o     The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others: Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o     In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options without shareholder approval.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the
12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at
1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

      |X|   The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the
Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund.
The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

o     Accounting and Administrative Services. The Manager provides accounting and administrative services to the Fund pursuant to an Accounting and Administration Agreement approved by the Board of Trustees. Under that agreement, the Manager maintains the general ledger accounts and records relating to the Fund's business and calculates the daily net asset values of the Fund's shares. The Accounting and Administrative Services fees paid by the Fund to the Manager during its last three fiscal years are listed below.

-------------------------------------------------------------------------------
Fiscal Year        Management Fee Paid to       Accounting and Administrative
                                                    Services Fee Paid to
Ended 12/31        OppenheimerFunds, Inc.          OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2003                $13,256,882                       $993,895
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2004                $13,890,900                      $1,042,720
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2005                $15,479,648                      $1,166,374
-------------------------------------------------------------------------------

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals including Ronald H. Fielding, Daniel G. Loughran, Scott Cottier, Troy Willis, Mark DeMitry,
Marcus Franz and Michael Camarella (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

        Other Accounts Managed.  In addition to managing the Fund's investment portfolio, Messrs. Fielding, Loughran, Cottier, Willis, DeMitry, Franz and Camarella also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Portfolio Managers as of December 31, 2005.  No account has a performance-based advisory fee:

----------------------------------------------------------------------------------

                                                     Total Assets
                              Total Assets   Other   in Other
                 Registered   in Registered  Pooled  Pooled             Total Assets
                 Investment   Investment  InvestmentInvestment  Other   in Other
Portfolio        Companies    Companies   Vehicles   Vehicles   AccountsAccounts
Manager            Managed     Managed*    Managed   Managed*   Managed Managed*
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ronald H.             9        17,771.6     None       None      None     None
Fielding
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Daniel G.             9        17,771.6     None       None      None     None
Loughran
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Scott Cottier         9        17,771.6     None       None      None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Troy Willis           9        17,771.6     None       None      None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Mark DeMitry          9        17,771.6     None       None      None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Marcus Franz          9        17,771.6     None       None      None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michael               9        17,771.6     None       None      None     None
Camarella
----------------------------------------------------------------------------------
   * In millions.

As indicated above, the Portfolio Managers also manage other funds and accounts.
Potentially, at times, those responsibilities could conflict with the interests of the
Fund.  That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies.  For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of Ethics recognize the
Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of
Ethics may not always be adequate to do so. At different times, the Fund's Portfolio
Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

     Compensation of the Portfolio Managers.  The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors.  The
Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.  As of December 31, 2005, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent.  Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the
Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management.  The Lipper benchmark with respect to the Fund is Lipper New York Municipal
Debt Funds.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.
The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio
Managers.  The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

      Ownership of Fund Shares.  As of December 31, 2005, the Portfolio Managers did
not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the
Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

      The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the
Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. In an option transaction, the
Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

      Other accounts advised by the Manager have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.
When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

      However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures)
that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      Although the Manager currently does not do so, the Board of Trustees may permit the
Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      During the fiscal year ended December 31, 2003, 2004 and 2005, the Fund executed no transactions and paid no commissions to firms that provide research services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

-------------------------------------------------------------------------------
Fiscal    Aggregate     Class A      Concessions    Concessions  Concessions
          Front-End     Front-End
Year      Sales         Sales        on Class A     on Class B   on Class C
Ended     Charges       Charges      Shares         Shares       Shares
12/31:    on Class A    Retained by  Advanced by    Advanced by  Advanced by
          Shares        Distributor  Distributor(1) Distributor(2Distributor(2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2003     $4,776,254     $801,242      $532,187     $2,519,276   $2,849,878
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2004     $4,897,549    $1,032,487     $502,028     $1,087,251   $2,286,396
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2005     $6,208,858    $1,148,917    $1,154,019     593,553     $2,285,934
-------------------------------------------------------------------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the
   Distributor.
2. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

----------------------------------------------------------------
Fiscal     Class A           Class B           Class C
                                               Contingent
           Contingent        Contingent        Deferred Sales
Year       Deferred Sales    Deferred Sales    Charges
Ended      Charges Retained  Charges Retained  Retained by
12/31:     by Distributor    by Distributor    Distributor
----------------------------------------------------------------
----------------------------------------------------------------
   2003        $180,171          $996,625          $521,743
----------------------------------------------------------------
----------------------------------------------------------------
   2004         $26,254          $803,375          $226,138
----------------------------------------------------------------
----------------------------------------------------------------
   2005         $8,520           $506,310          $146,152
----------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and
Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the
Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.
Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review.
The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the
Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those
Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

|X|   Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The
Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level. The
Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended December 31, 2005 payments under the Class A plan totaled
$5,872,684 of which $22,217 was retained by the Distributor under the arrangement described above, and included $57,976 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs or allocation of overhead.

      |X|   Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased.
After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class
B or Class C shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the
Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B and Class C shares,
o     bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

---------------------------------------------------------------------------------
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended
                                    12/31/05
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class:        Total          Amount         Distributor's       Distributor's
                                                                Unreimbursed
                                            Aggregate           Expenses as %
              Payments       Retained by    Unreimbursed        of Net Assets
              Under Plan     Distributor    Expenses Under Plan of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Plan    $3,983,671   $2,814,571(1)      $1,431,710           0.38%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Plan   $10,944,637   $1,735,583(2)      $20,038,830          1.76%
---------------------------------------------------------------------------------
1.    Includes $6,529 paid to an affiliate of the Distributor's parent company.
2.    Includes $30,478 paid to an affiliate of the Distributor's parent company.

      All payments under the plans are subject to the limitations imposed by the Conduct
Rules of the NASD on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this
SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the
Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see "About Your Account" in the Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule
              12b-1 under the Investment Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the
              Manager or Distributor for expenses they incur on behalf of the Fund.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing"
         payments, may be in addition to the payments by the Fund listed above.

o     These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the
              Manager and Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the
Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the Fund or other
         Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies'
         variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the
         Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2005, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the
Manager or Distributor for marketing or program support:

===================================================================================
Advantage Capital Corp./Financial Services   Advest, Inc.
Corp.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Aegon USA                                    Aetna Retirement Services, Inc.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
A.G. Edwards & Sons, Inc.                    AIG Life
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Allianz Life Insurance Company               Allmerica Financial Life Insurance
                                             and Annuity Co.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Allstate Financial Advisors                  American Enterprise Life Insurance
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
American General Securities, Inc.            American General Annuity
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Ameriprise Financial Services, Inc.          American Portfolio Financial
                                             Services, Inc.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Ameritas Life Insurance Corporation          Annuity Investors Life
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Associated Securities                        AXA Advisors
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Banc One Securities Corp.                    BNY Investment Center, Inc.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Cadaret Grant & Co. Inc.                     Charles Schwab - Great West Life
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Chase Investment Services Corp.              CitiCorp Investment Services, Inc.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Citigroup Global Markets, Inc. (SSB)         CitiStreet
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Citizens Bank of Rhode Island                CJM Planning Corp.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Columbus Life Insurance Company              Commonwealth Financial Network
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
CUNA Brokerage Services, Inc.                CUSO Financial Services, L.P.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Federal Kemper Life Assurance Company        Financial Network (ING)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
First Global Capital                         GE Financial Assurance - GE Life &
                                             Annuity
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Glenbrook Life and Annuity Co.               Hartford
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
HD Vest                                      HSBC Brokerage (USA) Inc.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
ING Financial Advisers                       ING Financial Partners
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Jefferson Pilot Life Insurance Company       Jefferson Pilot Securities Corp.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
John Hancock Life Insurance Co.              Kemper Investors Life Insurance Co.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Legend Equities Corp.                        Legg Mason
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Lincoln Benefit Life                         Lincoln Financial
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Lincoln Investment Planning, Inc.            Lincoln National Life
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Linsco Private Ledger                        MassMutual Financial Group and
                                             affiliates
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
McDonald Investments, Inc.                   Merrill Lynch & Co. and affiliates
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MetLife and affiliates                       Minnesota Life Insurance Company
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Mony Life Insurance Co.                      Morgan Stanley Dean Witter, Inc.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Multi-Financial (ING)                        Mutual Service Corporation
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
National Planning Holdings, Inc.             Nationwide and affiliates
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
NFP                                          New York Life Securities, Inc.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Park Avenue Securities LLC                   PFS Investments, Inc.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Prime Capital Services, Inc.                 Primevest Financial Services, Inc.
                                             (ING)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Protective Life Insurance Co.                Prudential Investment Management
                                             Services LLC
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Raymond James & Associates                   Raymond James Financial Services
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
RBC Dain Rauscher Inc.                       Royal Alliance
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Securities America Inc.                      Security Benefit Life Insurance Co.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Sentra Securities                            Signator Investments
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Sun Life Assurance Company of Canada         SunAmerica Securities, Inc.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
SunTrust Securities                          Thrivent
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Travelers Life & Annuity Co., Inc.           UBS Financial Services Inc.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Union Central Life Insurance Company         United Planners
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Valic Financial Advisors, Inc.               Wachovia Securities LLC
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Walnut Street Securities (Met Life Network)  Waterstone Financial Group
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Wells Fargo Investments, LLC
===================================================================================

      For the year ended December 31, 2005, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

  ===============================================================================
  ABN AMRO FINANCIAL SERVICES INC.        ACS HR SOLUTIONS LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Administrative Management Group         ADP Broker/Dealer Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Aetna Financial Services                Alliance Benefit Group
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  American Stock Transfer & Trust Co      Ameriprise Financial Services, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Baden Retirement Plan Services LLC      Banc One Securities Corp.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  BCG Securities                          Benefit Administration Company LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Benefit Administration Inc.             Benefit Plans Administrative Services
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Benetech Inc.                           Bisys Retirement Services
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Boston Financial Data Services Inc.     Ceridian Retirement Plan Services
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Charles Schwab & Co Inc.                Charles Schwab Trust Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Circle Trust Company                    Citigroup Global Markets Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  CitiStreet                              City National Bank
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Columbia Funds Distributor Inc.         CPI Qualified Plan Consultants Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Daily Access.Com Inc.                   Digital Retirement Solutions
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  DST Systems Inc.                        Dyatech LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Edgewood/Federated Investments          ERISA Administrative Services Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Expert Plan Inc.                        FASCorp
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  FBD Consulting Inc.                     Fidelity Institutional Operations Co.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Fidelity Investments                    First National Bank of Omaha
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  First Trust Corp.                       First Trust-Datalynx
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Franklin Templeton                      Geller Group LTD
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  GoldK Inc.                              Great West Life & Annuity Ins Co.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Hartford Life Insurance Co              Hewitt Associates LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  ICMA-RC Services LLC                    Independent Plan Coordinators Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  ING                                     Ingham Group
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Interactive Retirement Systems          Invesco Retirement Plans
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Invesmart                               InWest Pension Management
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  John Hancock Life Insurance Co.         JPMorgan Chase & Co
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  JPMorgan Chase Bank                     July Business Services
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Kaufman & Goble                         Leggette & Company Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Lincoln National Life                   MassMutual Financial Group and
                                          affiliates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Matrix Settlement & Clearance Services  Mellon HR Solutions
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Mercer HR Services                      Merrill Lynch & Co., Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Metavante 401(k) Services               Metlife Securities Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  MFS Investment Management               Mid Atlantic Capital Corp.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Milliman Inc.                           Morgan Stanley Dean Witter Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  National City Bank                      National Financial Services Corp.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Nationwide Investment Service Corp.     New York Life Investment Management
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Northeast Retirement Services           Northwest Plan Services Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Pension Administration and Consulting   PFPC Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Plan Administrators Inc.                PlanMember Services Corporation
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Princeton Retirement Group Inc.         Principal Life Insurance Co
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  Programs for Benefit Plans Inc.         Prudential Retirement Insurance &
                                          Annuity Co
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  Prudential Retirement Services          PSMI Group
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  Putnam Investments                      Quads Trust Company
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  RSM McGladrey Retirement Resources      SAFECO
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  Standard Insurance Co                   Stanley Hunt DuPree Rhine
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  Stanton Group Inc.                      State Street Bank & Trust
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  Strong Capital Management Inc.          Symetra Investment Services Inc.
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  T Rowe Price Associates                 Taylor Perky & Parker LLC
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  Texas Pension Consultants               The 401(K) Company
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  The Chicago Trust Company               The Retirement Plan Company LLC
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  The Vanguard Group                      TruSource
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  Unified Fund Services Inc.              Union Bank & Trust Co. (Nebraska)
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  USI Consulting Group (CT)               Valic Retirement Services Co
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  Wachovia Bank NA                        Web401k.com
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  Wells Fargo Bank NA                     Wilmington Trust Company
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  WySTAR Global Retirement Solutions
  ===============================================================================

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the
Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the
Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
o     Yields and total returns measure the performance of a hypothetical account in the
         Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the
Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X|   Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.
|X|   Standardized Yield. The "standardized yield" (sometimes referred to just as "yield")
is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

 Standardized Yield = 2a-b +1)(6) -1]
                     [(
                       cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o     Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares.
Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield)
and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

         Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The
Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

o     Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated
income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The  tax-equivalent  yield may be used to compare  the tax  effects of income  derived from the Fund  with  income  from  taxable  investments  at the tax rates  stated.  Your tax bracket is determined by your federal and state  taxable  income (the net amount  subject to federal and state income tax after deductions and exemptions).

--------------------------------------------------------------------------------
           The Fund's Yields for the 30-Day Periods Ended 12/31/2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class of    Standardized Yield      Dividend Yield       Tax-Equivalent Yield
                                                           (40.01%Combined
                                                         Federal/New York Tax
Shares                                                         Bracket)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Without     After      Without    After      Without      After
          Sales       Sales      Sales      Sales                   Sales
          Charge      Charge     Charge     Charge     Sales Charge Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A      3.57%      3.44%      3.93%      3.79%       5.94%        5.74%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B      2.75%       N/A       2.90%       N/A        4.59%         N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C      2.80%       N/A       2.96%       N/A        4.67%         N/A
--------------------------------------------------------------------------------

1. The  tax-equivalent  yield calculation  assumes that the investor is taxed just below the highest  federal  income tax bracket  (currently  35%) and also assumes the 2005 combined federal  and New  York  State  rates  (regardless  of  whether  a switch  to  non-taxable investments would cause a lower bracket to apply).

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of
3.50% (as a percentage of the offering price) is deducted from the initial investment ("P"
in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 4.0% in the first year,
3.0% in the second year, 2.0% in the third and fourth years, 1.0% in the fifth year, and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of
$1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

    ERV      - 1  Average Annual Total
          l/n     Return
    ------
      P

            Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

            Average Annual Total Return (After Taxes on Distributions and Redemptions).
The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

  ERV - P   = Total Return
------------
     P

o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-----------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 12/31/2005
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class of  Cumulative Total               Average Annual Total Returns
               Returns
            (10 Years or
           life-of-class,
Shares        if less)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                 1-Year            5-Year            10-Year
                                                                (or life of class)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
          After    Without  After     Without After     Without  After    Without
          Sales    Sales    Sales     Sales   Sales     Sales    Sales    Sales
           Charge   Charge   Charge   Charge   Charge    Charge   Charge   Charge
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class      58.68%   64.43%    1.45%    5.13%    4.43%    5.17%    4.73%    5.10%
A(1)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class B   47.62%(2)47.62%(2)  0.62%    4.62%    4.20%    4.37%   4.60%(2) 4.60%(2)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class C   44.42%(3)44.42%(3)  3.35%    4.35%    4.39%    4.39%   4.39%(3) 4.39%(3)
-----------------------------------------------------------------------------------

1. Inception of Class A:      9/18/91
2. Inception of Class B:      5/1/97
3. Inception of Class C:      5/1/97

---------------------------------------------------------------------------
   Average Annual Total Returns for Class A Shares (After Sales Charge)
                     For the Periods Ended 12/31/2005
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                1-Year         5-Year          10-Year
---------------------------------------------------------------------------
---------------------------------------------------------------------------
After Taxes on Distributions     1.45%          4.43%           4.73%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
After Taxes on                   2.37%          4.44%           4.72%
Distributions and
Redemption of Fund Shares
---------------------------------------------------------------------------

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized
independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among muni short-term funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5%
receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and Publications. From
time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York
Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as
Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or
Transfer Agent, and of the investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves.
Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the
Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United
         States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least
$50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH")
transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the
"NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If
Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the
Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

|X|      The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the
Distributor acts as the distributor and currently include the following:

      Oppenheimer AMT-Free Municipals     Oppenheimer Limited Term Municipal Fund
      Oppenheimer AMT-Free New York
Municipals                                Oppenheimer Main Street Fund
      Oppenheimer Balanced Fund           Oppenheimer Main Street Opportunity Fund
      Oppenheimer Core Bond Fund          Oppenheimer Main Street Small Cap Fund
      Oppenheimer California Municipal
Fund                                      Oppenheimer MidCap Fund
      Oppenheimer Capital Appreciation
Fund                                      Oppenheimer New Jersey Municipal Fund
      Oppenheimer Capital Income Fund     Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer Principal Protected Main
      Oppenheimer Champion Income Fund    Street Fund
      Oppenheimer Convertible Securities  Oppenheimer Principal Protected Main
Fund                                      Street Fund II
                                          Oppenheimer Principal Protected Main
      Oppenheimer Developing Markets Fund Street Fund III
      Oppenheimer Disciplined Allocation
Fund                                      Oppenheimer Quest Balanced Fund
                                          Oppenheimer Quest Capital Value Fund,
      Oppenheimer Discovery Fund          Inc.
                                          Oppenheimer Quest International Value
      Oppenheimer Dividend Growth Fund    Fund, Inc.
      Oppenheimer Emerging Growth Fund    Oppenheimer Quest Opportunity Value Fund
      Oppenheimer Emerging Technologies
Fund                                      Oppenheimer Quest Value Fund, Inc.
      Oppenheimer Enterprise Fund         Oppenheimer Real Asset Fund
      Oppenheimer Equity Fund, Inc.       Oppenheimer Real Estate Fund
                                          Oppenheimer Rochester National
      Oppenheimer Global Fund             Municipals
      Oppenheimer Global Opportunities
Fund                                      Oppenheimer Select Value Fund
      Oppenheimer Gold & Special
Minerals Fund                             Oppenheimer Senior Floating Rate Fund
      Oppenheimer Growth Fund             Oppenheimer Small- & Mid- Cap Value Fund
      Oppenheimer High Yield Fund         Oppenheimer Strategic Income Fund
      Oppenheimer International Bond Fund Oppenheimer U.S. Government Trust
      Oppenheimer International
Diversified Fund                          Oppenheimer Value Fund
      Oppenheimer International Growth
Fund                                      Limited-Term New York Municipal Fund
      Oppenheimer International Small
Company Fund                              Rochester Fund Municipals
      Oppenheimer International Value
Fund                                      Oppenheimer Portfolio Series:
      Oppenheimer Limited Term
California Municipal Fund                 Active Allocation Fund

                                          Aggressive Investor Fund
      Oppenheimer Limited-Term            Conservative Investor Fund
Government Fund                           Moderate Investor Fund

      And the following money market
funds:

      Oppenheimer Cash Reserves           Centennial Money Market Trust
      Oppenheimer Money Market Fund,
Inc.                                      Centennial New York Tax Exempt Trust
      Centennial California Tax Exempt
Trust                                     Centennial Tax Exempt Trust
      Centennial Government Trust

      There is an initial sales charge on the purchase of Class A shares of each of the
Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or
Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the Letter. Class A shares of Oppenheimer Money Market Fund, Inc. and Oppenheimer Cash Reserves on which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

      A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the
Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter.
Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without paying a front-end or contingent deferred sales charge) do not count toward satisfying the amount of the Letter.

      Each purchase of Class A shares under the Letter will be made at the offering price
(including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a
Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the
Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.
The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer  Agent will not hold shares in escrow for purchases of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype 401(k) plans under a Letter. If the intended  purchase amount under a Letter entered into by an  OppenheimerFunds  prototype
401(k) plan is not purchased by the plan by the end of the Letter  period,  there will be no adjustment of concessions paid to the  broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of
$2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the
13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the
Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the
Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A, Class B or Class C shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset
Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The
Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which
Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the
Distributor without the investor designating another registered broker-dealer.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares
72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes.
The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.
Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, SAI and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance
Fee is automatically deducted from each such Fund account in September.

   Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer
      Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus,
      Recordkeeper Pro and Pension Alliance Retirement Plan programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

To access account documents electronically via eDocs Direct, please visit the Service
Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.
The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S.
holiday).  All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement regarding holidays and days when the market may close early is available on the NYSE's website at www.nyse.com.

      Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X|   Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the
Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o     Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker
(which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ(R)on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received.
If a call written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund.
Checks may not be presented for payment at the offices of the Bank or the Fund's custodian.
This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts
           (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
           Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal
Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution
"in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act.
Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of
$250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of
Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The
Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares"
for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes.
Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents in proper form. The signature(s)
of the registered owners on the redemption documents must be guaranteed as described in the
Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at
$5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an
Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.

      Payments are normally made by check, but shareholders having AccountLink privileges
(see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this SAI).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this SAI.

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted.
Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer
Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the
Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the
Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.
The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The
Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the
Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer
Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the
Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund      Oppenheimer Money Market Fund, Inc.
   Oppenheimer AMT-Free Municipals           Oppenheimer New Jersey Municipal Fund
   Oppenheimer AMT-Free New York Municipals  Oppenheimer Principal Protected Main
                                             Street Fund II
   Oppenheimer California Municipal Fund     Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer International Value Fund      Oppenheimer Rochester National
                                             Municipals
   Oppenheimer Limited Term California       Oppenheimer Senior Floating Rate Fund
   Municipal Fund
   Oppenheimer Limited Term Municipal Fund   Rochester Fund Municipals

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund     Oppenheimer Gold & Special Minerals Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term California
                                            Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer Limited Term Municipal Fund
   Oppenheimer Balanced Fund                Oppenheimer New Jersey Municipal Fund
   Oppenheimer California Municipal Fund    Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer Capital Income Fund          Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer Cash Reserves                Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer Champion Income Fund         Oppenheimer Principal Protected Main
                                            Street Fund III
   Oppenheimer Convertible Securities Fund  Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Dividend Growth Fund         Oppenheimer Rochester National Municipals

o     Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o     Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through
      OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for
      Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares.  However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main
      Street Fund until after the expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main
      Street Fund II until after the expiration of the warranty period (3/3/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal
      Protected Main Street Fund III until after the expiration of the warranty period
      (12/16/2011).
o     Class A, Class B, Class C and Class N shares of each of Oppenheimer Developing
       Markets Fund and Oppenheimer International Small Company Fund may be acquired by exchange only with a minimum initial investment of $50,000.  An existing shareholder of each fund may make additional exchanges into that fund with as little as $50.
o     Shares of Oppenheimer Real Asset Fund may not be acquired by an exchange of shares from any other Oppenheimer fund.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide
60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Oppenheimer Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund,
Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund,
Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited
Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B
contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital
Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or
Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the
"Redemption Date"). Normally, shares of the fund to be acquired are purchased on the
Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or
Automatic Withdrawal Plan), will be switched to the new fund account unless you tell the
Transfer Agent not to do so.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment
Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy
Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer
Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the
Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

|X|   Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue
Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the
Fund's dividends would be taxable to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90%
of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables),
U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by
December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation of Fund Distributions. The Fund intends to qualify under the Internal
Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the Internal Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the
Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures,
(4)   any net short-term capital gain; and
(5)   any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax.

      In any year in which the Fund qualifies as a regulated investment company under the
Internal Revenue Code, the Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt-interest dividends that will be exempt from New York State and New York City personal income taxes.
That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York State and New York City personal income taxes as ordinary income.

      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining
New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the
Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund
(or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation).
Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within
30 days before or after the redemption.  Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign  Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (to include,  but not limited to, a nonresident alien individual,  a foreign trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is effectively  connected with the conduct of a U.S.  trade or business.  Typically,  ordinary  income  dividends  paid (not  including exempt-interest  dividends  paid  by the  Fund)  from  a  mutual  fund  are  not  considered
"effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of
Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in
March of each year with a copy sent to the IRS.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed
Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders.
It also handles shareholder servicing and administrative functions. It serves as the
Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the
Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the independent registered public accounting firm for the Fund.  KPMG LLP audits the Fund's financial statements and performs other related audit services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG
LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ROCHESTER PORTFOLIO SERIES:

We have audited the accompanying statement of assets and liabilities of Limited
Term New York Municipal Fund (the sole portfolio constituting Rochester
Portfolio Series), including the statement of investments, as of December 31,
2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Limited Term New York Municipal Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S.
generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 14, 2006

STATEMENT OF INVESTMENTS  December 31, 2005
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--102.7%
----------------------------------------------------------------------------------------------------------------------------
NEW YORK--87.9%
$     20,000  Albany County Airport Authority                       5.125%     12/15/2019     12/15/2010 1   $       21,459
----------------------------------------------------------------------------------------------------------------------------
     785,000  Albany County Airport Authority                       5.300      12/15/2009     12/15/2007 1          822,303
----------------------------------------------------------------------------------------------------------------------------
     160,000  Albany County Airport Authority                       5.300      12/15/2015 7   12/15/2007 1          167,602
----------------------------------------------------------------------------------------------------------------------------
     710,000  Albany County Airport Authority                       5.375      12/15/2017     12/15/2007 1          743,072
----------------------------------------------------------------------------------------------------------------------------
   2,340,000  Albany County Airport Authority                       5.500      12/15/2019 7   12/15/2009 1        2,455,830
----------------------------------------------------------------------------------------------------------------------------
   1,500,000  Albany County IDA
              (Albany College of Pharmacy)                          5.250      12/01/2019     12/01/2014 1        1,575,660
----------------------------------------------------------------------------------------------------------------------------
       5,000  Albany GO                                             7.000      01/15/2010     07/01/2006 1            5,015
----------------------------------------------------------------------------------------------------------------------------
     250,000  Albany Hsg. Authority                                 6.250      10/01/2012 7   10/01/2007 1          255,393
----------------------------------------------------------------------------------------------------------------------------
     100,000  Albany IDA (Albany Law School)                        5.750      10/01/2030     10/01/2010 1          107,432
----------------------------------------------------------------------------------------------------------------------------
   5,335,000  Albany IDA (Charitable Leadership)                    5.500      07/01/2011     07/13/2010 2        5,633,707
----------------------------------------------------------------------------------------------------------------------------
   8,810,000  Albany IDA (Charitable Leadership)                    6.000      07/01/2019 7   07/01/2013 1        9,441,413
----------------------------------------------------------------------------------------------------------------------------
   2,660,000  Albany IDA
              (Daughters of Sarah Nursing Home)                     5.250      10/20/2021     04/20/2014 1        2,858,702
----------------------------------------------------------------------------------------------------------------------------
   1,515,000  Albany IDA (H. Johnson Office Park)                   4.750      03/01/2018     03/01/2008 3        1,520,015
----------------------------------------------------------------------------------------------------------------------------
     125,000  Albany IDA
              (University Heights-Albany Law School)                6.750      12/01/2019 7   12/01/2009 1          139,748
----------------------------------------------------------------------------------------------------------------------------
   1,935,000  Albany Municipal Water Finance Authority              5.250      12/01/2017     06/01/2008 1        2,018,553
----------------------------------------------------------------------------------------------------------------------------
   2,915,000  Albany Municipal Water Finance Authority              5.250      12/01/2020     06/01/2008 1        3,036,410
----------------------------------------------------------------------------------------------------------------------------
   3,235,000  Albany Municipal Water Finance Authority              5.250      12/01/2022     06/01/2008 1        3,369,738
----------------------------------------------------------------------------------------------------------------------------
   2,590,000  Albany Municipal Water Finance Authority              5.250      12/01/2023     06/01/2008 1        2,697,874
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  Albany Parking Authority                              5.625      07/15/2020 7   07/15/2011 1        2,140,600
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  Albany Parking Authority                              5.625      07/15/2025 7   07/15/2011 1        1,066,230
----------------------------------------------------------------------------------------------------------------------------
     140,000  Allegany County IDA (Houghton College)                5.000      01/15/2010     01/15/2008 1          144,400
----------------------------------------------------------------------------------------------------------------------------
   4,380,000  Allegany County IDA (Houghton College)                5.250      01/15/2018     01/15/2008 1        4,484,594
----------------------------------------------------------------------------------------------------------------------------
   2,205,000  Amherst IDA (Daemen College)                          5.750      10/01/2011     05/30/2009 2        2,369,162
----------------------------------------------------------------------------------------------------------------------------
     490,000  Amherst IDA
              (Faculty-Student Assoc. of SUNY at Buffalo)           5.750      04/01/2016     04/01/2012 1          527,167
----------------------------------------------------------------------------------------------------------------------------
     420,000  Amherst IDA
              (Faculty-Student Assoc. of SUNY at Buffalo)           5.750      04/01/2017 7   04/01/2012 1          450,786
----------------------------------------------------------------------------------------------------------------------------
      50,000  Arlington Central School District                     5.000      12/15/2015     12/15/2009 1           53,044
----------------------------------------------------------------------------------------------------------------------------
      10,000  Arlington Central School District                     5.625      05/15/2022     05/15/2007 1           10,731
----------------------------------------------------------------------------------------------------------------------------
   6,940,000  Babylon IDA (WSNCHS East, Inc.)                       6.500      08/01/2019 7   08/01/2010 1        7,695,766
----------------------------------------------------------------------------------------------------------------------------
     110,000  Batavia GO                                            5.000      11/01/2015     11/01/2015            116,280
----------------------------------------------------------------------------------------------------------------------------
     110,000  Batavia GO                                            5.000      11/01/2016     11/01/2015 1          115,819
----------------------------------------------------------------------------------------------------------------------------
     110,000  Batavia GO                                            5.000      11/01/2017     11/01/2015 1          115,352
----------------------------------------------------------------------------------------------------------------------------
     110,000  Batavia GO                                            5.000      11/01/2018     11/01/2015 1          114,815
----------------------------------------------------------------------------------------------------------------------------
     110,000  Batavia GO                                            5.000      11/01/2019     11/01/2015 1          114,281
----------------------------------------------------------------------------------------------------------------------------
     110,000  Batavia GO                                            5.000      11/01/2020     11/01/2015 1          113,839
----------------------------------------------------------------------------------------------------------------------------
   6,000,000  Battery Park City Authority, Series A                 5.250      11/01/2022     11/01/2013 1        6,474,780

                    22 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    500,000  Bethlehem Water System                                5.500%     03/01/2022     03/01/2013 1   $      543,985
----------------------------------------------------------------------------------------------------------------------------
     245,000  Blauvelt Volunteer Fire Company                       6.000      10/15/2008     10/02/2007 2          250,623
----------------------------------------------------------------------------------------------------------------------------
     810,000  Brookhaven IDA (Alternatives for Children)            7.000      02/01/2013     12/06/2009 2          839,176
----------------------------------------------------------------------------------------------------------------------------
   1,275,000  Brookhaven IDA (Dowling College)                      6.500      11/01/2012     11/01/2012          1,325,745
----------------------------------------------------------------------------------------------------------------------------
     375,000  Brookhaven IDA (Stony Brook Foundation)               5.750      11/01/2008     10/27/2007 2          382,954
----------------------------------------------------------------------------------------------------------------------------
     640,000  Broome County COP                                     5.250      04/01/2022 7   04/01/2006 1          643,200
----------------------------------------------------------------------------------------------------------------------------
      10,000  Broome County GO                                      5.400      04/15/2011     04/15/2006 1           10,261
----------------------------------------------------------------------------------------------------------------------------
   1,100,000  Bushnell Basin Fire Association
              (Volunteer Fire Department)                           5.250      11/01/2015     08/14/2013 2        1,107,392
----------------------------------------------------------------------------------------------------------------------------
     375,000  Capital District Youth Center                         6.000      02/01/2017     02/01/2007 1          389,348
----------------------------------------------------------------------------------------------------------------------------
   1,550,000  Carnegie Redevelopment Corp. 8                        6.500      09/01/2011     05/17/2009 2        1,550,527
----------------------------------------------------------------------------------------------------------------------------
     435,000  Cattaraugus County IDA
              (Jamestown Community College)                         6.000      07/01/2012 7   04/08/2010 4          487,091
----------------------------------------------------------------------------------------------------------------------------
     320,000  Cattaraugus County IDA
              (Olean General Hospital)                              5.250      08/01/2023     08/01/2010 1          330,838
----------------------------------------------------------------------------------------------------------------------------
       5,000  Cattaraugus County IDA
              (St. Bonaventure University)                          5.000      09/15/2009     04/07/2008 2            5,147
----------------------------------------------------------------------------------------------------------------------------
   1,645,000  Chautauqua County Tobacco Asset
              Securitization Corp.                                  6.000      07/01/2012     09/08/2009 5        1,764,624
----------------------------------------------------------------------------------------------------------------------------
   1,075,000  Chautauqua County Tobacco Asset
              Securitization Corp.                                  6.250      07/01/2016     07/01/2010 1        1,146,359
----------------------------------------------------------------------------------------------------------------------------
   3,745,000  Chautauqua County Tobacco Asset
              Securitization Corp.                                  6.500      07/01/2024     07/01/2010 1        3,991,983
----------------------------------------------------------------------------------------------------------------------------
  18,160,000  Chautauqua County Tobacco Asset
              Securitization Corp.                                  6.750      07/01/2040     07/01/2010 1       19,500,571
----------------------------------------------------------------------------------------------------------------------------
   2,475,000  Clarence IDA (Bristol Village)                        6.000      01/20/2044     01/20/2013 1        2,746,904
----------------------------------------------------------------------------------------------------------------------------
     100,000  Clifton Park GO                                       5.100      02/01/2011     02/01/2006 1          100,126
----------------------------------------------------------------------------------------------------------------------------
      45,000  Clifton Park Water Authority                          5.000      10/01/2029     10/01/2009 1           46,438
----------------------------------------------------------------------------------------------------------------------------
   4,195,000  Cortland County IDA
              (Cortland Memorial Hospital)                          5.625      07/01/2024 7   07/01/2012 1        4,540,458
----------------------------------------------------------------------------------------------------------------------------
      30,000  Dutchess County GO                                    5.375      03/15/2014     03/15/2006 1           30,731
----------------------------------------------------------------------------------------------------------------------------
   1,750,000  Dutchess County IDA (Bard College)                    5.375      06/01/2027     06/01/2007 1        1,833,790
----------------------------------------------------------------------------------------------------------------------------
     295,000  Dutchess County IDA (Bard College)                    5.500      08/01/2020     08/01/2010 1          314,609
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  Dutchess County IDA (Bard College)                    7.000      11/01/2017 7   05/01/2006 1        1,003,020
----------------------------------------------------------------------------------------------------------------------------
   5,205,000  Dutchess County IDA (Marist College)                  5.150      07/01/2017     07/01/2013 1        5,455,881
----------------------------------------------------------------------------------------------------------------------------
   2,630,000  Dutchess County IDA
              (Vassar Brothers Hospital)                            6.500      04/01/2020 7   04/01/2010 1        2,835,587
----------------------------------------------------------------------------------------------------------------------------
     515,000  East Rochester Hsg. Authority
              (Gates Senior Hsg.)                                   5.200      04/20/2021     10/20/2013 1          524,816
----------------------------------------------------------------------------------------------------------------------------
   2,800,000  East Rochester Hsg. Authority
              (Rochester St. Mary's Residence Facility)             5.375      12/20/2022 7   12/20/2015 1        3,013,724
----------------------------------------------------------------------------------------------------------------------------
     730,000  East Rochester Hsg. Authority
              (St. John's Meadows)                                  5.750      08/01/2037 7   08/01/2007 1          770,449

                    23 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    210,000  East Syracuse Hsg. Authority
              (Bennett Manor Associates)                            6.700%     04/01/2021     04/01/2010 1   $      227,531
----------------------------------------------------------------------------------------------------------------------------
     415,000  Elmira GO                                             5.000      10/01/2015     10/01/2015            435,555
----------------------------------------------------------------------------------------------------------------------------
     440,000  Elmira GO                                             5.000      10/01/2016     10/01/2015 1          461,239
----------------------------------------------------------------------------------------------------------------------------
     460,000  Elmira GO                                             5.000      10/01/2017     10/01/2017 1          480,406
----------------------------------------------------------------------------------------------------------------------------
     485,000  Elmira GO                                             5.000      10/01/2018     10/01/2017 1          503,571
----------------------------------------------------------------------------------------------------------------------------
     505,000  Elmira GO                                             5.000      10/01/2019     10/01/2017 1          523,468
----------------------------------------------------------------------------------------------------------------------------
   1,875,000  Erie County GO                                        5.500      06/15/2025     06/15/2006 1        1,903,388
----------------------------------------------------------------------------------------------------------------------------
   2,510,000  Erie County GO                                        5.625      06/15/2020     06/15/2006 1        2,549,432
----------------------------------------------------------------------------------------------------------------------------
   1,300,000  Erie County IDA
              (Buffalo City School District)                        5.750      05/01/2025     05/01/2014 1        1,466,725
----------------------------------------------------------------------------------------------------------------------------
   6,500,000  Erie County IDA
              (Buffalo City School District)                        5.750      05/01/2026     05/01/2014 1        7,333,625
----------------------------------------------------------------------------------------------------------------------------
   1,915,000  Erie County IDA (Medaille College)                    6.875      10/01/2013     11/04/2010 2        1,975,552
----------------------------------------------------------------------------------------------------------------------------
     460,000  Erie County IDA (Medaille College)                    7.250      11/01/2010     12/22/2008 2          472,912
----------------------------------------------------------------------------------------------------------------------------
  29,615,000  Erie County Tobacco Asset
              Securitization Corp.                                  5.000      06/01/2031     03/22/2017 2       28,803,845
----------------------------------------------------------------------------------------------------------------------------
  35,000,000  Erie County Tobacco Asset
              Securitization Corp.                                  5.000      06/01/2038     08/15/2020 2       33,147,800
----------------------------------------------------------------------------------------------------------------------------
   1,635,000  Erie County Tobacco Asset
              Securitization Corp.                                  5.750      07/15/2013     07/15/2010 4        1,804,566
----------------------------------------------------------------------------------------------------------------------------
     785,000  Erie County Tobacco Asset
              Securitization Corp.                                  5.750      07/15/2014     07/15/2010 4          866,412
----------------------------------------------------------------------------------------------------------------------------
   7,825,000  Erie County Tobacco Asset
              Securitization Corp.                                  6.000      07/15/2020     07/15/2010 4        8,718,067
----------------------------------------------------------------------------------------------------------------------------
   3,025,000  Erie County Tobacco Asset
              Securitization Corp.                                  6.750      07/15/2040 7   07/15/2010 4        3,463,444
----------------------------------------------------------------------------------------------------------------------------
   1,250,000  Essex County IDA
              (International Paper Company)                         5.800      12/01/2019     12/01/2007 1        1,278,238
----------------------------------------------------------------------------------------------------------------------------
     690,000  Essex County IDA (North Country
              Community College Foundation)                         4.600      06/01/2015     12/25/2013 2          687,626
----------------------------------------------------------------------------------------------------------------------------
      25,000  Fairport GO                                           5.000      05/15/2006     05/15/2006             25,039
----------------------------------------------------------------------------------------------------------------------------
     540,000  Franklin County IDA (North Country
              Community College Foundation)                         4.600      06/01/2015     12/24/2013 2          538,142
----------------------------------------------------------------------------------------------------------------------------
     805,000  Franklin County IDA COP                               8.125      08/01/2006     08/01/2006 2          807,890
----------------------------------------------------------------------------------------------------------------------------
      70,000  Freeport Union Free School District                   5.250      03/15/2028     03/15/2011 1           73,854
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  Grand Central BID
              (Grand Central District Management)                   5.000      01/01/2021     01/01/2014 1        1,049,390
----------------------------------------------------------------------------------------------------------------------------
     500,000  Grand Central BID
              (Grand Central District Management)                   5.000      01/01/2022     01/01/2014 1          523,660
----------------------------------------------------------------------------------------------------------------------------
     500,000  Hempstead GO                                          5.000      07/01/2018     07/01/2014 1          514,830
----------------------------------------------------------------------------------------------------------------------------
   1,195,000  Hempstead GO                                          5.000      07/01/2019     07/01/2014 1        1,228,329
----------------------------------------------------------------------------------------------------------------------------
   1,635,000  Hempstead GO                                          5.250      07/01/2023     07/01/2014 1        1,705,583

                    24 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  1,730,000  Hempstead GO                                          5.250%     07/01/2024     07/01/2014 1   $    1,801,605
----------------------------------------------------------------------------------------------------------------------------
   1,700,000  Hempstead IDA (Adelphi University)                    5.750      06/01/2022 7   06/01/2012 1        1,861,364
----------------------------------------------------------------------------------------------------------------------------
   1,350,000  Hempstead IDA (Hofstra University)                    5.800      07/01/2015     07/01/2006 1        1,393,943
----------------------------------------------------------------------------------------------------------------------------
   1,300,000  Herkimer County IDA (Burrows Paper) 8                 8.000      01/01/2009     01/16/2008 2        1,290,731
----------------------------------------------------------------------------------------------------------------------------
     585,000  Herkimer County IDA (College Foundation)              5.850      11/01/2010     12/11/2008 2          617,251
----------------------------------------------------------------------------------------------------------------------------
   1,715,000  Herkimer Hsg. Authority                               7.150      03/01/2011     09/01/2006 1        1,750,020
----------------------------------------------------------------------------------------------------------------------------
     180,000  Hudson IDA (Have, Inc.)                               7.125      12/01/2007     03/21/2007 2          179,147
----------------------------------------------------------------------------------------------------------------------------
     400,000  Hudson IDA (Hudson Fabrics)                           6.000      11/01/2012     11/27/2009 2          406,336
----------------------------------------------------------------------------------------------------------------------------
      25,000  Islip Res Rec                                         6.500      07/01/2009     07/01/2006 1           25,828
----------------------------------------------------------------------------------------------------------------------------
   2,990,000  Islip Res Rec, Series E                               5.625      07/01/2017     07/01/2014 1        3,284,665
----------------------------------------------------------------------------------------------------------------------------
   1,175,000  Islip Res Rec, Series E                               5.750      07/01/2019     07/01/2014 1        1,302,123
----------------------------------------------------------------------------------------------------------------------------
     250,000  Jamestown GO                                          5.000      08/01/2024     08/01/2014 1          259,443
----------------------------------------------------------------------------------------------------------------------------
     250,000  Jamestown GO                                          5.000      08/01/2025     08/01/2014 1          258,903
----------------------------------------------------------------------------------------------------------------------------
   2,140,000  Jamestown Hsg. Authority                              6.125      07/01/2010     08/27/2008 2        2,114,406
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  Kenmore Hsg. Authority (SUNY at Buffalo)              5.500      08/01/2024     08/01/2011 1        1,059,540
----------------------------------------------------------------------------------------------------------------------------
  47,445,000  L.I. Power Authority                                  5.750      12/01/2024 7   06/01/2008 1       50,362,868
----------------------------------------------------------------------------------------------------------------------------
   7,965,000  L.I. Power Authority, Series A                        5.000      12/01/2018     06/01/2008 1        8,327,089
----------------------------------------------------------------------------------------------------------------------------
   5,095,000  L.I. Power Authority, Series A                        5.125      12/01/2016     06/01/2008 1        5,348,527
----------------------------------------------------------------------------------------------------------------------------
  46,475,000  L.I. Power Authority, Series A                        5.125      12/01/2022 7   06/01/2008 1       48,704,871
----------------------------------------------------------------------------------------------------------------------------
   4,500,000  L.I. Power Authority, Series A                        5.250      12/01/2026 7   06/01/2008 1        4,703,625
----------------------------------------------------------------------------------------------------------------------------
  19,885,000  L.I. Power Authority, Series A                        5.250      12/01/2026     06/01/2008 1       20,844,252
----------------------------------------------------------------------------------------------------------------------------
   7,000,000  L.I. Power Authority, Series A                        5.250      12/01/2026     06/01/2008 1        7,337,680
----------------------------------------------------------------------------------------------------------------------------
     150,000  L.I. Power Authority, Series A                        5.300      12/01/2019     06/01/2008 1          157,977
----------------------------------------------------------------------------------------------------------------------------
      40,000  L.I. Power Authority, Series A                        5.300      12/01/2019     06/01/2008 1           42,146
----------------------------------------------------------------------------------------------------------------------------
      15,000  L.I. Power Authority, Series A                        5.500      12/01/2023     06/01/2008 1           15,867
----------------------------------------------------------------------------------------------------------------------------
  12,365,000  L.I. Power Authority, Series C                        5.500      09/01/2020     03/01/2008 1       12,794,684
----------------------------------------------------------------------------------------------------------------------------
   2,210,000  Livingston County IDA
              (Nicholas H. Noyes Memorial Hospital)                 5.875      07/01/2022     07/01/2010 1        2,317,030
----------------------------------------------------------------------------------------------------------------------------
   1,010,000  Livingston County IDA
              (Nicholas H. Noyes Memorial Hospital)                 6.000      07/01/2030     07/01/2010 1        1,057,723
----------------------------------------------------------------------------------------------------------------------------
   3,950,000  Lockport HDC                                          6.000      10/01/2018 7   10/01/2008 1        4,020,310
----------------------------------------------------------------------------------------------------------------------------
      75,000  Lowville GO                                           7.200      09/15/2007     09/15/2007             79,488
----------------------------------------------------------------------------------------------------------------------------
     345,000  Madison County IDA
              (Morrisville Auxillary Service Corp.)                 6.750      07/01/2007     09/17/2006 2          352,380
----------------------------------------------------------------------------------------------------------------------------
   2,065,000  Madison County IDA
              (Morrisville State College Foundation)                5.000      06/01/2022     06/01/2016 1        2,193,319
----------------------------------------------------------------------------------------------------------------------------
   2,260,000  Madison County IDA
              (Oneida Healthcare Center)                            5.500      02/01/2016     02/01/2011 1        2,408,821
----------------------------------------------------------------------------------------------------------------------------
     165,000  Medina Hsg. Corp.                                     8.250      08/15/2011 7   02/15/2006 1          165,360
----------------------------------------------------------------------------------------------------------------------------
     415,000  Middletown IDA
              (Southwinds Retirement Home)                          5.875      03/01/2007     09/06/2006 2          414,938
----------------------------------------------------------------------------------------------------------------------------
   4,585,000  Monroe County COP                                     8.050      01/01/2011 7   07/01/2006 1        4,758,772

                    25 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     50,000  Monroe County GO                                      5.000%     06/01/2017     06/01/2007 1   $       50,984
----------------------------------------------------------------------------------------------------------------------------
      40,000  Monroe County GO                                      6.100      03/01/2008     03/01/2006 1           40,172
----------------------------------------------------------------------------------------------------------------------------
     640,000  Monroe County IDA (Canal Ponds)                       7.000      06/15/2013 7   06/15/2006 1          665,677
----------------------------------------------------------------------------------------------------------------------------
      25,000  Monroe County IDA
              (Collegiate Hsg. Foundation-RIT)                      5.000      04/01/2010     04/01/2010 1           25,342
----------------------------------------------------------------------------------------------------------------------------
     215,000  Monroe County IDA
              (Dayton Rogers Manufacturing)                         5.850      12/01/2006     12/01/2006 2          213,239
----------------------------------------------------------------------------------------------------------------------------
   1,285,000  Monroe County IDA
              (DePaul Community Facilities)                         6.500      02/01/2024 7   02/01/2006 1        1,287,891
----------------------------------------------------------------------------------------------------------------------------
     405,000  Monroe County IDA (DePaul Properties)                 5.900      09/01/2007     03/09/2007 2          400,808
----------------------------------------------------------------------------------------------------------------------------
      65,000  Monroe County IDA
              (Jewish Home of Rochester Senior Hsg.)                5.900      04/01/2006     04/01/2006             65,267
----------------------------------------------------------------------------------------------------------------------------
      75,000  Monroe County IDA
              (Jewish Home of Rochester Senior Hsg.)                6.100      04/01/2008     04/01/2007 1           77,603
----------------------------------------------------------------------------------------------------------------------------
     110,000  Monroe County IDA
              (Jewish Home of Rochester Senior Hsg.)                6.200      04/01/2009     04/01/2007 1          113,959
----------------------------------------------------------------------------------------------------------------------------
      75,000  Monroe County IDA
              (Nazareth College of Rochester)                       5.250      10/01/2021     10/01/2011 1           80,805
----------------------------------------------------------------------------------------------------------------------------
   1,475,000  Monroe County IDA
              (Parma Senior Hsg. Assoc.)                            6.500      12/01/2010     06/01/2007 1        1,476,180
----------------------------------------------------------------------------------------------------------------------------
     285,000  Monroe County IDA (Piano Works)                       6.625      11/01/2006     11/01/2006 2          285,761
----------------------------------------------------------------------------------------------------------------------------
   2,235,000  Monroe County IDA
              (West End Business Center)                            5.125      12/01/2014     05/29/2011 5        2,249,907
----------------------------------------------------------------------------------------------------------------------------
     330,000  Monroe County Tobacco Asset
              Securitization Corp.                                  5.875      06/01/2014     06/01/2010 4          365,254
----------------------------------------------------------------------------------------------------------------------------
  16,865,000  Monroe County Tobacco Asset
              Securitization Corp.                                  6.150      06/01/2025     06/01/2010 4       18,850,854
----------------------------------------------------------------------------------------------------------------------------
      60,000  Monroe County Water Authority                         5.250      08/01/2011     02/01/2006 1           60,101
----------------------------------------------------------------------------------------------------------------------------
     285,000  Monroe Newpower Corp.                                 4.500      01/01/2011     10/01/2010 2          289,272
----------------------------------------------------------------------------------------------------------------------------
     155,000  Monroe Newpower Corp.                                 4.700      01/01/2012     10/01/2011 2          158,373
----------------------------------------------------------------------------------------------------------------------------
     410,000  Monroe Newpower Corp.                                 4.800      01/01/2013     10/01/2012 2          420,910
----------------------------------------------------------------------------------------------------------------------------
   7,800,000  Monroe Newpower Corp.                                 6.375      01/01/2024     07/01/2009 1        8,339,526
----------------------------------------------------------------------------------------------------------------------------
     730,000  Montgomery County IDA (ASMF) 8,9                      6.500      01/15/2005     06/15/2006 1          109,500
----------------------------------------------------------------------------------------------------------------------------
     280,000  Mount Vernon IDA (Kings Court)                        5.125      12/01/2023     12/01/2015 1          288,890
----------------------------------------------------------------------------------------------------------------------------
     975,000  Mount Vernon IDA (Macedonia Towers)                   5.125      12/01/2023     12/01/2015 1        1,005,956
----------------------------------------------------------------------------------------------------------------------------
     285,000  Mount Vernon IDA (Meadowview)                         6.000      06/01/2009     12/28/2007 2          291,686
----------------------------------------------------------------------------------------------------------------------------
     270,000  Mount Vernon IDA (Section 8), Series A                3.250      12/01/2007     12/01/2007            268,034
----------------------------------------------------------------------------------------------------------------------------
     280,000  Mount Vernon IDA (Section 8), Series A                3.500      06/01/2008     06/01/2008            277,463
----------------------------------------------------------------------------------------------------------------------------
   5,275,000  Mount Vernon IDA (Section 8), Series A                5.250      12/01/2014 7   06/01/2008 1        5,425,496
----------------------------------------------------------------------------------------------------------------------------
      30,000  MTA Commuter Facilities
              (Grand Central Terminal)                              5.500      07/01/2012     07/01/2006 4           30,326
----------------------------------------------------------------------------------------------------------------------------
      25,000  MTA Commuter Facilities, Series 7                     5.625      07/01/2016 7   07/01/2006 4           25,292
----------------------------------------------------------------------------------------------------------------------------
      10,000  MTA Commuter Facilities, Series B                     5.000      07/01/2017     07/01/2009 4           10,447

                    26 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     20,000  MTA Commuter Facilities, Series B                     5.125%     07/01/2024     07/01/2007 1   $       20,925
----------------------------------------------------------------------------------------------------------------------------
       5,000  MTA Commuter Facilities, Series D                     5.000      07/01/2016     07/01/2007 4            5,169
----------------------------------------------------------------------------------------------------------------------------
     145,000  MTA Service Contract, Series 3                        7.375      07/01/2008     07/18/2007 2          153,148
----------------------------------------------------------------------------------------------------------------------------
   8,500,000  MTA Service Contract, Series A                        5.125      01/01/2024     07/01/2012 1        9,032,780
----------------------------------------------------------------------------------------------------------------------------
  29,400,000  MTA Service Contract, Series A                        5.125      01/01/2029     07/01/2012 1       31,002,006
----------------------------------------------------------------------------------------------------------------------------
  15,350,000  MTA Service Contract, Series A                        5.750      07/01/2031     07/01/2012 1       16,930,129
----------------------------------------------------------------------------------------------------------------------------
  11,075,000  MTA, Series A                                         5.500      11/15/2026     11/15/2012 1       12,057,463
----------------------------------------------------------------------------------------------------------------------------
  25,000,000  MTA, Series A                                         5.750      11/15/2032     11/15/2012 1       27,621,500
----------------------------------------------------------------------------------------------------------------------------
      55,000  MTA, Series B                                         5.000      07/01/2020 7   07/01/2007 1           57,457
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  MTA, Series B-2                                       5.000      07/01/2017     07/01/2007 1        2,089,340
----------------------------------------------------------------------------------------------------------------------------
      50,000  MTA, Series E                                         5.500      11/15/2021     11/15/2012 1           54,845
----------------------------------------------------------------------------------------------------------------------------
      50,000  Municipal Assistance Corp. for Troy, NY               5.000      01/15/2016     01/15/2007 1           51,616
----------------------------------------------------------------------------------------------------------------------------
     300,000  Nassau County Bridge Authority                        5.250      10/01/2026     10/01/2007 1          314,652
----------------------------------------------------------------------------------------------------------------------------
     680,000  Nassau County IDA (ACDS)                              6.000      12/01/2019     12/02/2016 1          697,768
----------------------------------------------------------------------------------------------------------------------------
     505,000  Nassau County IDA (ALIA-ACDS)                         7.000      10/01/2016     11/01/2011 1          545,299
----------------------------------------------------------------------------------------------------------------------------
     970,000  Nassau County IDA (ALIA-ACLD)                         5.750      09/01/2011     09/03/2009 2          993,629
----------------------------------------------------------------------------------------------------------------------------
     755,000  Nassau County IDA (ALIA-CMA)                          7.000      10/01/2016     11/01/2011 1          815,249
----------------------------------------------------------------------------------------------------------------------------
     580,000  Nassau County IDA (ALIA-CRR)                          7.000      10/01/2016     11/01/2011 1          626,284
----------------------------------------------------------------------------------------------------------------------------
     130,000  Nassau County IDA (ALIA-FREE)                         7.000      10/01/2016     11/01/2011 1          140,374
----------------------------------------------------------------------------------------------------------------------------
     530,000  Nassau County IDA (ALIA-HKSB)                         7.000      10/01/2016     11/01/2011 1          572,294
----------------------------------------------------------------------------------------------------------------------------
   2,455,000  Nassau County IDA (CSMR)                              6.000      12/01/2019     12/03/2016 1        2,519,149
----------------------------------------------------------------------------------------------------------------------------
     320,000  Nassau County IDA
              (Engel Burman Senior Hsg.)                            6.750      05/01/2017     05/07/2013 1          332,374
----------------------------------------------------------------------------------------------------------------------------
     215,000  Nassau County IDA
              (Engel Burman Senior Hsg.)                            6.750      05/01/2017     05/07/2013 1          223,314
----------------------------------------------------------------------------------------------------------------------------
     370,000  Nassau County IDA
              (Engel Burman Senior Hsg.)                            6.750      05/01/2017     11/01/2011 1          384,308
----------------------------------------------------------------------------------------------------------------------------
     395,000  Nassau County IDA
              (Engel Burman Senior Hsg.)                            6.750      05/01/2017     11/01/2011 1          410,275
----------------------------------------------------------------------------------------------------------------------------
     570,000  Nassau County IDA
              (Engel Burman Senior Hsg.) 10                         6.750      05/01/2017     11/01/2011 1          592,042
----------------------------------------------------------------------------------------------------------------------------
     845,000  Nassau County IDA
              (Epilepsy Foundation of Long Island)                  6.000      12/01/2019     12/05/2016 1          867,215
----------------------------------------------------------------------------------------------------------------------------
     225,000  Nassau County IDA (North Shore CFGA)                  5.750      05/01/2008     05/17/2007 2          229,068
----------------------------------------------------------------------------------------------------------------------------
     445,000  Nassau County IDA (United Cerebral Palsy)             5.750      11/01/2007     03/15/2007 2          447,812
----------------------------------------------------------------------------------------------------------------------------
   1,860,000  Nassau County IDA (United Cerebral Palsy)             5.750      11/01/2009     05/06/2008 2        1,855,945
----------------------------------------------------------------------------------------------------------------------------
     545,000  Nassau County IDA (WORC)                              6.000      12/01/2019     12/01/2016 1          559,328
----------------------------------------------------------------------------------------------------------------------------
     150,000  Nassau County IDA, Series C                           6.000      12/01/2019     12/04/2016 1          153,944
----------------------------------------------------------------------------------------------------------------------------
     600,000  Nassau County Interim Finance Authority               5.125      11/15/2021     11/15/2006 1          616,146
----------------------------------------------------------------------------------------------------------------------------
     645,000  Nassau County Tobacco Settlement Corp.                5.625      07/15/2015     07/15/2006 6          661,944
----------------------------------------------------------------------------------------------------------------------------
   3,115,000  Nassau County Tobacco Settlement Corp.                5.700      07/15/2015     07/15/2007 6        3,247,076
----------------------------------------------------------------------------------------------------------------------------
     590,000  Nassau County Tobacco Settlement Corp.                5.750      07/15/2016     07/15/2007 6          615,671

                    27 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  3,550,000  Nassau County Tobacco Settlement Corp.                5.875%     07/15/2016     07/15/2008 6   $    3,755,723
----------------------------------------------------------------------------------------------------------------------------
     725,000  Nassau County Tobacco Settlement Corp.                6.000      07/15/2017     07/15/2009 6          769,957
----------------------------------------------------------------------------------------------------------------------------
      25,000  Nassau County Tobacco Settlement Corp.                6.000      07/15/2018     07/15/2009 1           26,517
----------------------------------------------------------------------------------------------------------------------------
   5,440,000  Nassau County Tobacco Settlement Corp.                6.125      07/15/2018     07/15/2009 1        5,763,789
----------------------------------------------------------------------------------------------------------------------------
     125,000  Nassau County Tobacco Settlement Corp.                6.200      07/15/2018     07/15/2009 1          132,739
----------------------------------------------------------------------------------------------------------------------------
   2,215,000  Nassau County Tobacco Settlement Corp.                6.250      07/15/2019 7   07/15/2009 1        2,348,277
----------------------------------------------------------------------------------------------------------------------------
   4,530,000  Nassau County Tobacco Settlement Corp.                6.250      07/15/2019     07/15/2009 1        4,802,570
----------------------------------------------------------------------------------------------------------------------------
   3,620,000  Nassau County Tobacco Settlement Corp.                6.250      07/15/2020     07/15/2009 1        3,837,815
----------------------------------------------------------------------------------------------------------------------------
   4,125,000  Nassau County Tobacco Settlement Corp.                6.250      07/15/2020 7   07/15/2009 1        4,373,201
----------------------------------------------------------------------------------------------------------------------------
   2,255,000  Nassau County Tobacco Settlement Corp.                6.250      07/15/2021     07/15/2009 1        2,383,107
----------------------------------------------------------------------------------------------------------------------------
   4,925,000  Nassau County Tobacco Settlement Corp.                6.300      07/15/2021     07/15/2009 1        5,212,719
----------------------------------------------------------------------------------------------------------------------------
   1,320,000  Nassau County Tobacco Settlement Corp.                6.300      07/15/2022     07/15/2009 1        1,394,910
----------------------------------------------------------------------------------------------------------------------------
  23,175,000  Nassau County Tobacco Settlement Corp.                6.400      07/15/2033     07/15/2009 1       24,367,817
----------------------------------------------------------------------------------------------------------------------------
  15,050,000  Nassau County Tobacco Settlement Corp.                6.500      07/15/2027     07/15/2009 1       15,922,900
----------------------------------------------------------------------------------------------------------------------------
  48,005,000  Nassau County Tobacco Settlement Corp.                6.600      07/15/2039     07/15/2009 1       50,783,529
----------------------------------------------------------------------------------------------------------------------------
     330,000  Nassau IDA (EBS North Hills LLC)                      7.000      11/01/2013     09/28/2010 2          348,275
----------------------------------------------------------------------------------------------------------------------------
     155,000  Nassau IDA (EBS North Hills LLC)                      7.000      11/01/2013     06/28/2010 2          155,758
----------------------------------------------------------------------------------------------------------------------------
     200,000  Nassau IDA (EBS North Hills LLC)                      7.000      11/01/2013     06/28/2010 2          200,978
----------------------------------------------------------------------------------------------------------------------------
     290,000  Nassau IDA (EBS North Hills LLC)                      7.000      11/01/2013     06/28/2010 2          291,436
----------------------------------------------------------------------------------------------------------------------------
     215,000  Nassau IDA (EBS North Hills LLC)                      7.000      11/01/2013     09/28/2010 2          216,051
----------------------------------------------------------------------------------------------------------------------------
     215,000  Nassau IDA (EBS North Hills LLC)                      7.000      11/01/2013     06/28/2010 2          216,051
----------------------------------------------------------------------------------------------------------------------------
      55,000  New Hartford-Sunset Wood Funding Corp.                5.950      08/01/2027     08/01/2007 1           57,077
----------------------------------------------------------------------------------------------------------------------------
   1,345,000  New Rochelle IDA (College of New Rochelle)            5.500      07/01/2019     07/01/2009 1        1,414,967
----------------------------------------------------------------------------------------------------------------------------
     355,000  New Rochelle Municipal Hsg. Authority,
              Series A                                              5.000      12/01/2008     09/20/2007 2          363,460
----------------------------------------------------------------------------------------------------------------------------
      85,000  New Rochelle Municipal Hsg. Authority,
              Series B                                              6.500      12/01/2014     12/01/2008 4           93,138
----------------------------------------------------------------------------------------------------------------------------
   1,575,000  Newark-Wayne Community Hospital                       7.600      09/01/2015     10/06/2011 2        1,574,984
----------------------------------------------------------------------------------------------------------------------------
      10,000  Newburgh GO                                           7.600      04/01/2008     04/01/2006 1           10,108
----------------------------------------------------------------------------------------------------------------------------
   1,445,000  Newburgh IDA (Bourne & Kenney
              Redevelopment Company)                                5.650      08/01/2020 7   08/01/2009 1        1,512,019
----------------------------------------------------------------------------------------------------------------------------
     150,000  Niagara County IDA
              (American Ref-Fuel Company)                           5.550      11/15/2024     11/15/2011 1          157,364
----------------------------------------------------------------------------------------------------------------------------
  13,725,000  Niagara County IDA (Niagara Falls
              Memorial Medical Center)                              5.500      11/01/2035     12/28/2007 3       13,878,720
----------------------------------------------------------------------------------------------------------------------------
   5,000,000  Niagara County IDA (Solid Waste Disposal)             5.450      11/15/2025     11/15/2012 1        5,269,450
----------------------------------------------------------------------------------------------------------------------------
   7,175,000  Niagara County IDA (Solid Waste Disposal)             5.550      11/15/2024     11/15/2011 1        7,574,648
----------------------------------------------------------------------------------------------------------------------------
   9,850,000  Niagara County IDA (Solid Waste Disposal)             5.625      11/15/2024     11/15/2012 1       10,400,123
----------------------------------------------------------------------------------------------------------------------------
     170,000  Niagara County Tobacco Asset
              Securitization Corp.                                  5.375      05/15/2018     05/15/2009 6          174,386
----------------------------------------------------------------------------------------------------------------------------
     175,000  Niagara County Tobacco Asset
              Securitization Corp.                                  5.500      05/15/2019     05/15/2011 1          180,124

                    28 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     50,000  Niagara County Tobacco Asset
              Securitization Corp.                                  5.500%     05/15/2020     05/15/2011 1   $       51,412
----------------------------------------------------------------------------------------------------------------------------
   1,175,000  Niagara County Tobacco Asset
              Securitization Corp.                                  5.875      05/15/2022     05/15/2011 1        1,226,230
----------------------------------------------------------------------------------------------------------------------------
     795,000  Niagara County Tobacco Asset
              Securitization Corp.                                  6.250      05/15/2034     11/15/2010 1          838,844
----------------------------------------------------------------------------------------------------------------------------
     870,000  Niagara County Tobacco Asset
              Securitization Corp.                                  6.250      05/15/2040     05/15/2010 1          917,981
----------------------------------------------------------------------------------------------------------------------------
  11,995,000  Niagara County Tobacco Asset
              Securitization Corp.                                  6.750      05/15/2029 7   05/15/2010 1       12,913,817
----------------------------------------------------------------------------------------------------------------------------
      10,000  Niagara Falls HDC (Niagara Towers)                    5.150      10/01/2010     10/01/2008 1           10,305
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  Niagara Falls Public Water Authority                  5.500      07/15/2034     07/15/2015 1        1,102,060
----------------------------------------------------------------------------------------------------------------------------
   5,340,000  Niagara Frontier Transportation Authority
              (Buffalo Niagara International Airport)               5.625      04/01/2029 7   04/01/2009 1        5,658,050
----------------------------------------------------------------------------------------------------------------------------
     210,000  Niagara Frontier Transportation Authority
              (Buffalo Niagara International Airport)               5.750      04/01/2019     04/01/2009 1          225,901
----------------------------------------------------------------------------------------------------------------------------
     610,000  North Babylon Volunteer Fire Company                  5.750      08/01/2022     08/01/2007 1          648,717
----------------------------------------------------------------------------------------------------------------------------
   2,310,000  NY Counties Tobacco Trust I                           5.800      06/01/2023     05/08/2007 5        2,549,732
----------------------------------------------------------------------------------------------------------------------------
     940,000  NY Counties Tobacco Trust I                           5.800      06/01/2023     05/08/2007 5          964,290
----------------------------------------------------------------------------------------------------------------------------
   9,625,000  NY Counties Tobacco Trust I                           6.300      06/01/2019 7   06/01/2010 4       10,815,324
----------------------------------------------------------------------------------------------------------------------------
   4,670,000  NY Counties Tobacco Trust I                           6.300      06/01/2019 7   06/01/2010 1        4,976,912
----------------------------------------------------------------------------------------------------------------------------
   8,650,000  NY Counties Tobacco Trust I                           6.500      06/01/2035     06/01/2010 4        9,790,070
----------------------------------------------------------------------------------------------------------------------------
   4,170,000  NY Counties Tobacco Trust I                           6.500      06/01/2035     06/01/2010 1        4,442,635
----------------------------------------------------------------------------------------------------------------------------
   6,830,000  NY Counties Tobacco Trust I                           6.625      06/01/2042 7   06/01/2010 4        7,764,890
----------------------------------------------------------------------------------------------------------------------------
   3,295,000  NY Counties Tobacco Trust I                           6.625      06/01/2042 7   06/01/2010 1        3,540,082
----------------------------------------------------------------------------------------------------------------------------
  25,920,000  NY Counties Tobacco Trust II (TASC)                   5.250      06/01/2025     11/17/2010 5       26,221,450
----------------------------------------------------------------------------------------------------------------------------
     150,000  NY Counties Tobacco Trust II (TASC)                   5.500      06/01/2011     06/01/2011            159,695
----------------------------------------------------------------------------------------------------------------------------
     570,000  NY Counties Tobacco Trust II (TASC)                   5.625      06/01/2035     06/01/2012 1          580,408
----------------------------------------------------------------------------------------------------------------------------
   1,055,000  NY Counties Tobacco Trust II (TASC)                   5.750      06/01/2013     06/01/2011 1        1,129,462
----------------------------------------------------------------------------------------------------------------------------
   1,925,000  NY Counties Tobacco Trust II (TASC)                   5.750      06/01/2014     06/01/2011 1        2,045,563
----------------------------------------------------------------------------------------------------------------------------
     235,000  NY Counties Tobacco Trust II (TASC)                   5.750      06/01/2043     06/01/2012 1          240,358
----------------------------------------------------------------------------------------------------------------------------
   2,120,000  NY Counties Tobacco Trust II (TASC)                   6.000      06/01/2015     06/01/2011 1        2,267,425
----------------------------------------------------------------------------------------------------------------------------
   2,330,000  NY Counties Tobacco Trust II (TASC)                   6.000      06/01/2016     06/01/2011 1        2,480,518
----------------------------------------------------------------------------------------------------------------------------
  13,985,000  NY Counties Tobacco Trust III                         5.000      06/01/2027     02/03/2009 5       14,337,142
----------------------------------------------------------------------------------------------------------------------------
   4,980,000  NY Counties Tobacco Trust III                         5.750      06/01/2033     09/26/2012 5        5,194,837
----------------------------------------------------------------------------------------------------------------------------
  16,360,000  NY Counties Tobacco Trust III                         6.000      06/01/2043     06/01/2013 1       17,212,847
----------------------------------------------------------------------------------------------------------------------------
   5,090,000  NY Counties Tobacco Trust IV 10                       4.250      06/01/2021     07/14/2011 2        5,013,396
----------------------------------------------------------------------------------------------------------------------------
  38,400,000  NY Counties Tobacco Trust IV (TASC)                   0.000      06/01/2041     08/03/2019 2       29,597,184
----------------------------------------------------------------------------------------------------------------------------
   2,275,000  NY Counties Tobacco Trust IV (TASC)                   4.750      06/01/2026     07/23/2014 2        2,206,909
----------------------------------------------------------------------------------------------------------------------------
  38,400,000  NY Counties Tobacco Trust IV (TASC)                   6.650      06/01/2041     06/01/2010 1        8,224,896
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                0.000 11   08/01/2024     08/01/2007 1            9,869
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYC GO                                                0.000 11   11/15/2037     11/15/2009 1           18,348

                    29 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     15,000  NYC GO                                                5.000%     08/01/2015     08/01/2008 1   $       15,617
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYC GO                                                5.000      08/15/2016     08/15/2008 1           20,761
----------------------------------------------------------------------------------------------------------------------------
     115,000  NYC GO                                                5.000      08/01/2018     02/01/2008 1          118,804
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYC GO                                                5.000      08/15/2018     08/15/2008 1           51,904
----------------------------------------------------------------------------------------------------------------------------
   1,055,000  NYC GO                                                5.000      12/01/2018     12/01/2014 1        1,112,793
----------------------------------------------------------------------------------------------------------------------------
   6,160,000  NYC GO                                                5.000      08/01/2019     08/01/2015 1        6,498,061
----------------------------------------------------------------------------------------------------------------------------
      90,000  NYC GO                                                5.000      08/15/2019     08/15/2008 1           93,426
----------------------------------------------------------------------------------------------------------------------------
   4,000,000  NYC GO                                                5.000      12/01/2019     12/01/2014 1        4,207,000
----------------------------------------------------------------------------------------------------------------------------
   8,925,000  NYC GO                                                5.000      08/01/2020     08/01/2014 1        9,359,469
----------------------------------------------------------------------------------------------------------------------------
     500,000  NYC GO                                                5.000      03/15/2021     03/15/2009 1          514,185
----------------------------------------------------------------------------------------------------------------------------
   6,450,000  NYC GO                                                5.000      06/01/2021     06/01/2015 1        6,768,437
----------------------------------------------------------------------------------------------------------------------------
   3,000,000  NYC GO                                                5.000      08/01/2021     08/01/2014 1        3,137,280
----------------------------------------------------------------------------------------------------------------------------
   2,110,000  NYC GO                                                5.000      08/01/2021     08/01/2014 1        2,206,554
----------------------------------------------------------------------------------------------------------------------------
   9,000,000  NYC GO                                                5.000      08/01/2021     08/01/2015 1        9,450,630
----------------------------------------------------------------------------------------------------------------------------
   4,975,000  NYC GO                                                5.000      11/01/2021     11/01/2014 1        5,207,979
----------------------------------------------------------------------------------------------------------------------------
      80,000  NYC GO                                                5.000      08/01/2022     02/01/2009 1           82,102
----------------------------------------------------------------------------------------------------------------------------
      75,000  NYC GO                                                5.000      08/01/2022     02/01/2008 1           77,971
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYC GO                                                5.000      08/01/2022     02/01/2008 1           25,531
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                5.000      08/01/2022     08/01/2008 1           10,464
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYC GO                                                5.000      08/01/2022     08/01/2015 1        1,047,670
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYC GO                                                5.000      08/01/2022     08/01/2010 1           25,595
----------------------------------------------------------------------------------------------------------------------------
      55,000  NYC GO                                                5.000      08/15/2022     08/15/2008 1           56,318
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYC GO                                                5.000      09/15/2022     09/15/2013 1           41,592
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYC GO                                                5.000      05/15/2023     05/15/2008 1           15,653
----------------------------------------------------------------------------------------------------------------------------
     980,000  NYC GO                                                5.000      08/01/2023     02/01/2008 1        1,012,418
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYC GO                                                5.000      08/01/2023     08/01/2015 1        1,045,280
----------------------------------------------------------------------------------------------------------------------------
     250,000  NYC GO                                                5.000      08/01/2023     08/01/2008 1          255,760
----------------------------------------------------------------------------------------------------------------------------
   2,830,000  NYC GO                                                5.000      08/01/2023     08/01/2015 1        2,958,142
----------------------------------------------------------------------------------------------------------------------------
   6,750,000  NYC GO                                                5.000      11/01/2023     11/01/2014 1        7,035,930
----------------------------------------------------------------------------------------------------------------------------
   3,840,000  NYC GO                                                5.000      12/01/2023     12/01/2014 1        4,004,006
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYC GO                                                5.000      04/15/2024     04/15/2009 1           52,565
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYC GO                                                5.000      08/01/2024     08/01/2015 1        1,043,690
----------------------------------------------------------------------------------------------------------------------------
   3,040,000  NYC GO                                                5.000      08/01/2024     08/01/2015 1        3,172,818
----------------------------------------------------------------------------------------------------------------------------
   8,000,000  NYC GO                                                5.000      08/01/2024     02/01/2016 1        8,364,080
----------------------------------------------------------------------------------------------------------------------------
   5,000,000  NYC GO                                                5.000      09/01/2024     09/01/2015 1        5,219,900
----------------------------------------------------------------------------------------------------------------------------
   3,635,000  NYC GO                                                5.000      12/01/2024     12/01/2014 1        3,784,798
----------------------------------------------------------------------------------------------------------------------------
  24,860,000  NYC GO                                                5.000      03/01/2025     03/01/2015 1       25,888,210
----------------------------------------------------------------------------------------------------------------------------
   6,000,000  NYC GO                                                5.000      06/01/2025     06/01/2015 1        6,253,800
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYC GO                                                5.000      08/01/2025     08/01/2015 1        1,042,900
----------------------------------------------------------------------------------------------------------------------------
   6,920,000  NYC GO                                                5.000      08/01/2026     08/01/2015 1        7,211,401
----------------------------------------------------------------------------------------------------------------------------
   5,000,000  NYC GO                                                5.000      08/01/2026     08/01/2015 1        5,210,550

                    30 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  4,000,000  NYC GO                                                5.000%     08/01/2026     08/01/2015 1   $    4,168,440
----------------------------------------------------------------------------------------------------------------------------
   1,830,000  NYC GO                                                5.000      11/01/2027     11/01/2014 1        1,899,375
----------------------------------------------------------------------------------------------------------------------------
      70,000  NYC GO                                                5.000      03/15/2029     03/15/2009 1           71,965
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                5.000      04/15/2029     04/15/2009 1           10,294
----------------------------------------------------------------------------------------------------------------------------
     270,000  NYC GO                                                5.100      08/15/2027     08/15/2014 1          282,266
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYC GO                                                5.125      08/01/2018     08/01/2008 1           26,020
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                5.125      03/15/2019     03/15/2009 1           10,641
----------------------------------------------------------------------------------------------------------------------------
   8,360,000  NYC GO                                                5.125      08/01/2022     02/01/2009 1        8,678,182
----------------------------------------------------------------------------------------------------------------------------
     200,000  NYC GO                                                5.125      03/15/2025     03/15/2012 1          211,124
----------------------------------------------------------------------------------------------------------------------------
      55,000  NYC GO                                                5.125      08/01/2025     02/01/2008 1           56,315
----------------------------------------------------------------------------------------------------------------------------
      45,000  NYC GO                                                5.125      08/01/2025     08/01/2008 1           47,032
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                5.125      08/01/2025     08/01/2008 4            5,270
----------------------------------------------------------------------------------------------------------------------------
     145,000  NYC GO                                                5.125      08/01/2025     08/01/2006 1          150,730
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                5.125      03/01/2028     03/01/2008 1           10,410
----------------------------------------------------------------------------------------------------------------------------
      70,000  NYC GO                                                5.200      03/15/2028     03/15/2009 1           73,474
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYC GO                                                5.250      08/15/2013     08/15/2008 1           52,579
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYC GO                                                5.250      02/01/2014     02/01/2008 1           52,063
----------------------------------------------------------------------------------------------------------------------------
     175,000  NYC GO                                                5.250      08/01/2015     08/01/2007 1          181,150
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYC GO                                                5.250      08/01/2016     08/01/2007 1           15,502
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYC GO                                                5.250      08/01/2017     02/01/2008 1           26,028
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYC GO                                                5.250      08/01/2020     08/01/2007 1           51,931
----------------------------------------------------------------------------------------------------------------------------
      45,000  NYC GO                                                5.250      08/01/2020     08/01/2007 1           46,534
----------------------------------------------------------------------------------------------------------------------------
     225,000  NYC GO                                                5.250      08/01/2021     08/01/2007 1          232,668
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                5.250      11/15/2021 7   11/15/2007 4           10,456
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYC GO                                                5.250      11/15/2021 7   11/15/2007 1           41,533
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYC GO                                                5.250      01/15/2023     01/15/2013 1           26,453
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYC GO                                                5.250      08/15/2024     08/15/2014 1        1,064,470
----------------------------------------------------------------------------------------------------------------------------
   5,110,000  NYC GO                                                5.250      08/15/2026     08/15/2014 1        5,447,005
----------------------------------------------------------------------------------------------------------------------------
     180,000  NYC GO                                                5.250      06/01/2027     06/01/2012 1          189,652
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYC GO                                                5.250      01/15/2028     01/15/2013 1           52,812
----------------------------------------------------------------------------------------------------------------------------
     200,000  NYC GO                                                5.250      01/15/2033     01/15/2013 1          210,628
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYC GO                                                5.300      08/01/2024     08/01/2008 1           20,997
----------------------------------------------------------------------------------------------------------------------------
     135,000  NYC GO                                                5.300      01/15/2026     01/15/2013 1          143,402
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYC GO                                                5.350      08/01/2013     02/01/2008 1           20,919
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  NYC GO                                                5.375      08/01/2015     08/01/2008 1        2,102,140
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYC GO                                                5.375      08/01/2017     08/01/2010 1           53,935
----------------------------------------------------------------------------------------------------------------------------
     155,000  NYC GO                                                5.375      08/01/2017     08/01/2007 1          160,603
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                5.375      11/15/2017     11/15/2007 1            5,204
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                5.375      11/15/2017     11/15/2007 1            5,239
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                5.375      08/01/2019     08/01/2009 1           10,616
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYC GO                                                5.375      08/01/2019     02/01/2008 1           26,090

                    31 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      5,000  NYC GO                                                5.375%     08/01/2020     08/01/2009 1   $        5,315
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYC GO                                                5.375      08/01/2022     08/01/2007 1           25,920
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYC GO                                                5.375      08/01/2022     08/01/2007 1           26,013
----------------------------------------------------------------------------------------------------------------------------
     305,000  NYC GO                                                5.375      03/01/2027     03/01/2013 1          325,899
----------------------------------------------------------------------------------------------------------------------------
     380,000  NYC GO                                                5.375      11/15/2027     11/15/2007 1          395,633
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYC GO                                                5.500      08/01/2022     08/01/2007 1           20,881
----------------------------------------------------------------------------------------------------------------------------
     275,000  NYC GO                                                5.500      08/01/2022     08/01/2007 1          285,640
----------------------------------------------------------------------------------------------------------------------------
   7,700,000  NYC GO                                                5.500      06/01/2023     06/01/2013 1        8,314,383
----------------------------------------------------------------------------------------------------------------------------
   3,490,000  NYC GO                                                5.500      05/15/2024 7   05/15/2010 1        3,751,401
----------------------------------------------------------------------------------------------------------------------------
     480,000  NYC GO                                                5.500      02/15/2026     02/15/2006 1          488,942
----------------------------------------------------------------------------------------------------------------------------
     605,000  NYC GO                                                5.500      02/15/2026     02/15/2006 1          615,684
----------------------------------------------------------------------------------------------------------------------------
     165,000  NYC GO                                                5.500      02/15/2026     02/15/2006 1          167,871
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYC GO                                                5.600      12/01/2010     06/01/2006 1           15,117
----------------------------------------------------------------------------------------------------------------------------
     125,000  NYC GO                                                5.700      08/15/2010     02/15/2006 1          126,500
----------------------------------------------------------------------------------------------------------------------------
     180,000  NYC GO                                                5.750      02/01/2012     02/01/2006 1          183,049
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                5.750      05/15/2012     05/15/2006 1           10,020
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYC GO                                                5.750      02/01/2015     02/01/2006 1           20,341
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYC GO                                                5.750      02/01/2017     02/01/2006 4           20,341
----------------------------------------------------------------------------------------------------------------------------
   1,145,000  NYC GO                                                5.750      02/01/2017     02/01/2006 1        1,164,225
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYC GO                                                5.750      02/01/2017     02/01/2006 1           50,853
----------------------------------------------------------------------------------------------------------------------------
   1,035,000  NYC GO                                                5.750      03/01/2018     03/01/2013 1        1,139,411
----------------------------------------------------------------------------------------------------------------------------
     500,000  NYC GO                                                5.750      08/01/2018     08/01/2012 1          551,270
----------------------------------------------------------------------------------------------------------------------------
     500,000  NYC GO                                                5.750      08/01/2018     08/01/2012 1          551,270
----------------------------------------------------------------------------------------------------------------------------
     195,000  NYC GO                                                5.750      02/01/2019     02/01/2006 1          198,274
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYC GO                                                5.750      02/01/2020     02/01/2006 1           25,428
----------------------------------------------------------------------------------------------------------------------------
     500,000  NYC GO                                                5.750      03/01/2020     03/01/2013 1          549,790
----------------------------------------------------------------------------------------------------------------------------
   3,800,000  NYC GO                                                5.750      03/01/2021     03/01/2013 4        4,318,434
----------------------------------------------------------------------------------------------------------------------------
   1,210,000  NYC GO                                                5.750      03/01/2021     03/01/2013 1        1,331,278
----------------------------------------------------------------------------------------------------------------------------
     130,000  NYC GO                                                5.875      08/15/2013     08/15/2006 1          133,894
----------------------------------------------------------------------------------------------------------------------------
      55,000  NYC GO                                                5.875      08/01/2015     08/01/2007 1           57,432
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                5.875      02/01/2016     08/01/2006 1            5,141
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                5.875      03/15/2018     03/15/2006 1            5,101
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYC GO                                                5.875      02/15/2019     02/15/2006 1           15,266
----------------------------------------------------------------------------------------------------------------------------
      30,000  NYC GO                                                5.875      02/15/2019     02/15/2006 1           30,544
----------------------------------------------------------------------------------------------------------------------------
   7,155,000  NYC GO                                                5.875      06/01/2019     06/01/2012 1        7,922,588
----------------------------------------------------------------------------------------------------------------------------
     505,000  NYC GO                                                5.875      08/01/2019     08/01/2012 4          573,337
----------------------------------------------------------------------------------------------------------------------------
   4,770,000  NYC GO                                                5.875      08/01/2019     08/01/2012 1        5,293,364
----------------------------------------------------------------------------------------------------------------------------
   5,495,000  NYC GO                                                5.875      06/01/2020     06/01/2012 1        6,084,504
----------------------------------------------------------------------------------------------------------------------------
   6,645,000  NYC GO                                                5.875      06/01/2021     06/01/2012 1        7,357,876
----------------------------------------------------------------------------------------------------------------------------
     480,000  NYC GO                                                5.875      08/01/2024 7   08/01/2006 1          494,438
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYC GO                                                5.900      08/01/2010     08/01/2006 1           15,433

                    32 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     10,000  NYC GO                                                6.000%     08/01/2006     02/01/2006 1   $       10,022
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYC GO                                                6.000      05/15/2010     05/15/2006 1           15,031
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYC GO                                                6.000      05/15/2011     05/15/2006 1           50,104
----------------------------------------------------------------------------------------------------------------------------
     480,000  NYC GO                                                6.000      02/01/2012     08/01/2006 1          494,294
----------------------------------------------------------------------------------------------------------------------------
     195,000  NYC GO                                                6.000      08/01/2016 7   08/01/2006 1          200,692
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                6.000      08/01/2016     08/01/2006 1            5,146
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                6.000      08/01/2017     08/01/2007 1            5,238
----------------------------------------------------------------------------------------------------------------------------
   1,700,000  NYC GO                                                6.000      08/01/2017     08/01/2007 1        1,780,920
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                6.000      05/15/2018     05/15/2010 1           10,953
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                6.000      02/01/2022     08/01/2006 1            5,146
----------------------------------------------------------------------------------------------------------------------------
     130,000  NYC GO                                                6.000      05/15/2022     05/15/2010 1          142,386
----------------------------------------------------------------------------------------------------------------------------
      35,000  NYC GO                                                6.000      02/15/2024     02/15/2006 1           35,629
----------------------------------------------------------------------------------------------------------------------------
      45,000  NYC GO                                                6.000      08/01/2026 7   08/01/2006 1           46,308
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                6.000      08/15/2026 7   08/15/2006 1           10,300
----------------------------------------------------------------------------------------------------------------------------
     175,000  NYC GO                                                6.125      08/01/2025 7   08/01/2007 1          183,943
----------------------------------------------------------------------------------------------------------------------------
     340,000  NYC GO                                                6.125      08/01/2025     08/01/2007 1          356,725
----------------------------------------------------------------------------------------------------------------------------
      45,000  NYC GO                                                6.125      08/01/2025     08/01/2007 1           47,300
----------------------------------------------------------------------------------------------------------------------------
     255,000  NYC GO                                                6.350      05/15/2014     05/15/2008 1          272,733
----------------------------------------------------------------------------------------------------------------------------
   1,130,000  NYC GO                                                6.500      05/15/2017     05/15/2010 1        1,260,221
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                7.000      02/01/2009     02/01/2006 1            5,015
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                7.000      12/01/2010     06/01/2006 1            5,073
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                7.000      02/01/2011     02/01/2006 1            5,016
----------------------------------------------------------------------------------------------------------------------------
      30,000  NYC GO                                                7.000      02/01/2012     02/01/2006 1           30,089
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                7.000      02/01/2018     02/01/2006 1            5,014
----------------------------------------------------------------------------------------------------------------------------
      60,000  NYC GO                                                7.250      02/01/2007     02/01/2006 4           60,204
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                7.250      02/01/2007     02/01/2006 1            5,016
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYC GO                                                7.500      02/01/2007     02/01/2006 1           15,049
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYC GO                                                7.500      02/01/2009     02/01/2006 1           15,049
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYC GO                                                7.650      02/01/2007     02/01/2006 1           40,136
----------------------------------------------------------------------------------------------------------------------------
      45,000  NYC GO                                                7.750      08/15/2027     02/15/2006 1           45,234
----------------------------------------------------------------------------------------------------------------------------
     100,000  NYC GO DIAMONDS                                       0.000 11   02/01/2025     02/01/2006 1          101,223
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYC GO DIAMONDS                                       0.000 11   08/01/2025 7   08/01/2007 1           23,391
----------------------------------------------------------------------------------------------------------------------------
      90,000  NYC GO RIBS                                           8.524 12   08/29/2008     02/01/2006 1           90,331
----------------------------------------------------------------------------------------------------------------------------
     100,000  NYC GO RIBS                                           8.524 12   08/13/2009     08/01/2006 1          100,368
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYC GO RIBS                                           8.524 12   07/29/2010     02/01/2006 1           50,184
----------------------------------------------------------------------------------------------------------------------------
     100,000  NYC GO RIBS                                           8.622 12   08/22/2013     02/01/2006 1          100,376
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYC GO RIBS                                           8.622 12   08/27/2015     02/01/2006 1           50,178
----------------------------------------------------------------------------------------------------------------------------
     450,000  NYC GO RIBS                                           8.770 12   09/01/2011     02/01/2006 1          452,151
----------------------------------------------------------------------------------------------------------------------------
   7,250,000  NYC GO RITES 8                                        7.260 12   06/01/2023     06/01/2015 1        8,544,850
----------------------------------------------------------------------------------------------------------------------------
   4,410,000  NYC HDC                                               5.000      07/01/2025     07/01/2015 1        4,657,533
----------------------------------------------------------------------------------------------------------------------------
     105,000  NYC HDC (Barclay Avenue)                              5.750      04/01/2007     04/01/2007            107,067

                    33 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  4,610,000  NYC HDC (Multifamily Hsg.)                            5.250%     11/01/2030     05/01/2014 1   $    4,834,784
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYC HDC (Multifamily Hsg.)                            5.250      11/01/2031     11/01/2010 1           20,435
----------------------------------------------------------------------------------------------------------------------------
     900,000  NYC HDC (Multifamily Hsg.), Series A                  5.375      11/01/2023     05/01/2012 1          934,893
----------------------------------------------------------------------------------------------------------------------------
     450,000  NYC HDC (Multifamily Hsg.), Series A                  5.500      11/01/2009     05/01/2008 1          451,427
----------------------------------------------------------------------------------------------------------------------------
     845,000  NYC HDC (Multifamily Hsg.), Series A                  5.625      05/01/2012     05/01/2008 1          864,596
----------------------------------------------------------------------------------------------------------------------------
     655,000  NYC HDC (Multifamily Hsg.), Series D                  5.500      11/01/2019     11/01/2006 1          667,288
----------------------------------------------------------------------------------------------------------------------------
   1,200,000  NYC HDC (Multifamily Hsg.), Series E                  6.250      05/01/2036     11/01/2009 1        1,284,840
----------------------------------------------------------------------------------------------------------------------------
     185,000  NYC HDC, Series A                                     5.000      07/01/2010     07/01/2010 1          196,825
----------------------------------------------------------------------------------------------------------------------------
  27,700,000  NYC Health & Hospital Corp.                           5.250      02/15/2017 7   02/15/2010 1       28,769,497
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC Health & Hospital Corp.                           5.450      02/15/2026     02/15/2012 1           10,455
----------------------------------------------------------------------------------------------------------------------------
   3,000,000  NYC Health & Hospital Corp.
              (Health System)                                       5.250      02/15/2022     02/15/2013 1        3,240,000
----------------------------------------------------------------------------------------------------------------------------
     935,000  NYC IDA (Acme Architectural Products)                 5.875      11/01/2009     04/14/2008 2          904,968
----------------------------------------------------------------------------------------------------------------------------
  10,000,000  NYC IDA
              (Airis JFK I/JFK International Airport)               6.000      07/01/2015     07/01/2011 1       10,332,700
----------------------------------------------------------------------------------------------------------------------------
      75,000  NYC IDA
              (Anti-Defamation League Foundation)                   5.500      06/01/2022     06/01/2007 1           78,708
----------------------------------------------------------------------------------------------------------------------------
     360,000  NYC IDA (Atlantic Veal & Lamb)                        7.250      12/01/2008     12/07/2007 2          369,965
----------------------------------------------------------------------------------------------------------------------------
   4,245,000  NYC IDA (Beth Abraham Health Services)                6.000      02/15/2013     04/10/2010 2        4,448,336
----------------------------------------------------------------------------------------------------------------------------
     925,000  NYC IDA (Beth Abraham Health Services)                6.000      11/15/2013     12/28/2009 2          971,999
----------------------------------------------------------------------------------------------------------------------------
     445,000  NYC IDA (Beth Abraham Health Services)                6.000      11/15/2013     02/04/2010 2          467,610
----------------------------------------------------------------------------------------------------------------------------
      60,000  NYC IDA
              (Brooklyn Heights Montessori School)                  7.500      01/01/2007     01/01/2007             62,130
----------------------------------------------------------------------------------------------------------------------------
   6,290,000  NYC IDA (Calhoun School)                              6.250      12/01/2017     02/27/2013 2        6,306,920
----------------------------------------------------------------------------------------------------------------------------
     320,000  NYC IDA (Chardan Corp.)                               6.250      11/01/2008     11/30/2007 2          319,027
----------------------------------------------------------------------------------------------------------------------------
     235,000  NYC IDA (College of Aeronautics)                      5.500      05/01/2012     05/01/2010 1          244,572
----------------------------------------------------------------------------------------------------------------------------
     550,000  NYC IDA (College of Aeronautics)                      5.500      05/01/2013     05/01/2010 1          570,427
----------------------------------------------------------------------------------------------------------------------------
   1,240,000  NYC IDA (College of Mount St. Vincent)                7.000      05/01/2008     05/01/2006 1        1,247,018
----------------------------------------------------------------------------------------------------------------------------
     360,000  NYC IDA (College of New Rochelle)                     6.200      09/01/2010 7   03/01/2006 1          367,834
----------------------------------------------------------------------------------------------------------------------------
     500,000  NYC IDA (College of New Rochelle)                     6.300      09/01/2015 7   03/01/2006 1          510,725
----------------------------------------------------------------------------------------------------------------------------
     925,000  NYC IDA
              (Comprehensive Care Management)                       5.625      11/01/2015     11/01/2015            933,223
----------------------------------------------------------------------------------------------------------------------------
     695,000  NYC IDA
              (Comprehensive Care Management)                       5.625      11/01/2015     11/01/2015            701,179
----------------------------------------------------------------------------------------------------------------------------
     285,000  NYC IDA
              (Comprehensive Care Management)                       5.750      11/01/2008     10/30/2007 2          287,824
----------------------------------------------------------------------------------------------------------------------------
     110,000  NYC IDA
              (Comprehensive Care Management)                       5.750      11/01/2008     10/30/2007 2          111,077
----------------------------------------------------------------------------------------------------------------------------
   3,085,000  NYC IDA
              (Comprehensive Care Management)                       5.750      08/01/2018     07/04/2014 5        3,097,710
----------------------------------------------------------------------------------------------------------------------------
   3,090,000  NYC IDA
              (Comprehensive Care Management)                       5.750      11/01/2018     07/04/2014 5        3,102,731

                    34 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  3,240,000  NYC IDA
              (Comprehensive Care Management)                       5.750%     05/01/2019     08/03/2015 5   $    3,269,095
----------------------------------------------------------------------------------------------------------------------------
     115,000  NYC IDA
              (Comprehensive Care Management)                       7.250      12/01/2006     12/01/2006            117,131
----------------------------------------------------------------------------------------------------------------------------
     360,000  NYC IDA (Essie Cosmetics)                             5.500      11/01/2008     10/22/2007 2          360,680
----------------------------------------------------------------------------------------------------------------------------
     950,000  NYC IDA (Family Support Systems)                      6.500      11/01/2014     11/01/2006 1          955,225
----------------------------------------------------------------------------------------------------------------------------
     405,000  NYC IDA (Gabrielli Truck Sales)                       7.250      12/01/2007     04/19/2007 2          415,174
----------------------------------------------------------------------------------------------------------------------------
   1,105,000  NYC IDA (Global Country World Peace)                  6.250      11/01/2015     08/19/2012 2        1,104,160
----------------------------------------------------------------------------------------------------------------------------
   1,030,000  NYC IDA (Global Country World Peace)                  6.250      11/01/2025     08/20/2012 2        1,029,217
----------------------------------------------------------------------------------------------------------------------------
     500,000  NYC IDA (Independent Living Assoc.)                   6.200      07/01/2020     09/25/2014 5          500,815
----------------------------------------------------------------------------------------------------------------------------
  38,455,000  NYC IDA (Japan Airlines)                              6.000      11/01/2015     05/01/2006 1       39,638,260
----------------------------------------------------------------------------------------------------------------------------
     145,000  NYC IDA (Julia Gray)                                  6.500      11/01/2007     03/18/2007 2          145,851
----------------------------------------------------------------------------------------------------------------------------
     240,000  NYC IDA (Koenig Iron Works)                           7.375      12/01/2010     12/11/2008 2          248,443
----------------------------------------------------------------------------------------------------------------------------
   2,355,000  NYC IDA (Lycee Francais De New York)                  5.500      06/01/2013     12/01/2012 1        2,541,210
----------------------------------------------------------------------------------------------------------------------------
     730,000  NYC IDA (Lycee Francais De New York)                  5.500      06/01/2015     12/01/2012 1          781,334
----------------------------------------------------------------------------------------------------------------------------
   2,880,000  NYC IDA (Lycee Francais De New York)                  5.500      06/01/2016     12/01/2012 1        3,071,894
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  NYC IDA (Lycee Francais De New York)                  5.500      06/01/2017     12/01/2012 1        2,126,880
----------------------------------------------------------------------------------------------------------------------------
   3,210,000  NYC IDA (Lycee Francais De New York)                  5.500      06/01/2018     12/01/2012 1        3,409,694
----------------------------------------------------------------------------------------------------------------------------
     250,000  NYC IDA (Marymount School of NY)                      5.125      09/01/2021     09/01/2013 1          258,305
----------------------------------------------------------------------------------------------------------------------------
     355,000  NYC IDA (MediSys Health Network)                      5.750      03/15/2006     03/15/2006            354,510
----------------------------------------------------------------------------------------------------------------------------
   1,900,000  NYC IDA
              (Metropolitan College of New York)                    5.750      03/01/2020     12/14/2017 2        1,864,679
----------------------------------------------------------------------------------------------------------------------------
   4,585,000  NYC IDA (MMC Corp.)                                   5.125      11/01/2025     11/01/2010 1        4,733,141
----------------------------------------------------------------------------------------------------------------------------
   2,265,000  NYC IDA (MMC Corp.)                                   5.125      11/01/2035     11/01/2010 1        2,326,268
----------------------------------------------------------------------------------------------------------------------------
     240,000  NYC IDA (Morrisons Pastry)                            5.750      11/01/2009     04/16/2007 2          240,082
----------------------------------------------------------------------------------------------------------------------------
   4,095,000  NYC IDA (National Compressor Exchange)                6.250      11/01/2027     11/01/2007 4        4,149,996
----------------------------------------------------------------------------------------------------------------------------
   2,005,000  NYC IDA (Polytechnic University)                      5.750      11/01/2010     11/01/2010          2,031,366
----------------------------------------------------------------------------------------------------------------------------
     500,000  NYC IDA (Polytechnic University)                      5.750      11/01/2012     11/01/2012            503,180
----------------------------------------------------------------------------------------------------------------------------
   1,810,000  NYC IDA (Polytechnic Universtiy)                      5.250      11/01/2008     11/01/2008          1,812,932
----------------------------------------------------------------------------------------------------------------------------
     330,000  NYC IDA (Precision Gear)                              5.875      11/01/2009     04/17/2008 2          334,762
----------------------------------------------------------------------------------------------------------------------------
     275,000  NYC IDA (Precision Gear)                              5.875      11/01/2009     03/09/2008 2          277,588
----------------------------------------------------------------------------------------------------------------------------
      85,000  NYC IDA (Precision Gear)                              6.500      11/01/2008     11/04/2007 2           87,104
----------------------------------------------------------------------------------------------------------------------------
   1,200,000  NYC IDA (Reece School)                                6.500      12/01/2017     08/03/2015 2        1,207,416
----------------------------------------------------------------------------------------------------------------------------
     405,000  NYC IDA (Reece School)                                6.500      12/01/2017     08/03/2015 2          405,259
----------------------------------------------------------------------------------------------------------------------------
     145,000  NYC IDA (Rockefeller Foundation)                      5.375      07/01/2023     07/01/2006 1          145,800
----------------------------------------------------------------------------------------------------------------------------
   3,840,000  NYC IDA (Rosco, Inc.)                                 6.125      06/01/2022     06/01/2007 3        4,008,998
----------------------------------------------------------------------------------------------------------------------------
     985,000  NYC IDA (Showman Fabricators)                         7.125      11/01/2013     06/24/2010 2          990,260
----------------------------------------------------------------------------------------------------------------------------
     720,000  NYC IDA
              (Special Needs Facilities Pooled Program)             5.950      07/01/2008     06/26/2007 2          713,513
----------------------------------------------------------------------------------------------------------------------------
   5,855,000  NYC IDA (Terminal One Group Assoc.)                   5.500      01/01/2017     01/01/2016 1        6,256,712
----------------------------------------------------------------------------------------------------------------------------
   5,000,000  NYC IDA (Terminal One Group Assoc.)                   5.500      01/01/2018     01/01/2016 1        5,334,800

                    35 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  6,500,000  NYC IDA (Terminal One Group Assoc.)                   5.500%     01/01/2019     01/01/2016 1   $    6,972,875
----------------------------------------------------------------------------------------------------------------------------
   2,500,000  NYC IDA (Terminal One Group Assoc.)                   5.500      01/01/2020     01/01/2016 1        2,679,800
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  NYC IDA (Terminal One Group Assoc.)                   5.500      01/01/2021     01/01/2016 1        2,142,180
----------------------------------------------------------------------------------------------------------------------------
  20,500,000  NYC IDA (Terminal One Group Assoc.)                   5.500      01/01/2024     01/01/2016 1       21,906,505
----------------------------------------------------------------------------------------------------------------------------
     475,000  NYC IDA (Terminal One Group Assoc.)                   5.900      01/01/2006     01/01/2006            475,024
----------------------------------------------------------------------------------------------------------------------------
   2,080,000  NYC IDA (Terminal One Group Assoc.)                   6.000      01/01/2007     01/26/2006 1        2,082,974
----------------------------------------------------------------------------------------------------------------------------
      65,000  NYC IDA (Terminal One Group Assoc.)                   6.000      01/01/2008     01/26/2006 1           65,093
----------------------------------------------------------------------------------------------------------------------------
  59,395,000  NYC IDA (Terminal One Group Assoc.)                   6.000      01/01/2015 7   01/26/2006 1       59,479,935
----------------------------------------------------------------------------------------------------------------------------
  14,375,000  NYC IDA (Terminal One Group Assoc.)                   6.000      01/01/2019 7   01/26/2006 1       14,395,556
----------------------------------------------------------------------------------------------------------------------------
   2,855,000  NYC IDA (Terminal One Group Assoc.)                   6.100      01/01/2009     01/26/2006 1        2,859,283
----------------------------------------------------------------------------------------------------------------------------
  30,595,000  NYC IDA (Terminal One Group Assoc.)                   6.125      01/01/2024     01/26/2006 1       30,641,198
----------------------------------------------------------------------------------------------------------------------------
   2,040,000  NYC IDA (The Child School)                            7.000      06/01/2013     08/06/2010 2        2,155,729
----------------------------------------------------------------------------------------------------------------------------
     210,000  NYC IDA (Ulano)                                       6.250      11/01/2006     11/01/2006            209,664
----------------------------------------------------------------------------------------------------------------------------
     170,000  NYC IDA (United Nations School)                       6.100      12/01/2006     12/01/2006            173,533
----------------------------------------------------------------------------------------------------------------------------
     180,000  NYC IDA (United Nations School)                       6.150      12/01/2007     12/01/2007            185,726
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYC IDA (Urban Resource Institute)                    5.250      03/01/2023     03/01/2013 1        1,084,320
----------------------------------------------------------------------------------------------------------------------------
   1,285,000  NYC IDA (Urban Resource Institute)                    6.500      11/01/2013     08/20/2009 2        1,327,328
----------------------------------------------------------------------------------------------------------------------------
   4,900,000  NYC IDA (Visy Paper)                                  7.800      01/01/2016     01/01/2007 1        5,017,649
----------------------------------------------------------------------------------------------------------------------------
     915,000  NYC IDA (Vocational Instruction)                      7.250      02/01/2013     12/21/2009 2          898,292
----------------------------------------------------------------------------------------------------------------------------
     175,000  NYC IDA (World Casing Corp.)                          5.950      11/01/2007     05/07/2007 2          170,870
----------------------------------------------------------------------------------------------------------------------------
     500,000  NYC IDA (YMCA of Greater NY)                          5.250      08/01/2021     02/01/2011 1          518,815
----------------------------------------------------------------------------------------------------------------------------
   6,490,000  NYC IDA (YMCA of Greater NY)                          5.800      08/01/2016 7   01/01/2009 1        6,749,730
----------------------------------------------------------------------------------------------------------------------------
     600,000  NYC IDA (Zeluck, Inc.)                                6.250      11/01/2011     11/01/2007 1          610,566
----------------------------------------------------------------------------------------------------------------------------
  16,350,000  NYC IDA Special Facilities
              (JFK International Airport)                           8.000      08/01/2012     08/01/2012         17,103,245
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYC Municipal Water Finance Authority                 4.875      06/15/2021     06/15/2008 1           20,706
----------------------------------------------------------------------------------------------------------------------------
     230,000  NYC Municipal Water Finance Authority                 5.000      06/15/2021     06/15/2007 1          237,399
----------------------------------------------------------------------------------------------------------------------------
   5,000,000  NYC Municipal Water Finance Authority                 5.000      06/15/2022     06/15/2014 1        5,280,400
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC Municipal Water Finance Authority                 5.000      06/15/2027     06/15/2008 1           10,215
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYC Municipal Water Finance Authority                 5.000      06/15/2027     06/15/2008 1           25,869
----------------------------------------------------------------------------------------------------------------------------
  10,500,000  NYC Municipal Water Finance Authority                 5.000      06/15/2031     06/15/2015 1       10,987,095
----------------------------------------------------------------------------------------------------------------------------
  15,010,000  NYC Municipal Water Finance Authority                 5.000      06/15/2034     06/15/2013 1       15,538,502
----------------------------------------------------------------------------------------------------------------------------
      65,000  NYC Municipal Water Finance Authority                 5.125      06/15/2017 7   06/15/2007 1           67,295
----------------------------------------------------------------------------------------------------------------------------
     110,000  NYC Municipal Water Finance Authority                 5.125      06/15/2021     06/15/2007 1          113,813
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYC Municipal Water Finance Authority                 5.125      06/15/2021     06/15/2007 1           41,386
----------------------------------------------------------------------------------------------------------------------------
   3,025,000  NYC Municipal Water Finance Authority                 5.125      06/15/2021     06/15/2007 1        3,129,847
----------------------------------------------------------------------------------------------------------------------------
      55,000  NYC Municipal Water Finance Authority                 5.125      06/15/2021     06/15/2007 1           56,906
----------------------------------------------------------------------------------------------------------------------------
      55,000  NYC Municipal Water Finance Authority                 5.125      06/15/2022     06/15/2008 1           56,906
----------------------------------------------------------------------------------------------------------------------------
      65,000  NYC Municipal Water Finance Authority                 5.125      06/15/2030     06/15/2007 1           67,037
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  NYC Municipal Water Finance Authority                 5.125      06/15/2031     06/15/2011 1        2,078,880
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC Municipal Water Finance Authority                 5.200      06/15/2013     06/15/2007 1           10,354

                    36 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     25,000  NYC Municipal Water Finance Authority                 5.250%     06/15/2018     06/15/2007 1   $       25,934
----------------------------------------------------------------------------------------------------------------------------
     390,000  NYC Municipal Water Finance Authority                 5.375      06/15/2007     06/15/2006 1          390,698
----------------------------------------------------------------------------------------------------------------------------
   2,405,000  NYC Municipal Water Finance Authority                 5.500      06/15/2017     06/15/2007 1        2,453,894
----------------------------------------------------------------------------------------------------------------------------
   1,065,000  NYC Municipal Water Finance Authority                 5.500      06/15/2024     06/15/2006 1        1,085,949
----------------------------------------------------------------------------------------------------------------------------
      30,000  NYC Municipal Water Finance Authority                 5.500      06/15/2024     06/15/2006 1           30,598
----------------------------------------------------------------------------------------------------------------------------
   1,055,000  NYC Municipal Water Finance Authority                 5.500      06/15/2033     06/15/2010 1        1,134,167
----------------------------------------------------------------------------------------------------------------------------
     115,000  NYC Municipal Water Finance Authority                 5.625      06/15/2019     06/15/2006 1          117,386
----------------------------------------------------------------------------------------------------------------------------
   1,220,000  NYC Municipal Water Finance Authority                 5.625      06/15/2019 7   06/15/2006 1        1,245,486
----------------------------------------------------------------------------------------------------------------------------
     855,000  NYC Municipal Water Finance Authority                 5.750      06/15/2013 7   06/15/2006 1          894,458
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYC Municipal Water Finance Authority                 5.750      06/15/2013 7   06/15/2006 4           52,308
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYC Transitional Finance Authority                    5.000      05/01/2026 7   05/01/2008 1           15,722
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYC Transitional Finance Authority                    5.000      05/01/2026 7   05/01/2008 1           51,259
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYC Transitional Finance Authority                    5.500      11/01/2024     05/01/2010 1           27,334
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYC Transitional Finance Authority                    5.500      05/01/2025     05/01/2009 1           21,550
----------------------------------------------------------------------------------------------------------------------------
   4,100,000  NYC Transitional Finance Authority,
              Series B                                              5.000      11/01/2027     11/01/2012 1        4,274,373
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  NYC Transitional Finance Authority,
              Series E                                              5.000      02/01/2026     02/01/2013 1        2,089,020
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC Trust for Cultural Resources
              (American Museum of Natural History)                  5.250      07/01/2019     07/01/2009 1           10,680
----------------------------------------------------------------------------------------------------------------------------
   4,945,000  NYC Trust for Cultural Resources
              (American Museum of Natural History)                  5.650      04/01/2022     04/01/2007 1        5,137,707
----------------------------------------------------------------------------------------------------------------------------
  10,250,000  NYC Trust for Cultural Resources
              (American Museum of Natural History)                  5.650      04/01/2027 7   04/01/2007 1       10,621,255
----------------------------------------------------------------------------------------------------------------------------
     750,000  NYC Trust for Cultural Resources
              (Museum of American Folk Art)                         6.000      07/01/2022 7   07/01/2010 1          810,443
----------------------------------------------------------------------------------------------------------------------------
   2,465,000  NYC Trust for Cultural Resources
              (Museum of American Folk Art)                         6.125      07/01/2030 7   07/01/2010 1        2,672,479
----------------------------------------------------------------------------------------------------------------------------
     570,000  NYC Trust for Cultural Resources
              (Museum of Modern Art)                                5.500      01/01/2016     01/01/2007 1          594,083
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYC Trust for Cultural Resources
              (Museum of Modern Art)                                5.500      01/01/2021     01/01/2007 1           10,411
----------------------------------------------------------------------------------------------------------------------------
   1,250,000  NYC Trust for Cultural Resources
              (New York Botanical Garden)                           5.750      07/01/2016     07/01/2006 1        1,278,550
----------------------------------------------------------------------------------------------------------------------------
  10,510,000  NYC Trust for Cultural Resources
              (New York Botanical Garden)                           5.800      07/01/2026     07/01/2006 1       10,807,748
----------------------------------------------------------------------------------------------------------------------------
      45,000  NYS DA (Albany Memorial Hospital)                     5.500      07/01/2010 7   07/01/2006 1           45,959
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS DA (Amsterdam Memorial Hospital)                  6.000      08/01/2016     08/01/2006 1           20,721
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS DA (Amsterdam Memorial Hospital)                  6.000      08/01/2025     08/01/2006 1           25,849
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS DA (Audit & Control)                              5.500      04/01/2023     04/01/2009 1           26,763
----------------------------------------------------------------------------------------------------------------------------
     250,000  NYS DA (Augustana Lutheran Home)                      5.500      02/01/2041 7   02/01/2012 1          265,970
----------------------------------------------------------------------------------------------------------------------------
   4,625,000  NYS DA (Barnard College)                              5.250      07/01/2026     07/01/2007 1        4,789,465

                    37 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     65,000  NYS DA
              (Bishop Henry B. Hucles Nursing Home)                 5.625%     07/01/2018 7   07/01/2006 1   $       66,866
----------------------------------------------------------------------------------------------------------------------------
     170,000  NYS DA
              (Bishop Henry B. Hucles Nursing Home)                 6.000      07/01/2024     07/01/2006 1          175,280
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS DA (Brookdale Hospital)                           5.300      02/15/2017     02/15/2008 1           15,579
----------------------------------------------------------------------------------------------------------------------------
      60,000  NYS DA (Brooklyn Hospital Center)                     5.100      02/01/2019     02/01/2009 1           63,122
----------------------------------------------------------------------------------------------------------------------------
   1,300,000  NYS DA (Canisius College)                             5.000      07/01/2022     07/01/2015 1        1,375,049
----------------------------------------------------------------------------------------------------------------------------
   1,120,000  NYS DA (Catskill Regional Medical Center)             5.250      02/15/2023     02/15/2015 1        1,213,184
----------------------------------------------------------------------------------------------------------------------------
      65,000  NYS DA (Champlain Valley Physicians)                  5.000      07/01/2017     07/01/2007 1           66,944
----------------------------------------------------------------------------------------------------------------------------
   1,350,000  NYS DA (Chapel Oaks)                                  5.375      07/01/2017 7   07/01/2008 1        1,432,728
----------------------------------------------------------------------------------------------------------------------------
     960,000  NYS DA (City University)                              5.000      07/01/2017     07/01/2008 1          987,523
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYS DA (City University)                              5.000      07/01/2026     07/01/2008 1           41,650
----------------------------------------------------------------------------------------------------------------------------
      60,000  NYS DA (City University)                              5.250      07/01/2012     07/01/2008 1           62,582
----------------------------------------------------------------------------------------------------------------------------
     100,000  NYS DA (City University)                              5.250      07/01/2025     07/01/2008 1          105,744
----------------------------------------------------------------------------------------------------------------------------
      75,000  NYS DA (City University)                              5.500      07/01/2024     07/01/2006 1           77,322
----------------------------------------------------------------------------------------------------------------------------
     550,000  NYS DA (City University)                              6.000      07/01/2010     07/01/2006 1          568,205
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYS DA (College of Saint Rose)                        6.000      07/01/2011 7   07/01/2006 1            5,011
----------------------------------------------------------------------------------------------------------------------------
     170,000  NYS DA (Cooper Union
              for Advancement of Science & Art)                     5.375      07/01/2020     07/01/2006 1          175,115
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS DA (Cooper Union
              for Advancement of Science & Art)                     6.250      07/01/2029     07/01/2009 1           27,404
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS DA (Cornell University)                           5.400      07/01/2013     07/01/2006 1           25,761
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYS DA (Cornell University)                           5.400      07/01/2014     07/01/2006 1        1,033,650
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS DA (Culinary Institute of America)                5.000      07/01/2022     07/01/2009 1           21,094
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYS DA (Dept. of Education)                           5.650      07/01/2014     07/01/2007 1           10,432
----------------------------------------------------------------------------------------------------------------------------
     175,000  NYS DA (Dept. of Education)                           5.750      07/01/2011     07/01/2006 1          180,612
----------------------------------------------------------------------------------------------------------------------------
   1,305,000  NYS DA (Dept. of Education)                           5.750      07/01/2021     07/01/2006 1        1,347,687
----------------------------------------------------------------------------------------------------------------------------
     350,000  NYS DA (Dept. of Health)                              5.000      07/01/2021     07/01/2014 1          367,423
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYS DA (Dept. of Health)                              5.000      07/01/2024     07/01/2008 1           10,241
----------------------------------------------------------------------------------------------------------------------------
     880,000  NYS DA (Dept. of Health)                              5.250      07/01/2023     07/01/2014 1          946,475
----------------------------------------------------------------------------------------------------------------------------
   4,620,000  NYS DA (Dept. of Health)                              5.250      07/01/2024     07/01/2015 1        5,008,172
----------------------------------------------------------------------------------------------------------------------------
     820,000  NYS DA (Dept. of Health)                              5.500      07/01/2021     07/01/2007 1          852,054
----------------------------------------------------------------------------------------------------------------------------
     280,000  NYS DA (Dept. of Health)                              5.750      07/01/2017 7   07/01/2006 1          288,966
----------------------------------------------------------------------------------------------------------------------------
      30,000  NYS DA (Dept. of Health)                              5.750      07/01/2017     07/01/2006 1           30,961
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYS DA (Eger Health Care
              Center & Rehabilitation Center)                       5.100      02/01/2028     02/01/2010 1           52,031
----------------------------------------------------------------------------------------------------------------------------
   2,525,000  NYS DA (Ellis Hospital)                               5.050      08/15/2024     08/15/2014 1        2,638,474
----------------------------------------------------------------------------------------------------------------------------
     155,000  NYS DA (Ellis Hospital)                               5.500      08/01/2015     08/01/2007 1          155,457
----------------------------------------------------------------------------------------------------------------------------
     115,000  NYS DA (Ellis Hospital)                               5.600      08/01/2025     02/01/2006 1          117,499
----------------------------------------------------------------------------------------------------------------------------
     125,000  NYS DA (Ellis Hospital)                               5.625      08/01/2035 7   08/01/2007 1          127,713
----------------------------------------------------------------------------------------------------------------------------
      80,000  NYS DA (Episcopal Health)                             5.900      08/01/2020 7   02/01/2006 1           80,119

                    38 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    340,000  NYS DA (Fairport Baptist Homes)                       6.000%     02/01/2037     02/01/2007 1   $      354,742
----------------------------------------------------------------------------------------------------------------------------
     150,000  NYS DA
              (FNHC/KR/MMWNHC Obligated Group)                      5.500      07/01/2010 7   07/01/2007 1          153,222
----------------------------------------------------------------------------------------------------------------------------
     405,000  NYS DA
              (FNHC/KR/MMWNHC Obligated Group)                      5.750      07/01/2017     07/01/2006 1          413,740
----------------------------------------------------------------------------------------------------------------------------
      30,000  NYS DA (Fordham University)                           5.000      07/01/2028     07/01/2008 1           31,161
----------------------------------------------------------------------------------------------------------------------------
   3,835,000  NYS DA (Frances Schervier Home
              & Hospital Obligated Group)                           5.500      07/01/2017 7   07/01/2007 1        4,015,667
----------------------------------------------------------------------------------------------------------------------------
  10,055,000  NYS DA (Frances Schervier Home
              & Hospital Obligated Group)                           5.500      07/01/2027 7   07/01/2007 1       10,552,220
----------------------------------------------------------------------------------------------------------------------------
      90,000  NYS DA (Frances Schervier Home
              & Hospital Obligated Group)                           5.500      07/01/2027 7   07/01/2007 1           94,179
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYS DA (German Masonic Home)                          5.950      08/01/2026 7   08/01/2008 1           51,546
----------------------------------------------------------------------------------------------------------------------------
      75,000  NYS DA (German Masonic Home)                          6.000      08/01/2036     08/01/2006 1           77,446
----------------------------------------------------------------------------------------------------------------------------
     270,000  NYS DA
              (Grace Manor Health Care Facility)                    6.150      07/01/2018     07/01/2006 1          279,096
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS DA (Hamilton College)                             5.125      07/01/2016     07/01/2009 1           15,943
----------------------------------------------------------------------------------------------------------------------------
   2,075,000  NYS DA
              (Highland Community Devel. Corp.)                     5.500      07/01/2023     07/16/2008 3        2,105,171
----------------------------------------------------------------------------------------------------------------------------
     125,000  NYS DA (Hospital for Special Surgery)                 5.000      02/01/2028     02/01/2008 1          129,260
----------------------------------------------------------------------------------------------------------------------------
      75,000  NYS DA (Hospital Special Surgery)                     5.000      02/01/2018     02/01/2008 1           77,932
----------------------------------------------------------------------------------------------------------------------------
   2,255,000  NYS DA (Hunts Point Multi-Service Center)             5.625      07/01/2022     01/01/2008 1        2,391,698
----------------------------------------------------------------------------------------------------------------------------
     100,000  NYS DA (Ideal Senior Living Center)                   5.900      08/01/2026     08/01/2006 1          102,336
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYS DA (Interfaith Medical Center)                    5.300      02/15/2019     02/15/2008 1           51,884
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS DA (Interfaith Medical Center)                    5.400      02/15/2028     02/15/2008 1           21,007
----------------------------------------------------------------------------------------------------------------------------
     115,000  NYS DA
              (John T. Mather Memorial Hospital)                    5.375      07/01/2019     07/01/2008 1          118,264
----------------------------------------------------------------------------------------------------------------------------
   1,585,000  NYS DA
              (John T. Mather Memorial Hospital)                    5.750      07/01/2025     07/01/2006 1        1,634,531
----------------------------------------------------------------------------------------------------------------------------
   3,910,000  NYS DA (Kaleida Health)                               5.050      02/15/2025     02/15/2014 1        4,090,838
----------------------------------------------------------------------------------------------------------------------------
   1,020,000  NYS DA (L.I. University)                              5.125      09/01/2010     09/01/2010          1,084,811
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYS DA (L.I. University)                              5.250      09/01/2011     09/01/2009 1        1,064,040
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYS DA (L.I. University)                              5.500      09/01/2020     09/01/2006 1        1,032,910
----------------------------------------------------------------------------------------------------------------------------
   6,375,000  NYS DA (L.I. University)                              5.500      09/01/2026     09/01/2006 1        6,588,180
----------------------------------------------------------------------------------------------------------------------------
     215,000  NYS DA (Lakeside Home)                                6.000      02/01/2037     02/01/2007 1          224,301
----------------------------------------------------------------------------------------------------------------------------
     725,000  NYS DA (Le Moyne College)                             5.000      07/01/2018     07/01/2006 1          731,039
----------------------------------------------------------------------------------------------------------------------------
   1,100,000  NYS DA (Leake & Watts Services)                       5.000      07/01/2023     07/01/2014 1        1,155,550
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYS DA
              (Lenox Hill Hospital Obligated Group)                 5.750      07/01/2016     07/01/2012 1           10,300
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  NYS DA
              (Lenox Hill Hospital Obligated Group)                 5.750      07/01/2017     07/01/2012 1        2,052,280
----------------------------------------------------------------------------------------------------------------------------
     410,000  NYS DA (Long Beach Medical Center)                    5.550      08/01/2015     02/01/2007 1          413,977

                    39 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    545,000  NYS DA (Long Beach Medical Center)                    5.625%     08/01/2022     02/01/2006 1   $      556,865
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS DA (March of Dimes)                               5.600      07/01/2012     07/01/2006 1           15,029
----------------------------------------------------------------------------------------------------------------------------
   3,235,000  NYS DA (Master BOCES Program)                         5.000      08/15/2023     08/15/2014 1        3,414,478
----------------------------------------------------------------------------------------------------------------------------
     615,000  NYS DA (Master BOCES Program)                         5.250      08/15/2023     08/15/2013 1          670,122
----------------------------------------------------------------------------------------------------------------------------
     125,000  NYS DA (Menorah Campus)                               6.100      02/01/2037     02/01/2007 1          130,771
----------------------------------------------------------------------------------------------------------------------------
     360,000  NYS DA (Mental Health Services Facilities)            5.000      02/15/2023     08/15/2008 1          376,798
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  NYS DA (Mental Health Services Facilities)            5.000      02/15/2025     02/15/2015 1        2,108,520
----------------------------------------------------------------------------------------------------------------------------
     170,000  NYS DA (Mental Health Services Facilities)            5.000      02/15/2029     02/15/2009 1          174,599
----------------------------------------------------------------------------------------------------------------------------
     260,000  NYS DA (Mental Health Services Facilities)            5.250      02/15/2018     02/15/2007 1          270,587
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS DA (Mental Health Services Facilities)            5.375      02/15/2026     02/15/2006 1           25,551
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS DA (Mental Health Services Facilities)            5.500      08/15/2017     02/15/2007 1           26,003
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYS DA (Mental Health Services Facilities)            5.625      02/15/2021     02/15/2007 1           41,806
----------------------------------------------------------------------------------------------------------------------------
      65,000  NYS DA (Mental Health Services Facilities)            5.625      02/15/2021     02/15/2007 1           67,710
----------------------------------------------------------------------------------------------------------------------------
     450,000  NYS DA (Mental Health Services Facilities)            5.750      08/15/2011     02/15/2007 4          469,350
----------------------------------------------------------------------------------------------------------------------------
     120,000  NYS DA (Mental Health Services Facilities)            5.750      08/15/2012     02/15/2007 1          125,228
----------------------------------------------------------------------------------------------------------------------------
      95,000  NYS DA (Mental Health Services Facilities)            5.750      02/15/2027     02/15/2007 1           99,464
----------------------------------------------------------------------------------------------------------------------------
     225,000  NYS DA (Mental Health)                                5.250      02/15/2023     02/15/2014 1          240,550
----------------------------------------------------------------------------------------------------------------------------
     285,000  NYS DA (Mental Health)                                5.250      08/15/2024     08/15/2009 1          303,440
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS DA (Mental Health)                                5.750      08/15/2012     02/15/2007 1           20,871
----------------------------------------------------------------------------------------------------------------------------
     675,000  NYS DA (Millard Fillmore Hospital)                    5.375      02/01/2017     02/01/2006 1          703,013
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYS DA (Millard Fillmore Hospital)                    5.375      02/01/2032     02/01/2006 1           41,658
----------------------------------------------------------------------------------------------------------------------------
   5,360,000  NYS DA
              (Miriam Osborn Memorial Home Assoc.)                  6.875      07/01/2019 7   07/01/2010 1        6,016,278
----------------------------------------------------------------------------------------------------------------------------
   5,000,000  NYS DA (Montefiore Medical Center)                    5.000      08/01/2023     02/01/2015 1        5,289,700
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYS DA (Montefiore Medical Center)                    5.250      08/01/2019     08/01/2010 1           41,618
----------------------------------------------------------------------------------------------------------------------------
     350,000  NYS DA (Montefiore Medical Center)                    5.500      08/01/2038     08/01/2009 1          373,426
----------------------------------------------------------------------------------------------------------------------------
      55,000  NYS DA (Mount Sinai School of Medicine)               5.000      07/01/2015     07/01/2006 1           55,283
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYS DA (Mount Sinai School of Medicine)               5.000      07/01/2016     07/01/2006 1           50,227
----------------------------------------------------------------------------------------------------------------------------
     800,000  NYS DA (Mount Sinai School of Medicine)               5.000      07/01/2021     07/01/2006 1          806,408
----------------------------------------------------------------------------------------------------------------------------
   6,500,000  NYS DA (MSH/NYU Hospital
              Center/HJDOI Obligated Group)                         6.500      07/01/2017     07/01/2010 1        6,995,235
----------------------------------------------------------------------------------------------------------------------------
   1,750,000  NYS DA (MSH/NYU Hospital
              Center/HJDOI Obligated Group)                         6.750      07/01/2020     07/01/2010 1        1,898,260
----------------------------------------------------------------------------------------------------------------------------
   5,770,000  NYS DA (MSH/NYU Hospital
              Center/HJDOI Obligated Group) RITES 8                 7.718 12   07/01/2015     07/01/2010 1        6,683,218
----------------------------------------------------------------------------------------------------------------------------
   5,665,000  NYS DA (MSH/NYU Hospital
              Center/HJDOI Obligated Group) RITES 8                 7.718 12   07/01/2016     07/01/2010 1        6,561,600
----------------------------------------------------------------------------------------------------------------------------
   1,750,000  NYS DA (Mt. Sinai/NYU Health)                         5.500      07/01/2026     07/01/2008 1        1,772,593
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS DA (Municipal Health Facilities)                  5.500      05/15/2016     05/15/2006 1           20,568
----------------------------------------------------------------------------------------------------------------------------
     320,000  NYS DA (Municipal Health Facilities)                  5.500      05/15/2024     05/15/2006 1          328,934

                    40 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     15,000  NYS DA (Niagara Lutheran Devel.)                      5.450%     08/01/2017     08/01/2007 1   $       15,778
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYS DA
              (NIH/WUH/SNCH Obligated Group)                        6.000      07/01/2024     07/01/2009 1           43,652
----------------------------------------------------------------------------------------------------------------------------
   4,200,000  NYS DA (North General Hospital)                       5.750      02/15/2019     02/15/2013 1        4,644,696
----------------------------------------------------------------------------------------------------------------------------
   3,750,000  NYS DA (North General Hospital)                       5.750      02/15/2020     02/15/2013 1        4,151,963
----------------------------------------------------------------------------------------------------------------------------
  19,000,000  NYS DA (North Shore University Hospital)              5.200      11/01/2017     11/01/2008 1       20,049,370
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYS DA (Northeast Parent & Child)                     5.500      07/01/2018     07/01/2009 1           43,018
----------------------------------------------------------------------------------------------------------------------------
      30,000  NYS DA (NY Downtown Hospital)                         5.300      02/15/2020     02/15/2008 1           31,129
----------------------------------------------------------------------------------------------------------------------------
   1,385,000  NYS DA (NY Hospital Medical Center)                   5.550      08/15/2029 7   08/15/2009 1        1,484,942
----------------------------------------------------------------------------------------------------------------------------
   1,045,000  NYS DA (Nyack Hospital)                               6.000      07/01/2006     06/30/2006 2        1,044,645
----------------------------------------------------------------------------------------------------------------------------
   2,325,000  NYS DA (Nyack Hospital)                               6.250      07/01/2013     05/10/2009 2        2,296,868
----------------------------------------------------------------------------------------------------------------------------
      45,000  NYS DA (Our Lady of
              Consolation Geriatric Care Center)                    5.900      08/01/2020     02/01/2006 1           45,968
----------------------------------------------------------------------------------------------------------------------------
     270,000  NYS DA (Our Lady of
              Consolation Geriatric Care Center)                    6.050      08/01/2035     02/01/2006 1          275,897
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  NYS DA (Park Ridge Hsg.)                              6.375      08/01/2020 7   08/01/2010 1        2,161,840
----------------------------------------------------------------------------------------------------------------------------
   1,595,000  NYS DA (Park Ridge Hsg.)                              6.500      08/01/2025 7   08/01/2010 1        1,722,967
----------------------------------------------------------------------------------------------------------------------------
     100,000  NYS DA (Pratt Institute)                              6.000      07/01/2024     07/01/2010 1          109,129
----------------------------------------------------------------------------------------------------------------------------
   3,680,000  NYS DA (Providence Rest)                              5.000      07/01/2021     07/01/2015 1        3,845,600
----------------------------------------------------------------------------------------------------------------------------
   1,250,000  NYS DA (Providence Rest)                              5.125      07/01/2030     07/01/2015 1        1,295,675
----------------------------------------------------------------------------------------------------------------------------
      95,000  NYS DA (Resurrection Rest
              Home Castleton on Hudson, NY)                         6.050      08/01/2035 7   02/01/2006 1           97,075
----------------------------------------------------------------------------------------------------------------------------
   8,330,000  NYS DA (Rochester General Hospital)                   5.000      12/01/2025     12/01/2015 1        8,693,938
----------------------------------------------------------------------------------------------------------------------------
   4,900,000  NYS DA (Rochester Institute of Technology)            5.250      07/01/2022     07/01/2007 1        5,085,269
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYS DA (Rochester Institute of Technology)            5.250      07/01/2025     07/01/2012 1           53,371
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS DA (Rockefeller University)                       5.000      07/01/2028     07/01/2008 1           20,774
----------------------------------------------------------------------------------------------------------------------------
   5,100,000  NYS DA
              (Ryan-Clinton Community Health Center)                6.100      07/01/2019 7   01/01/2010 1        5,596,536
----------------------------------------------------------------------------------------------------------------------------
   5,000,000  NYS DA (School District Financing)                    5.750      10/01/2022 7   10/01/2012 1        5,569,300
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS DA
              (SCSMC/SV/CHSLI Obligated Group)                      5.750      07/01/2020     07/01/2010 1           15,864
----------------------------------------------------------------------------------------------------------------------------
  15,000,000  NYS DA
              (SCSMC/SV/CHSLI Obligated Group)                      6.500      07/01/2020 7   07/01/2010 1       16,452,000
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS DA (Service Contract)                             5.250      07/01/2019     07/01/2007 1           25,748
----------------------------------------------------------------------------------------------------------------------------
  15,480,000  NYS DA (SFH/GSHMC/MMC/SCHRC
              Obligated Group)                                      5.000      07/01/2021     07/01/2014 1       15,928,146
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYS DA (Siena College)                                5.700      07/01/2017     07/01/2007 1        1,055,590
----------------------------------------------------------------------------------------------------------------------------
   5,925,000  NYS DA (Siena College)                                5.750      07/01/2026     07/01/2007 1        6,247,616
----------------------------------------------------------------------------------------------------------------------------
      35,000  NYS DA (Skidmore College)                             5.000      07/01/2028     07/01/2008 1           36,355
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYS DA (Special Act School Districts)                 5.700      07/01/2010     07/01/2006 1            5,110
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYS DA (Special Act School Districts)                 5.750      07/01/2011     07/01/2006 1           10,220
----------------------------------------------------------------------------------------------------------------------------
     320,000  NYS DA (Special Act School Districts)                 5.875      07/01/2013     07/01/2006 1          327,062

                    41 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     15,000  NYS DA (Special Act School Districts)                 6.000%     07/01/2016     07/01/2006 1   $       15,335
----------------------------------------------------------------------------------------------------------------------------
     460,000  NYS DA (Special Act School Districts)                 6.000      07/01/2019     07/01/2006 1          470,235
----------------------------------------------------------------------------------------------------------------------------
     100,000  NYS DA (St. Barnabas Hospital)                        5.450      08/01/2035     08/01/2007 1          104,007
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYS DA (St. Charles Hospital
              and Rehabilitation Center)                            5.500      07/01/2022     07/01/2009 1           42,888
----------------------------------------------------------------------------------------------------------------------------
     100,000  NYS DA (St. Francis Hospital)                         5.500      07/01/2029     07/01/2009 1          106,742
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS DA (St. John's Health Care Corp.)                 6.250      02/01/2036     02/01/2006 1           25,553
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS DA (St. John's University)                        5.250      07/01/2018     07/01/2008 1           21,077
----------------------------------------------------------------------------------------------------------------------------
     895,000  NYS DA (St. John's University)                        5.250      07/01/2025     07/01/2008 1          939,329
----------------------------------------------------------------------------------------------------------------------------
   2,880,000  NYS DA (St. John's University)                        5.600      07/01/2016     07/01/2006 1        2,972,563
----------------------------------------------------------------------------------------------------------------------------
   5,005,000  NYS DA
              (St. Joseph's Hospital Health Center)                 5.250      07/01/2018 7   07/01/2007 1        5,242,237
----------------------------------------------------------------------------------------------------------------------------
 101,000,000  NYS DA (St. Lukes Roosevelt Hospital)                 4.800      08/15/2025     08/15/2015 1      103,459,350
----------------------------------------------------------------------------------------------------------------------------
   2,005,000  NYS DA (St. Vincent DePaul Residence)                 5.300      07/01/2018 7   07/01/2009 1        2,095,907
----------------------------------------------------------------------------------------------------------------------------
     235,000  NYS DA
              (St. Vincent's Hospital & Medical Center)             5.750      08/01/2015 7   08/01/2007 1          244,231
----------------------------------------------------------------------------------------------------------------------------
      35,000  NYS DA
              (St. Vincent's Hospital & Medical Center)             5.800      08/01/2025     08/01/2006 1           36,773
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYS DA
              (St. Vincent's Hospital & Medical Center)             5.800      08/01/2025     02/01/2006 1           51,099
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYS DA
              (St. Vincent's Hospital & Medical Center)             7.375      08/01/2011     02/01/2006 1           10,072
----------------------------------------------------------------------------------------------------------------------------
   2,440,000  NYS DA
              (St. Vincent's Hospital & Medical Center)             7.400      08/01/2030 7   02/01/2006 1        2,455,055
----------------------------------------------------------------------------------------------------------------------------
      80,000  NYS DA (State University Athletic Facilities)         5.250      07/01/2018     07/01/2008 1           84,307
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYS DA
              (State University Educational Facilities)             3.150 13   05/15/2007     05/15/2007             47,664
----------------------------------------------------------------------------------------------------------------------------
   3,535,000  NYS DA
              (State University Educational Facilities)             5.125      05/15/2021     05/15/2008 1        3,676,435
----------------------------------------------------------------------------------------------------------------------------
   3,000,000  NYS DA
              (State University Educational Facilities)             5.125      05/15/2021     05/01/2008 1        3,141,870
----------------------------------------------------------------------------------------------------------------------------
   9,700,000  NYS DA
              (State University Educational Facilities)             5.375      05/15/2011     05/15/2008 1       10,163,272
----------------------------------------------------------------------------------------------------------------------------
   3,750,000  NYS DA
              (State University Educational Facilities)             6.000      05/15/2016     05/15/2010 1        4,169,775
----------------------------------------------------------------------------------------------------------------------------
     345,000  NYS DA (Suffern Free Library Association)             5.000      07/01/2020     07/01/2008 1          362,450
----------------------------------------------------------------------------------------------------------------------------
     155,000  NYS DA (Suffolk County Judicial Facilities)           9.250      04/15/2006     04/15/2006            157,537
----------------------------------------------------------------------------------------------------------------------------
   3,585,000  NYS DA (Teresian House)                               5.250      07/01/2017     07/01/2006 1        3,713,809
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYS DA (The Highlands Living)                         6.600      02/01/2034     02/01/2006 1            5,097
----------------------------------------------------------------------------------------------------------------------------
   3,860,000  NYS DA (The Rosalind & Joseph Gurwin
              Jewish Geriatric Center of Long Island)               5.400      02/01/2015     02/01/2007 1        4,019,495
----------------------------------------------------------------------------------------------------------------------------
      45,000  NYS DA (The Rosalind & Joseph Gurwin
              Jewish Geriatric Center of Long Island)               5.700      02/01/2037     02/01/2007 1           46,985

                    42 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  2,090,000  NYS DA (United Cerebral Palsy Assoc.
              of Nassau County)                                     5.500%     07/01/2024     08/01/2006 1   $    2,154,706
----------------------------------------------------------------------------------------------------------------------------
   1,250,000  NYS DA (United Cerebral Palsy Assoc.
              of NYC)                                               5.750      07/01/2018 7   07/01/2012 1        1,401,750
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS DA (United Health Services)                       5.500      08/01/2017     02/01/2010 1           20,095
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS DA (University of Rochester)                      5.000      07/01/2027     07/01/2008 1           15,581
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS DA (Upstate Community College)                    5.000      07/01/2028     07/01/2009 1           20,620
----------------------------------------------------------------------------------------------------------------------------
   1,905,000  NYS DA (Upstate Community Colleges)                   5.125      07/01/2021     07/01/2014 1        2,018,024
----------------------------------------------------------------------------------------------------------------------------
   1,165,000  NYS DA (Upstate Community Colleges)                   5.125      07/01/2022     07/01/2014 1        1,232,419
----------------------------------------------------------------------------------------------------------------------------
      35,000  NYS DA (Upstate Community Colleges)                   5.875      07/01/2016 7   07/01/2007 1           37,017
----------------------------------------------------------------------------------------------------------------------------
     195,000  NYS DA (Vassar College)                               5.000      07/01/2025     07/01/2007 1          200,064
----------------------------------------------------------------------------------------------------------------------------
      45,000  NYS DA (W.K. Nursing Home)                            6.125      02/01/2036     08/01/2006 1           46,557
----------------------------------------------------------------------------------------------------------------------------
     665,000  NYS DA (Wesley Gardens)                               6.125      08/01/2035     08/01/2006 1          687,384
----------------------------------------------------------------------------------------------------------------------------
     500,000  NYS DA (Willow Towers)                                5.250      02/01/2022     08/01/2012 1          535,655
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYS DA (Wyckoff Heights Medical Center)               5.200      02/15/2014     02/15/2008 1        1,046,750
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS DA (Wyckoff Heights Medical Center)               5.300      08/15/2021     02/15/2008 1           21,034
----------------------------------------------------------------------------------------------------------------------------
   5,680,000  NYS DA ROLs 8                                         4.588 12   07/01/2016     07/01/2015 1        5,791,328
----------------------------------------------------------------------------------------------------------------------------
   2,230,000  NYS DA Service Contract (CCFDP)                       5.375      04/01/2020     04/01/2012 1        2,379,566
----------------------------------------------------------------------------------------------------------------------------
   2,350,000  NYS DA Service Contract (CCFDP)                       5.375      04/01/2021     04/01/2012 1        2,504,959
----------------------------------------------------------------------------------------------------------------------------
     140,000  NYS DA, Series B                                      5.500      08/15/2017     02/15/2007 1          146,084
----------------------------------------------------------------------------------------------------------------------------
     275,000  NYS DA, Series B                                      5.625      02/15/2021     02/15/2007 1          287,438
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS EFC                                               5.600      09/15/2013     03/15/2006 1           15,029
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS EFC (Clean Water
              & Drinking Revolving Funds)                           5.000      06/15/2019     06/15/2008 1           15,698
----------------------------------------------------------------------------------------------------------------------------
   3,185,000  NYS EFC (Clean Water
              & Drinking Revolving Funds)                           5.000      06/15/2019     06/15/2008 1        3,337,721
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYS EFC (Consolidated Water Company)                  7.150      11/01/2014 7   05/01/2006 1           50,225
----------------------------------------------------------------------------------------------------------------------------
     300,000  NYS EFC (L.I. Water Corp.)                            5.250      08/01/2027     08/01/2006 1          302,373
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYS EFC (NYC Municipal Water
              Finance Authority)                                    5.875      06/15/2014     06/15/2006 1           10,659
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS EFC (NYS Water Services)                          5.700      07/15/2012     07/15/2006 1           25,549
----------------------------------------------------------------------------------------------------------------------------
     135,000  NYS EFC (NYS Water Services)                          6.500      03/15/2007     03/15/2006 1          138,158
----------------------------------------------------------------------------------------------------------------------------
   2,670,000  NYS EFC (NYS Water Services)                          6.875      06/15/2010 7   06/15/2006 1        2,694,270
----------------------------------------------------------------------------------------------------------------------------
   1,705,000  NYS EFC (NYS Water Services)                          6.875      06/15/2014 7   06/15/2006 1        1,722,834
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS EFC (NYS Water Services)                          7.200      03/15/2011 7   03/15/2006 1           20,136
----------------------------------------------------------------------------------------------------------------------------
     640,000  NYS EFC (NYS Water Services)                          7.250      06/15/2010 7   06/15/2006 1          642,106
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS EFC (NYS Water Services)                          7.500      03/15/2011 7   03/15/2006 1           15,052
----------------------------------------------------------------------------------------------------------------------------
   1,180,000  NYS EFC (NYS Water Services)                          7.500      06/15/2012 7   06/15/2006 1        1,253,715
----------------------------------------------------------------------------------------------------------------------------
      35,000  NYS EFC (NYS Water Services)                          7.500      06/15/2012 7   06/15/2006 1           37,070
----------------------------------------------------------------------------------------------------------------------------
   1,425,000  NYS EFC (Personal Income Tax)                         5.250      01/01/2022     01/01/2013 1        1,543,717
----------------------------------------------------------------------------------------------------------------------------
   7,800,000  NYS EFC (Pilgrim State Sewage Treatment)              6.300      03/15/2016     03/15/2006 1        8,048,352
----------------------------------------------------------------------------------------------------------------------------
      35,000  NYS EFC (Riverbank State Park)                        5.125      04/01/2022     04/01/2007 1           35,777

                    43 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    330,000  NYS EFC (Spring Valley Water Company)                 5.650%     11/01/2023     05/01/2006 1   $      330,571
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  NYS EFC (Spring Valley Water Company)                 6.300      08/01/2024     08/01/2006 1        2,063,680
----------------------------------------------------------------------------------------------------------------------------
   4,250,000  NYS EFC (Waste Management)                            4.450      07/01/2017     07/01/2009 3        4,309,160
----------------------------------------------------------------------------------------------------------------------------
   8,060,000  NYS ERDA (Brooklyn Union Gas)                         5.500      01/01/2021     01/01/2008 1        8,235,224
----------------------------------------------------------------------------------------------------------------------------
 132,565,000  NYS ERDA (Con Ed)                                     4.700      06/01/2036     04/03/2006 1      132,611,398
----------------------------------------------------------------------------------------------------------------------------
      70,000  NYS ERDA (Corning Natural Gas)                        8.250      12/01/2018     06/01/2006 1           71,526
----------------------------------------------------------------------------------------------------------------------------
     555,000  NYS ERDA (LILCO)                                      5.150      03/01/2016     03/01/2006 1          556,776
----------------------------------------------------------------------------------------------------------------------------
   4,375,000  NYS ERDA (LILCO)                                      5.150      03/01/2016     03/01/2006 1        4,427,238
----------------------------------------------------------------------------------------------------------------------------
   4,035,000  NYS ERDA (LILCO)                                      5.150      03/01/2016     03/01/2006 1        4,092,418
----------------------------------------------------------------------------------------------------------------------------
   8,725,000  NYS ERDA (LILCO)                                      5.150      03/01/2016     03/01/2006 1        8,849,157
----------------------------------------------------------------------------------------------------------------------------
      65,000  NYS ERDA (NIMO), Series A                             5.150      11/01/2025     11/01/2008 1           68,561
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYS GO                                                5.000      09/15/2017     09/15/2008 1            5,254
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS GO                                                5.300      07/15/2015     07/15/2006 1           25,528
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYS GO                                                5.300      07/15/2017     07/15/2006 1           40,837
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS GO                                                5.500      07/15/2024     07/15/2006 1           25,549
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYS GO                                                5.625      08/15/2008     08/15/2006 1           50,598
----------------------------------------------------------------------------------------------------------------------------
     200,000  NYS GO                                                5.625      08/15/2009     08/15/2006 1          202,390
----------------------------------------------------------------------------------------------------------------------------
     120,000  NYS GO                                                5.625      10/01/2020     04/01/2006 1          121,436
----------------------------------------------------------------------------------------------------------------------------
   1,375,000  NYS GO                                                5.875      08/01/2024     08/01/2006 1        1,413,734
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYS GO                                                6.600      12/01/2014     06/01/2006 1           40,558
----------------------------------------------------------------------------------------------------------------------------
   1,625,000  NYS HFA (Economic Devel. & Hsg.)                      5.250      03/15/2016     03/15/2013 1        1,763,190
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS HFA (General Hsg.)                                6.600      11/01/2006     05/01/2006 1           20,235
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYS HFA (Hospital & Nursing Home)                     5.500      11/01/2012     05/01/2006 4            5,506
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS HFA (Hospital & Nursing Home)                     5.875      11/01/2010     05/01/2006 4           16,398
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYS HFA (Hospital & Nursing Home)                     5.900      11/01/2010     05/01/2006 4            5,502
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYS HFA (Hospital & Nursing Home)                     6.000      11/01/2013     02/01/2008 1           11,438
----------------------------------------------------------------------------------------------------------------------------
      35,000  NYS HFA (Hospital & Nursing Home)                     6.000      11/01/2014     05/01/2006 4           40,348
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYS HFA (Hospital & Nursing Home)                     6.875      11/01/2009     05/01/2006 4            5,601
----------------------------------------------------------------------------------------------------------------------------
     575,000  NYS HFA (Hospital & Nursing Home)                     7.000      11/01/2017     05/01/2006 4          686,498
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS HFA (Loewn Devel. Of Wappingers Falls)            5.250      08/15/2019     02/15/2009 1           25,768
----------------------------------------------------------------------------------------------------------------------------
      70,000  NYS HFA (Meadow Manor)                                7.750      11/01/2019 7   05/01/2006 1           70,217
----------------------------------------------------------------------------------------------------------------------------
     345,000  NYS HFA (Multifamily Hsg.)                            5.300      08/15/2022     08/15/2012 1          360,301
----------------------------------------------------------------------------------------------------------------------------
     585,000  NYS HFA (Multifamily Hsg.)                            5.850      08/15/2013 7   02/15/2006 1          592,166
----------------------------------------------------------------------------------------------------------------------------
      95,000  NYS HFA (Multifamily Hsg.)                            5.950      08/15/2024 7   02/15/2006 1           95,115
----------------------------------------------------------------------------------------------------------------------------
     185,000  NYS HFA (Multifamily Hsg.)                            6.000      08/15/2027 7   02/15/2008 1          190,796
----------------------------------------------------------------------------------------------------------------------------
      55,000  NYS HFA (Multifamily Hsg.)                            6.050      08/15/2032     02/15/2007 1           56,745
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYS HFA (Multifamily Hsg.)                            6.100      08/15/2016 7   08/15/2008 1        1,026,500
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYS HFA (Multifamily Hsg.)                            6.100      08/15/2028     08/15/2006 1           51,385
----------------------------------------------------------------------------------------------------------------------------
     450,000  NYS HFA (Multifamily Hsg.)                            6.100      11/15/2036     11/15/2006 1          466,524
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS HFA (Multifamily Hsg.)                            6.200      08/15/2012 7   02/15/2006 1           25,036
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS HFA (Multifamily Hsg.)                            6.250      08/15/2014 7   02/15/2006 1           15,172

                    44 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     35,000  NYS HFA (Multifamily Hsg.)                            6.250%     08/15/2014     02/15/2006 1   $       35,403
----------------------------------------------------------------------------------------------------------------------------
     150,000  NYS HFA (Multifamily Hsg.)                            6.250      08/15/2023 7   02/15/2006 1          150,176
----------------------------------------------------------------------------------------------------------------------------
      30,000  NYS HFA (Multifamily Hsg.)                            6.250      08/15/2023     02/15/2006 1           30,037
----------------------------------------------------------------------------------------------------------------------------
     240,000  NYS HFA (Multifamily Hsg.)                            6.250      08/15/2025     02/15/2006 1          240,394
----------------------------------------------------------------------------------------------------------------------------
     135,000  NYS HFA (Multifamily Hsg.)                            6.250      08/15/2027 7   08/15/2006 1          138,781
----------------------------------------------------------------------------------------------------------------------------
     585,000  NYS HFA (Multifamily Hsg.) 8                          6.350      08/15/2023 7   02/15/2006 1          592,652
----------------------------------------------------------------------------------------------------------------------------
     490,000  NYS HFA (Multifamily Hsg.)                            6.450      08/15/2014 7   02/15/2006 1          495,424
----------------------------------------------------------------------------------------------------------------------------
     520,000  NYS HFA (Multifamily Hsg.)                            6.500      08/15/2024 7   02/15/2006 1          524,685
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS HFA (Multifamily Hsg.)                            6.500      08/15/2024     02/15/2006 1           15,021
----------------------------------------------------------------------------------------------------------------------------
     515,000  NYS HFA (Multifamily Hsg.)                            6.625      08/15/2012     02/15/2006 1          515,747
----------------------------------------------------------------------------------------------------------------------------
   1,365,000  NYS HFA (Multifamily Hsg.)                            6.700      08/15/2025 7   02/15/2006 1        1,366,911
----------------------------------------------------------------------------------------------------------------------------
     455,000  NYS HFA (Multifamily Hsg.)                            6.750      11/15/2036     05/15/2006 1          475,930
----------------------------------------------------------------------------------------------------------------------------
     230,000  NYS HFA (Multifamily Hsg.)                            6.850      11/01/2019 7   11/01/2006 1          231,463
----------------------------------------------------------------------------------------------------------------------------
     205,000  NYS HFA (Multifamily Hsg.)                            6.900      08/15/2007 7   02/15/2006 1          205,455
----------------------------------------------------------------------------------------------------------------------------
     140,000  NYS HFA (Multifamily Hsg.)                            6.950      08/15/2012 7   02/15/2006 1          140,392
----------------------------------------------------------------------------------------------------------------------------
     100,000  NYS HFA (Multifamily Hsg.)                            7.000      08/15/2012     02/15/2006 1          100,204
----------------------------------------------------------------------------------------------------------------------------
     505,000  NYS HFA (Multifamily Hsg.)                            7.000      08/15/2022     02/15/2006 1          506,121
----------------------------------------------------------------------------------------------------------------------------
   1,350,000  NYS HFA (Multifamily Hsg.)                            7.050      08/15/2024 7   02/15/2006 1        1,379,322
----------------------------------------------------------------------------------------------------------------------------
     720,000  NYS HFA (Multifamily Hsg.)                            7.550      11/01/2029     05/01/2006 1          728,431
----------------------------------------------------------------------------------------------------------------------------
   2,360,000  NYS HFA (Multifamily Hsg.)                            7.750      11/01/2020 7   05/01/2006 1        2,388,839
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS HFA (Nonprofit Hsg.)                              6.200      11/01/2006     05/01/2006 1           20,404
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS HFA (Nonprofit Hsg.)                              6.200      11/01/2007     05/01/2006 1           15,168
----------------------------------------------------------------------------------------------------------------------------
      30,000  NYS HFA (Nonprofit Hsg.)                              6.200      11/01/2008     05/01/2006 1           30,337
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYS HFA (Nonprofit Hsg.)                              6.200      11/01/2009     05/01/2006 1            5,056
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYS HFA (Nonprofit Hsg.)                              6.200      11/01/2011     05/01/2006 1           50,566
----------------------------------------------------------------------------------------------------------------------------
      40,000  NYS HFA (Nonprofit Hsg.)                              6.200      11/01/2012     05/01/2006 1           40,337
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS HFA (Nonprofit Hsg.)                              6.200      11/01/2013     05/01/2006 1           15,266
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYS HFA (Nonprofit Hsg.)                              6.400      11/01/2006     05/01/2006 1           10,112
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS HFA (Nonprofit Hsg.)                              6.400      11/01/2009     11/01/2009 1           20,181
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYS HFA (Nonprofit Hsg.)                              6.400      11/01/2010     05/01/2006 1           10,079
----------------------------------------------------------------------------------------------------------------------------
      30,000  NYS HFA (Nonprofit Hsg.)                              6.400      11/01/2012     11/01/2012 1           30,267
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYS HFA (Nonprofit Hsg.)                              6.400      11/01/2013     05/01/2006 1            5,161
----------------------------------------------------------------------------------------------------------------------------
       6,000  NYS HFA (Nonprofit Hsg.)                              6.600      11/01/2009     05/01/2006 1            6,193
----------------------------------------------------------------------------------------------------------------------------
       9,000  NYS HFA (Nonprofit Hsg.)                              6.875      11/01/2010     05/01/2006 1            9,290
----------------------------------------------------------------------------------------------------------------------------
     380,000  NYS HFA (Nonprofit Hsg.)                              8.400      11/01/2006     05/01/2006 1          386,217
----------------------------------------------------------------------------------------------------------------------------
     405,000  NYS HFA (Nonprofit Hsg.)                              8.400      11/01/2007     05/01/2006 1          411,626
----------------------------------------------------------------------------------------------------------------------------
     445,000  NYS HFA (Nonprofit Hsg.)                              8.400      11/01/2008     05/01/2006 1          458,782
----------------------------------------------------------------------------------------------------------------------------
   1,435,000  NYS HFA (NYC Health Facilities)                       6.000      05/01/2007     05/01/2007          1,468,335
----------------------------------------------------------------------------------------------------------------------------
   4,275,000  NYS HFA (NYC Health Facilities)                       6.000      05/01/2008     05/01/2006 1        4,372,983
----------------------------------------------------------------------------------------------------------------------------
   2,400,000  NYS HFA (Phillips Village)                            7.750      08/15/2017     02/15/2006 1        2,456,616
----------------------------------------------------------------------------------------------------------------------------
   1,860,000  NYS HFA (Service Contract)                            5.500      09/15/2022 7   03/15/2008 1        1,955,920

                    45 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    560,000  NYS HFA (Service Contract)                            6.000%     03/15/2026     09/15/2006 1   $      581,504
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  NYS HFA (Simeon Dewitt)                               8.000      11/01/2018 7   05/01/2006 1        2,025,840
----------------------------------------------------------------------------------------------------------------------------
     400,000  NYS HFA (Tiffany Gardens)                             4.500      08/15/2015     03/01/2012 2          404,628
----------------------------------------------------------------------------------------------------------------------------
      30,000  NYS HFA
              (Wyndham Lawn Home for Children)                      5.900      08/15/2017     02/15/2007 1           31,016
----------------------------------------------------------------------------------------------------------------------------
      60,000  NYS HFA, Series A                                     5.800      11/01/2009     05/01/2006 1           62,285
----------------------------------------------------------------------------------------------------------------------------
     135,000  NYS HFA, Series A                                     5.875      11/01/2010     05/01/2006 1          138,781
----------------------------------------------------------------------------------------------------------------------------
  13,575,000  NYS HFA, Series A                                     6.100      11/01/2015 7   05/01/2006 1       13,966,232
----------------------------------------------------------------------------------------------------------------------------
   6,765,000  NYS HFA, Series A                                     6.125      11/01/2020 7   05/01/2006 1        6,961,253
----------------------------------------------------------------------------------------------------------------------------
      35,000  NYS LGAC                                              5.000      04/01/2021     04/01/2008 1           36,457
----------------------------------------------------------------------------------------------------------------------------
      80,000  NYS LGAC                                              5.375      04/01/2016     04/01/2007 1           82,770
----------------------------------------------------------------------------------------------------------------------------
     105,000  NYS LGAC                                              5.375      04/01/2019     04/01/2007 1          108,783
----------------------------------------------------------------------------------------------------------------------------
  11,415,000  NYS LGAC                                              5.400      04/01/2015     04/01/2007 1       11,810,530
----------------------------------------------------------------------------------------------------------------------------
     310,000  NYS LGSC (SCSB) 8                                     6.375      12/15/2009     06/22/2008 2          318,038
----------------------------------------------------------------------------------------------------------------------------
     175,000  NYS Medcare
              (Brookdale Family Care Centers)                       6.375      11/15/2019     05/15/2006 1          178,925
----------------------------------------------------------------------------------------------------------------------------
   2,440,000  NYS Medcare (FHA Insured Mtg.)                        6.050      02/15/2015     02/15/2006 1        2,493,704
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYS Medcare (FHA Insured Mtg.)                        6.150      02/15/2035     02/15/2006 1           51,097
----------------------------------------------------------------------------------------------------------------------------
     250,000  NYS Medcare (FHA Insured Mtg.)                        6.200      02/15/2035     02/15/2006 1          255,495
----------------------------------------------------------------------------------------------------------------------------
     695,000  NYS Medcare (Healthcare)                              6.350      11/01/2014 7   05/01/2006 1          702,193
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS Medcare (Hospital & Nursing Home)                 5.400      08/15/2033 7   02/15/2006 1           25,039
----------------------------------------------------------------------------------------------------------------------------
      30,000  NYS Medcare (Hospital & Nursing Home)                 5.500      02/15/2022     02/15/2006 1           30,227
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS Medcare (Hospital & Nursing Home)                 5.800      02/15/2007     02/15/2006 1           20,055
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS Medcare (Hospital & Nursing Home)                 6.100      08/15/2015     02/15/2006 1           15,346
----------------------------------------------------------------------------------------------------------------------------
     125,000  NYS Medcare (Hospital & Nursing Home)                 6.100      02/15/2033 7   02/15/2006 1          125,265
----------------------------------------------------------------------------------------------------------------------------
     170,000  NYS Medcare (Hospital & Nursing Home)                 6.125      02/15/2014 7   02/15/2006 1          170,607
----------------------------------------------------------------------------------------------------------------------------
     920,000  NYS Medcare (Hospital & Nursing Home)                 6.125      02/15/2015     02/15/2006 1          940,341
----------------------------------------------------------------------------------------------------------------------------
   1,535,000  NYS Medcare (Hospital & Nursing Home)                 6.200      08/15/2013     02/15/2006 1        1,538,285
----------------------------------------------------------------------------------------------------------------------------
   1,855,000  NYS Medcare (Hospital & Nursing Home)                 6.200      02/15/2021     02/15/2006 1        1,912,486
----------------------------------------------------------------------------------------------------------------------------
     120,000  NYS Medcare (Hospital & Nursing Home)                 6.200      08/15/2022     02/15/2006 1          120,595
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS Medcare (Hospital & Nursing Home)                 6.200      08/15/2022     02/15/2006 1           25,063
----------------------------------------------------------------------------------------------------------------------------
     300,000  NYS Medcare (Hospital & Nursing Home)                 6.250      02/15/2027     02/15/2006 1          303,750
----------------------------------------------------------------------------------------------------------------------------
   1,500,000  NYS Medcare (Hospital & Nursing Home)                 6.300      08/15/2023     02/15/2006 1        1,507,695
----------------------------------------------------------------------------------------------------------------------------
     320,000  NYS Medcare (Hospital & Nursing Home)                 7.000      08/15/2032     02/15/2006 1          323,606
----------------------------------------------------------------------------------------------------------------------------
     390,000  NYS Medcare (Hospital & Nursing Home)                 7.400      11/01/2016 7   05/01/2006 1          397,008
----------------------------------------------------------------------------------------------------------------------------
     565,000  NYS Medcare (Hospital & Nursing Home)                 9.375      11/01/2016 7   05/01/2006 1          588,956
----------------------------------------------------------------------------------------------------------------------------
     165,000  NYS Medcare (Hospital & Nursing Home)                 10.000     11/01/2006 7   05/01/2006 1          169,815
----------------------------------------------------------------------------------------------------------------------------
     135,000  NYS Medcare (Insured Mtg. Nursing)                    6.150      02/15/2025     02/15/2006 1          137,962
----------------------------------------------------------------------------------------------------------------------------
      60,000  NYS Medcare (Long Term Health Care)                   7.625      11/01/2010     05/01/2006 1           60,203
----------------------------------------------------------------------------------------------------------------------------
      85,000  NYS Medcare (Montefiore Medical Center)               5.700      02/15/2012     02/15/2006 1           86,856
----------------------------------------------------------------------------------------------------------------------------
   6,820,000  NYS Medcare (Montefiore Medical Center)               5.750      02/15/2015     02/15/2007 1        6,851,577

                    46 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  8,110,000  NYS Medcare
              (Montefiore Medical Center)                           5.750%     02/15/2025 7   02/15/2006 1   $    8,246,086
----------------------------------------------------------------------------------------------------------------------------
     300,000  NYS Medcare
              (Montefiore Medical Center)                           6.000      02/15/2035     02/15/2006 1          306,633
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYS Medcare (Secured Mtg.)                            6.375      11/15/2020     05/15/2006 1            5,112
----------------------------------------------------------------------------------------------------------------------------
      25,000  NYS Medcare (St. Peter's Hospital)                    5.250      11/01/2007     05/01/2006 1           25,038
----------------------------------------------------------------------------------------------------------------------------
     275,000  NYS Medcare (St. Peter's Hospital)                    5.375      11/01/2020     05/01/2006 1          278,603
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS Medcare, Series A                                 6.500      02/15/2035     02/15/2006 1           20,445
----------------------------------------------------------------------------------------------------------------------------
  10,710,000  NYS Municipal Bond Bank Agency
              (Special School Purpose)                              5.250      12/01/2019     06/01/2013 1       11,462,378
----------------------------------------------------------------------------------------------------------------------------
   5,500,000  NYS Municipal Bond Bank Agency
              (Special School Purpose)                              5.250      06/01/2021     06/01/2013 1        5,922,785
----------------------------------------------------------------------------------------------------------------------------
   2,930,000  NYS Municipal Bond Bank Agency
              (Special School Purpose)                              5.500      06/01/2015     06/01/2013 1        3,209,053
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYS Power Authority                                   5.300      11/15/2020     06/15/2006 1           10,014
----------------------------------------------------------------------------------------------------------------------------
     150,000  NYS Power Authority                                   5.500      11/15/2010     06/15/2006 1          151,557
----------------------------------------------------------------------------------------------------------------------------
       5,000  NYS Power Authority                                   5.875      01/01/2010     07/01/2006 1            5,227
----------------------------------------------------------------------------------------------------------------------------
     150,000  NYS Power Authority, Series A                         4.900      11/15/2013     06/15/2006 1          150,186
----------------------------------------------------------------------------------------------------------------------------
     140,000  NYS Power Authority, Series A                         5.000      11/15/2018     06/15/2006 1          140,148
----------------------------------------------------------------------------------------------------------------------------
     150,000  NYS Power Authority, Series A                         5.000      11/15/2019     06/15/2006 1          150,159
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYS Power Authority, Series A                         5.300      11/15/2019     06/15/2006 1        1,001,660
----------------------------------------------------------------------------------------------------------------------------
     500,000  NYS Power Authority, Series A                         5.500      11/15/2013     12/15/2006 1          504,940
----------------------------------------------------------------------------------------------------------------------------
      15,000  NYS Thruway Authority                                 5.250      04/01/2012     04/01/2008 1           15,760
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS Thruway Authority                                 5.250      04/01/2015     04/01/2006 1           20,492
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS Thruway Authority                                 5.250      04/01/2015     04/01/2008 1           20,974
----------------------------------------------------------------------------------------------------------------------------
  13,655,000  NYS Thruway Authority ROLs 8                          4.331 12   01/01/2015     01/01/2015         14,016,038
----------------------------------------------------------------------------------------------------------------------------
   1,015,000  NYS Thruway Authority Service
              Contract (Highway & Bridge)                           6.000      04/01/2011     04/01/2007 1        1,066,176
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYS Thruway Authority, Series A                       5.000      04/01/2023     04/01/2014 1        1,057,030
----------------------------------------------------------------------------------------------------------------------------
   3,500,000  NYS Thruway Authority, Series A                       5.000      03/15/2024     09/15/2014 1        3,700,935
----------------------------------------------------------------------------------------------------------------------------
      10,000  NYS Thruway Authority, Series B                       5.250      04/01/2014     04/01/2008 1           10,485
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS Thruway Authority, Series C                       5.250      04/01/2015     04/01/2008 1           21,049
----------------------------------------------------------------------------------------------------------------------------
     340,000  NYS Thruway Authority, Series E                       5.000      01/01/2025     01/01/2008 1          348,136
----------------------------------------------------------------------------------------------------------------------------
   3,525,000  NYS Thruway Authority, Series E                       5.000      01/01/2025     01/01/2008 1        3,641,960
----------------------------------------------------------------------------------------------------------------------------
     585,000  NYS Thruway Authority, Series E                       5.250      01/01/2015     01/01/2008 1          610,728
----------------------------------------------------------------------------------------------------------------------------
      20,000  NYS UDC (Correctional Facilities)                     5.000      01/01/2014     01/01/2008 1           20,978
----------------------------------------------------------------------------------------------------------------------------
     370,000  NYS UDC (Correctional Facilities)                     5.000      01/01/2019     04/01/2006 1          381,422
----------------------------------------------------------------------------------------------------------------------------
      75,000  NYS UDC (Correctional Facilities)                     5.000      01/01/2020 7   01/01/2008 1           78,428
----------------------------------------------------------------------------------------------------------------------------
      50,000  NYS UDC (Correctional Facilities)                     5.000      01/01/2020     01/01/2008 1           51,469
----------------------------------------------------------------------------------------------------------------------------
      30,000  NYS UDC (Correctional Facilities)                     5.890 13   01/01/2007     01/01/2007             28,994
----------------------------------------------------------------------------------------------------------------------------
  10,000,000  NYS UDC (Personal Income Tax)                         5.250      03/15/2034     03/15/2014 1       10,701,900
----------------------------------------------------------------------------------------------------------------------------
   1,400,000  NYS UDC (Senior Lien)                                 5.375      07/01/2022     07/01/2006 1        1,442,518

                    47 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$ 15,445,000  NYS UDC (Senior Lien)                                 5.500%     07/01/2016 7   07/01/2006 1   $   15,930,745
----------------------------------------------------------------------------------------------------------------------------
 100,210,000  NYS UDC (South Mall) CAB                              5.550 13   01/01/2011     11/03/2008 2       73,854,770
----------------------------------------------------------------------------------------------------------------------------
     725,000  NYS UDC (South Mall) CAB                              5.800 13   01/01/2011     11/03/2008 2          537,312
----------------------------------------------------------------------------------------------------------------------------
     810,000  NYS UDC (South Mall) CAB                              5.900 13   01/01/2011     11/03/2008 2          600,307
----------------------------------------------------------------------------------------------------------------------------
   4,000,000  NYS UDC (Subordinated Lien)                           5.125      07/01/2020     07/01/2014 1        4,254,920
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYS UDC (Subordinated Lien)                           5.125      07/01/2021     07/01/2014 1        1,062,260
----------------------------------------------------------------------------------------------------------------------------
   4,535,000  NYS UDC (Subordinated Lien)                           5.500      07/01/2016     07/01/2008 1        4,666,742
----------------------------------------------------------------------------------------------------------------------------
   6,415,000  NYS UDC (Subordinated Lien)                           5.500      07/01/2022 7   07/01/2006 1        6,600,714
----------------------------------------------------------------------------------------------------------------------------
   5,420,000  NYS UDC (Subordinated Lien)                           5.500      07/01/2026     07/01/2006 1        5,582,166
----------------------------------------------------------------------------------------------------------------------------
   6,720,000  NYS UDC (Subordinated Lien)                           5.600      07/01/2026 7   07/01/2006 1        6,916,694
----------------------------------------------------------------------------------------------------------------------------
      70,000  Oneida County GO                                      5.400      03/15/2011     03/15/2006 1           70,314
----------------------------------------------------------------------------------------------------------------------------
     670,000  Oneida County IDA (Bonide Products)                   5.750      11/01/2007     01/17/2007 2          670,415
----------------------------------------------------------------------------------------------------------------------------
   2,285,000  Oneida County IDA (Faxton Hospital)                   6.625      01/01/2015 7   01/01/2010 1        2,528,353
----------------------------------------------------------------------------------------------------------------------------
     600,000  Oneida County IDA (Presbyterian Home)                 6.100      06/01/2020     06/01/2010 1          648,120
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  Oneida County IDA (Presbyterian Home)                 6.250      06/01/2015     06/01/2010 1        1,086,730
----------------------------------------------------------------------------------------------------------------------------
   3,895,000  Oneida Healthcare Corp.                               5.500      02/01/2016 7   02/01/2011 1        4,151,486
----------------------------------------------------------------------------------------------------------------------------
      50,000  Oneida Healthcare Corp.
              (Oneida Health Systems)                               5.300      02/01/2021     02/01/2011 1           52,670
----------------------------------------------------------------------------------------------------------------------------
     210,000  Onondaga County IDA (Coltec Industries)               7.250      06/01/2008 7   06/01/2006 1          213,780
----------------------------------------------------------------------------------------------------------------------------
     365,000  Onondaga County IDA (Coltec Industries)               9.875      10/01/2010     04/01/2006 1          377,257
----------------------------------------------------------------------------------------------------------------------------
   2,605,000  Onondaga County IDA (Le Moyne College)                5.000      12/01/2012     07/22/2010 5        2,718,604
----------------------------------------------------------------------------------------------------------------------------
     920,000  Onondaga County IDA (Le Moyne College)                5.500      03/01/2014     03/01/2009 1          961,198
----------------------------------------------------------------------------------------------------------------------------
   2,970,000  Onondaga County Res Rec                               5.000      05/01/2006     05/01/2006          2,971,129
----------------------------------------------------------------------------------------------------------------------------
  26,615,000  Onondaga County Res Rec                               5.000      05/01/2010     08/24/2008 2       26,453,713
----------------------------------------------------------------------------------------------------------------------------
      25,000  Ontario County GO                                     5.550      08/15/2009     02/15/2006 1           25,072
----------------------------------------------------------------------------------------------------------------------------
     115,000  Orange County IDA
              (Adult Homes at Erie Station)                         6.000      08/01/2011     04/01/2009 2          119,920
----------------------------------------------------------------------------------------------------------------------------
     210,000  Orange County IDA (Glen Arden)                        5.350      01/01/2007     01/01/2007            210,284
----------------------------------------------------------------------------------------------------------------------------
     230,000  Orange County IDA (Glen Arden)                        5.400      01/01/2008     01/01/2008            230,605
----------------------------------------------------------------------------------------------------------------------------
      40,000  Orange County IDA
              (Orange Mental Retardation Properties)                6.000      05/01/2008     05/01/2006 1           41,088
----------------------------------------------------------------------------------------------------------------------------
      60,000  Orange County IDA
              (Orange Mental Retardation Properties)                6.125      05/01/2016 7   05/01/2006 1           61,514
----------------------------------------------------------------------------------------------------------------------------
   5,065,000  Orange County IDA (St. Luke's
              Cornwall Hospital Obligated Group)                    6.000      12/01/2016 7   12/01/2011 1        5,610,146
----------------------------------------------------------------------------------------------------------------------------
   1,920,000  Orange County IDA (St. Luke's
              Cornwall Hospital Obligated Group)                    6.000      12/01/2016 7   12/01/2011 1        2,126,650
----------------------------------------------------------------------------------------------------------------------------
     250,000  Oswego County IDA (Seneca Hill Manor)                 5.650      08/01/2037     08/01/2007 1          262,518
----------------------------------------------------------------------------------------------------------------------------
      25,000  Oswego GO                                             5.600      01/15/2011     07/15/2006 1           25,565
----------------------------------------------------------------------------------------------------------------------------
     575,000  Otsego County IDA
              (Mary Imogene Bassett Hospital)                       5.350      11/01/2020     11/01/2008 1          609,627
----------------------------------------------------------------------------------------------------------------------------
      35,000  Oyster Bay GO                                         5.000      12/01/2018     06/01/2006 1           35,940

                    48 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     50,000  Philadelphia, NY GO                                   7.500%     12/15/2009     12/15/2009     $       56,999
----------------------------------------------------------------------------------------------------------------------------
  21,985,000  Port Authority NY/NJ (Delta Air Lines)                6.950      06/01/2008     06/01/2008         21,742,286
----------------------------------------------------------------------------------------------------------------------------
  62,225,000  Port Authority NY/NJ
              (JFK International Air Terminal)                      5.750      12/01/2022 7   12/01/2007 1       65,722,045
----------------------------------------------------------------------------------------------------------------------------
  26,395,000  Port Authority NY/NJ
              (JFK International Air Terminal)                      5.750      12/01/2025     12/01/2007 1       27,386,396
----------------------------------------------------------------------------------------------------------------------------
  28,990,000  Port Authority NY/NJ
              (JFK International Air Terminal)                      5.900      12/01/2017 7   12/01/2007 1       30,740,126
----------------------------------------------------------------------------------------------------------------------------
   5,955,000  Port Authority NY/NJ
              (JFK International Air Terminal)                      6.250      12/01/2010     12/01/2010          6,551,393
----------------------------------------------------------------------------------------------------------------------------
  24,410,000  Port Authority NY/NJ (KIAC)                           6.750      10/01/2011     10/01/2008 1       24,422,205
----------------------------------------------------------------------------------------------------------------------------
  27,570,000  Port Authority NY/NJ (KIAC)                           6.750      10/01/2019 7   10/01/2008 1       27,591,505
----------------------------------------------------------------------------------------------------------------------------
   6,400,000  Port Authority NY/NJ (KIAC)                           7.000      10/01/2007     04/07/2007 2        6,397,248
----------------------------------------------------------------------------------------------------------------------------
   5,930,000  Port Authority NY/NJ RITES 8                          5.580 12   10/01/2019     10/01/2015 1        6,178,941
----------------------------------------------------------------------------------------------------------------------------
   9,175,000  Port Authority NY/NJ RITES 8                          8.830 12   06/01/2012     06/01/2012         11,729,045
----------------------------------------------------------------------------------------------------------------------------
     100,000  Port Authority NY/NJ, 104th Series                    5.200      07/15/2015     07/15/2006 1          101,158
----------------------------------------------------------------------------------------------------------------------------
      70,000  Port Authority NY/NJ, 104th Series                    5.200      07/15/2016     07/15/2006 1           70,810
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  Port Authority NY/NJ, 104th Series                    5.200      07/15/2017     07/15/2006 1        1,011,550
----------------------------------------------------------------------------------------------------------------------------
   4,030,000  Port Authority NY/NJ, 104th Series                    5.200      07/15/2021     07/15/2006 1        4,076,466
----------------------------------------------------------------------------------------------------------------------------
     185,000  Port Authority NY/NJ, 105th Series                    5.500      09/01/2011     03/01/2006 1          187,422
----------------------------------------------------------------------------------------------------------------------------
     900,000  Port Authority NY/NJ, 105th Series                    5.500      09/01/2012     03/01/2006 1          911,781
----------------------------------------------------------------------------------------------------------------------------
   6,790,000  Port Authority NY/NJ, 105th Series                    5.500      09/01/2013     03/01/2006 1        6,878,881
----------------------------------------------------------------------------------------------------------------------------
     100,000  Port Authority NY/NJ, 105th Series                    5.750      03/01/2016     03/01/2006 1          101,368
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  Port Authority NY/NJ, 105th Series                    6.250      09/01/2006     03/01/2006 1        2,029,560
----------------------------------------------------------------------------------------------------------------------------
   3,025,000  Port Authority NY/NJ, 106th Series                    6.000      07/01/2014     07/01/2006 1        3,088,646
----------------------------------------------------------------------------------------------------------------------------
      80,000  Port Authority NY/NJ, 106th Series                    6.000      07/01/2015     07/01/2006 1           81,845
----------------------------------------------------------------------------------------------------------------------------
   3,455,000  Port Authority NY/NJ, 107th Series                    5.250      10/15/2012     10/15/2006 1        3,528,833
----------------------------------------------------------------------------------------------------------------------------
      50,000  Port Authority NY/NJ, 107th Series                    5.375      10/15/2013     10/15/2006 1           51,117
----------------------------------------------------------------------------------------------------------------------------
      40,000  Port Authority NY/NJ, 107th Series                    5.375      10/15/2014     10/15/2006 1           40,894
----------------------------------------------------------------------------------------------------------------------------
      10,000  Port Authority NY/NJ, 107th Series                    5.375      10/15/2016     10/15/2006 1           10,227
----------------------------------------------------------------------------------------------------------------------------
      65,000  Port Authority NY/NJ, 107th Series                    5.375      10/15/2016     10/15/2006 1           66,416
----------------------------------------------------------------------------------------------------------------------------
      50,000  Port Authority NY/NJ, 108th Series                    5.400      07/15/2010     01/15/2007 1           51,306
----------------------------------------------------------------------------------------------------------------------------
     110,000  Port Authority NY/NJ, 108th Series                    5.400      07/15/2012     01/15/2007 1          112,872
----------------------------------------------------------------------------------------------------------------------------
     225,000  Port Authority NY/NJ, 108th Series                    5.500      07/15/2013     01/15/2007 1          231,084
----------------------------------------------------------------------------------------------------------------------------
     100,000  Port Authority NY/NJ, 108th Series                    5.500      07/15/2014     01/15/2007 1          102,704
----------------------------------------------------------------------------------------------------------------------------
      30,000  Port Authority NY/NJ, 109th Series                    5.375      07/15/2022     01/15/2007 1           30,925
----------------------------------------------------------------------------------------------------------------------------
     285,000  Port Authority NY/NJ, 109th Series                    5.375      07/15/2027     01/15/2007 1          293,365
----------------------------------------------------------------------------------------------------------------------------
     175,000  Port Authority NY/NJ, 109th Series                    5.375      01/15/2032     01/15/2007 1          179,954
----------------------------------------------------------------------------------------------------------------------------
      25,000  Port Authority NY/NJ, 109th Series                    5.500      07/15/2017     01/15/2007 1           25,804
----------------------------------------------------------------------------------------------------------------------------
      65,000  Port Authority NY/NJ, 110th Series                    5.300      07/01/2016     07/01/2007 1           66,934
----------------------------------------------------------------------------------------------------------------------------
     120,000  Port Authority NY/NJ, 110th Series                    5.375      07/01/2017     07/01/2007 1          123,647

                    49 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    235,000  Port Authority NY/NJ, 111th Series                    5.000%     10/01/2022 7   10/01/2007 1   $      243,458
----------------------------------------------------------------------------------------------------------------------------
     110,000  Port Authority NY/NJ, 111th Series                    5.000      10/01/2027     10/01/2007 1          112,086
----------------------------------------------------------------------------------------------------------------------------
     100,000  Port Authority NY/NJ, 116th Series                    5.000      10/01/2013     05/01/2006 1          101,145
----------------------------------------------------------------------------------------------------------------------------
      35,000  Port Authority NY/NJ, 116th Series                    5.250      10/01/2014     05/01/2006 1           35,408
----------------------------------------------------------------------------------------------------------------------------
      55,000  Port Authority NY/NJ, 116th Series                    5.250      10/01/2015     05/01/2006 1           55,639
----------------------------------------------------------------------------------------------------------------------------
  10,000,000  Port Authority NY/NJ, 119th Series                    5.250      09/15/2012     09/15/2006 1       10,212,700
----------------------------------------------------------------------------------------------------------------------------
   7,250,000  Port Authority NY/NJ, 119th Series                    5.500      09/15/2016     09/15/2006 1        7,417,548
----------------------------------------------------------------------------------------------------------------------------
     220,000  Port Authority NY/NJ, 119th Series                    5.500      09/15/2017     09/15/2006 1          225,084
----------------------------------------------------------------------------------------------------------------------------
     385,000  Port Authority NY/NJ, 119th Series                    5.500      09/15/2019     09/15/2006 1          393,897
----------------------------------------------------------------------------------------------------------------------------
   7,740,000  Port Authority NY/NJ, 119th Series                    5.875      09/15/2015     09/15/2006 1        7,949,444
----------------------------------------------------------------------------------------------------------------------------
      10,000  Port Authority NY/NJ, 120th Series                    5.500      10/15/2017     10/15/2007 1           10,392
----------------------------------------------------------------------------------------------------------------------------
   7,000,000  Port Authority NY/NJ, 120th Series                    5.500      10/15/2035     10/15/2007 1        7,265,370
----------------------------------------------------------------------------------------------------------------------------
   7,000,000  Port Authority NY/NJ, 120th Series                    5.750      10/15/2026     10/15/2007 1        7,316,540
----------------------------------------------------------------------------------------------------------------------------
      40,000  Port Authority NY/NJ, 121st Series                    5.000      10/15/2021     10/15/2007 1           41,504
----------------------------------------------------------------------------------------------------------------------------
      25,000  Port Authority NY/NJ, 121st Series                    5.000      10/15/2022     10/15/2007 1           25,940
----------------------------------------------------------------------------------------------------------------------------
   1,125,000  Port Authority NY/NJ, 121st Series                    5.125      10/15/2030     10/15/2007 1        1,166,816
----------------------------------------------------------------------------------------------------------------------------
      30,000  Port Authority NY/NJ, 122nd Series                    5.000      07/15/2020     07/15/2010 1           30,707
----------------------------------------------------------------------------------------------------------------------------
      30,000  Port Authority NY/NJ, 122nd Series                    5.000      07/15/2031     07/15/2008 1           30,542
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  Port Authority NY/NJ, 122th Series                    5.500      07/15/2011     07/15/2008 1        2,090,500
----------------------------------------------------------------------------------------------------------------------------
  13,620,000  Port Authority NY/NJ, 122th Series                    5.500      07/15/2014     07/15/2008 1       14,253,194
----------------------------------------------------------------------------------------------------------------------------
  14,315,000  Port Authority NY/NJ, 122th Series                    5.500      07/15/2015     07/15/2008 1       14,970,627
----------------------------------------------------------------------------------------------------------------------------
      10,000  Port Authority NY/NJ, 124th Series                    4.800      08/01/2018     08/02/2008 1           10,168
----------------------------------------------------------------------------------------------------------------------------
     230,000  Port Authority NY/NJ, 127th Series                    5.000      12/15/2022     06/15/2012 1          240,010
----------------------------------------------------------------------------------------------------------------------------
   1,500,000  Port Authority NY/NJ, 131st Series                    5.000      12/15/2020     06/15/2013 1        1,568,970
----------------------------------------------------------------------------------------------------------------------------
      15,000  Port Chester IDA (Nadel Industries)                   6.750      02/01/2006     02/01/2006             15,037
----------------------------------------------------------------------------------------------------------------------------
      25,000  Port Chester IDA (Nadel Industries)                   7.000      02/01/2016     02/01/2008 4           26,306
----------------------------------------------------------------------------------------------------------------------------
   1,570,000  Poughkeepsie IDA
              (Eastman & Bixby Redevelopment Corp.)                 5.900      08/01/2020     08/01/2010 1        1,683,747
----------------------------------------------------------------------------------------------------------------------------
     480,000  Putnam County IDA (Brewster Plastics)                 7.375      12/01/2008     12/23/2007 2          483,715
----------------------------------------------------------------------------------------------------------------------------
   1,200,000  Rensselaer County IDA
              (Franciscan Heights)                                  5.375      12/01/2025     12/01/2014 1        1,273,224
----------------------------------------------------------------------------------------------------------------------------
      40,000  Rensselaer County IDA
              (Rensselaer Polytechnical Institute)                  5.125      08/01/2029     08/01/2009 1           41,219
----------------------------------------------------------------------------------------------------------------------------
      50,000  Rensselaer County IDA
              (Rensselaer Polytechnical Institute)                  5.500      08/01/2022     08/01/2009 1           52,564
----------------------------------------------------------------------------------------------------------------------------
   3,450,000  Rensselaer County Tobacco Asset
              Securitization Corp.                                  5.200      06/01/2025     07/04/2010 5        3,480,740
----------------------------------------------------------------------------------------------------------------------------
   1,490,000  Rensselaer County Tobacco Asset
              Securitization Corp.                                  5.750      06/01/2043     06/01/2012 1        1,523,972
----------------------------------------------------------------------------------------------------------------------------
     125,000  Rensselaer Hsg. Authority (Renwyck)                   7.650      01/01/2011     07/01/2006 1          128,308
----------------------------------------------------------------------------------------------------------------------------
      60,000  Rensselaer Municipal Leasing Corp.
              (Rensselaer County Nursing Home)                      6.900      06/01/2024     06/01/2006 1           60,562

                    50 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  1,700,000  Riverhead HDC (Riverpointe Apartments)                5.850%     08/01/2010     11/06/2008 5   $    1,714,365
----------------------------------------------------------------------------------------------------------------------------
   5,840,000  Rochester Hsg. Authority
              (Crossroads Apartments)                               7.700      01/01/2017 7   12/01/2006 1        5,992,366
----------------------------------------------------------------------------------------------------------------------------
     330,000  Rochester Hsg. Authority
              (Stonewood Village)                                   5.900      09/01/2009     03/28/2008 2          316,084
----------------------------------------------------------------------------------------------------------------------------
  11,305,000  Rockland County Tobacco Asset
              Securitization Corp.                                  5.500      08/15/2025     08/15/2012 1       11,597,347
----------------------------------------------------------------------------------------------------------------------------
     215,000  Rockland Gardens Hsg. Corp.                          10.500      05/01/2011     05/01/2006 1          215,817
----------------------------------------------------------------------------------------------------------------------------
      80,000  Rome HDC, Series A                                    6.250      01/01/2024     07/01/2008 1           84,437
----------------------------------------------------------------------------------------------------------------------------
     260,000  Rome Hsg. Corp.                                       7.000      01/01/2026 7   07/01/2006 1          260,403
----------------------------------------------------------------------------------------------------------------------------
      25,000  Roslyn Union Free School District                     5.300      01/15/2012     07/15/2006 1           25,292
----------------------------------------------------------------------------------------------------------------------------
     225,000  Roxbury CSD GO                                        6.400      06/15/2010     06/15/2006 1          229,784
----------------------------------------------------------------------------------------------------------------------------
     235,000  Roxbury CSD GO                                        6.400      06/15/2011     06/15/2006 1          239,860
----------------------------------------------------------------------------------------------------------------------------
  32,000,000  Sales Tax Asset Receivables Corp., Series A           5.250      10/15/2027     10/15/2014 1       34,654,720
----------------------------------------------------------------------------------------------------------------------------
     500,000  Saratoga County IDA (Saratoga Hospital)               5.000      12/01/2014     12/01/2014            526,025
----------------------------------------------------------------------------------------------------------------------------
   3,725,000  Saratoga County IDA
              (Saratoga Hospital/Saratoga Care/
              Benedict Community Health Center)                     5.750      12/01/2023     06/01/2006 1        3,768,620
----------------------------------------------------------------------------------------------------------------------------
   6,540,000  Saratoga County IDA
              (Saratoga Hospital/Saratoga Care/
              Benedict Community Health Center)                     5.750      12/01/2033     06/01/2006 1        6,616,518
----------------------------------------------------------------------------------------------------------------------------
     290,000  Saratoga County IDA (Saratoga Sheraton)               6.750      12/31/2007     06/01/2006 1          290,589
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  Schenectady Bond Anticipation Notes                   5.250      05/26/2006     05/26/2006          1,996,240
----------------------------------------------------------------------------------------------------------------------------
     800,000  Schenectady GO                                        4.700      12/29/2006     12/29/2006            799,656
----------------------------------------------------------------------------------------------------------------------------
      25,000  Scotia GO                                             6.100      01/15/2012     07/15/2006 1           25,347
----------------------------------------------------------------------------------------------------------------------------
   3,600,000  SONYMA, Series 27                                     5.800      10/01/2020 7   04/01/2010 1        3,755,124
----------------------------------------------------------------------------------------------------------------------------
      95,000  SONYMA, Series 27                                     5.875      04/01/2030 7   04/01/2010 1           98,269
----------------------------------------------------------------------------------------------------------------------------
   8,150,000  SONYMA, Series 29                                     5.400      10/01/2022 7   10/01/2010 1        8,452,691
----------------------------------------------------------------------------------------------------------------------------
  10,925,000  SONYMA, Series 29                                     5.450      10/01/2031     10/01/2010 1       11,249,363
----------------------------------------------------------------------------------------------------------------------------
     400,000  SONYMA, Series 31                                     5.200      10/01/2021     04/01/2011 1          410,812
----------------------------------------------------------------------------------------------------------------------------
     285,000  SONYMA, Series 49                                     5.800      10/01/2013     06/29/2006 1          291,042
----------------------------------------------------------------------------------------------------------------------------
      10,000  SONYMA, Series 49                                     5.850      10/01/2017     06/29/2006 1           10,106
----------------------------------------------------------------------------------------------------------------------------
     240,000  SONYMA, Series 53                                     5.750      10/01/2011 7   01/04/2008 1          245,129
----------------------------------------------------------------------------------------------------------------------------
      25,000  SONYMA, Series 64                                     5.800      10/01/2017     04/01/2007 1           25,901
----------------------------------------------------------------------------------------------------------------------------
     150,000  SONYMA, Series 66                                     5.600      10/01/2017     07/01/2007 1          155,621
----------------------------------------------------------------------------------------------------------------------------
     100,000  SONYMA, Series 67                                     5.600      10/01/2014 7   09/01/2009 1          103,275
----------------------------------------------------------------------------------------------------------------------------
      45,000  SONYMA, Series 67                                     5.600      10/01/2014     09/01/2007 1           46,444
----------------------------------------------------------------------------------------------------------------------------
   1,065,000  SONYMA, Series 67                                     5.700      10/01/2017 7   09/01/2007 1        1,098,505
----------------------------------------------------------------------------------------------------------------------------
     200,000  SONYMA, Series 67                                     5.800      10/01/2028 7   09/01/2009 1          201,444
----------------------------------------------------------------------------------------------------------------------------
      40,000  SONYMA, Series 67                                     5.800      10/01/2028     09/01/2009 1           40,299
----------------------------------------------------------------------------------------------------------------------------
   2,365,000  SONYMA, Series 70                                     5.375      10/01/2017 7   03/01/2008 1        2,430,511
----------------------------------------------------------------------------------------------------------------------------
     100,000  SONYMA, Series 73                                     5.300      10/01/2028     09/01/2008 1          102,221

                    51 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                EFFECTIVE
    PRINCIPAL                                                                                   MATURITY*              VALUE
       AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    140,000  SONYMA, Series 73-B                                   5.450%     10/01/2024 7   09/30/2011 1   $      140,659
----------------------------------------------------------------------------------------------------------------------------
   2,140,000  SONYMA, Series 80                                     5.100      10/01/2017 7   03/01/2009 1        2,205,270
----------------------------------------------------------------------------------------------------------------------------
   5,350,000  SONYMA, Series 82                                     5.550      10/01/2019 7   10/01/2009 1        5,537,678
----------------------------------------------------------------------------------------------------------------------------
  25,000,000  SONYMA, Series 83                                     5.450      04/01/2018 7   10/01/2009 1       25,954,000
----------------------------------------------------------------------------------------------------------------------------
      45,000  SONYMA, Series 83                                     5.550      10/01/2027     10/01/2009 1           46,489
----------------------------------------------------------------------------------------------------------------------------
     145,000  SONYMA, Series 84                                     5.900      04/01/2022 7   09/01/2009 1          150,777
----------------------------------------------------------------------------------------------------------------------------
   5,590,000  SONYMA, Series 84                                     5.950      04/01/2030 7   09/01/2009 1        5,809,016
----------------------------------------------------------------------------------------------------------------------------
   1,350,000  SONYMA, Series 88                                     5.500      04/01/2025     11/01/2009 1        1,366,295
----------------------------------------------------------------------------------------------------------------------------
     100,000  SONYMA, Series 91                                     5.300      10/01/2009     07/01/2007 1          103,864
----------------------------------------------------------------------------------------------------------------------------
   2,785,000  SONYMA, Series 93                                     5.600      10/01/2017     10/01/2009 1        2,844,543
----------------------------------------------------------------------------------------------------------------------------
  19,810,000  SONYMA, Series 94                                     5.900      10/01/2030 7   04/01/2010 1       20,663,019
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  SONYMA, Series 95                                     5.500      10/01/2017 7   04/01/2010 1        2,087,880
----------------------------------------------------------------------------------------------------------------------------
   6,100,000  SONYMA, Series 97                                     5.400      10/01/2021 7   04/01/2011 1        6,329,848
----------------------------------------------------------------------------------------------------------------------------
     625,000  SONYMA, Series 98                                     5.050      10/01/2017     04/01/2011 1          643,681
----------------------------------------------------------------------------------------------------------------------------
     850,000  SONYMA, Series 101                                    5.000      10/01/2018     10/01/2011 1          868,462
----------------------------------------------------------------------------------------------------------------------------
  22,985,000  SONYMA, Series 106                                    5.250      04/01/2034     04/01/2012 1       23,579,852
----------------------------------------------------------------------------------------------------------------------------
     300,000  Spring Valley GO                                      5.000      05/01/2020     05/15/2015 1          316,344
----------------------------------------------------------------------------------------------------------------------------
     310,000  Spring Valley GO                                      5.000      05/01/2021     05/15/2015 1          322,772
----------------------------------------------------------------------------------------------------------------------------
     325,000  Spring Valley GO                                      5.000      05/01/2022     05/15/2015 1          337,383
----------------------------------------------------------------------------------------------------------------------------
     335,000  Spring Valley GO                                      5.000      05/01/2023     05/15/2015 1          346,728
----------------------------------------------------------------------------------------------------------------------------
     350,000  Spring Valley GO                                      5.000      05/01/2024     05/15/2015 1          361,715
----------------------------------------------------------------------------------------------------------------------------
     365,000  Spring Valley GO                                      5.000      05/01/2025     05/15/2015 1          376,939
----------------------------------------------------------------------------------------------------------------------------
      65,000  Springville HDC (Springbrook)                         5.950      01/01/2010     04/15/2008 5           67,061
----------------------------------------------------------------------------------------------------------------------------
     330,000  St. Lawrence County IDA (PACES)                       5.875      06/30/2007     01/15/2007 2          331,990
----------------------------------------------------------------------------------------------------------------------------
     230,000  Suffolk County IDA (ACLD)                             5.750      03/01/2006     03/01/2006            230,087
----------------------------------------------------------------------------------------------------------------------------
     845,000  Suffolk County IDA (ALIA-CCDRCA)                      7.000      06/01/2016     06/01/2011 1          909,347
----------------------------------------------------------------------------------------------------------------------------
   1,020,000  Suffolk County IDA (ALIA-FREE)                        7.000      06/01/2016     06/01/2011 1        1,097,673
----------------------------------------------------------------------------------------------------------------------------
     860,000  Suffolk County IDA (ALIA-IGHL)                        6.500      12/01/2013     11/07/2010 2          907,919
----------------------------------------------------------------------------------------------------------------------------
     480,000  Suffolk County IDA (ALIA-WORCA)                       7.000      06/01/2016     06/01/2011 1          516,552
----------------------------------------------------------------------------------------------------------------------------
     370,000  Suffolk County IDA (Catholic Charities)               6.000      10/01/2020     07/27/2014 5          373,034
----------------------------------------------------------------------------------------------------------------------------
     340,000  Suffolk County IDA
              (Developmental Disabilities Institute)                6.000      10/01/2020     07/27/2014 5          342,788
----------------------------------------------------------------------------------------------------------------------------
     340,000  Suffolk County IDA
              (Developmental Disabilities Institute)                6.000      10/01/2020     07/27/2014 5          342,788
----------------------------------------------------------------------------------------------------------------------------
     240,000  Suffolk County IDA (Dowling College)                  6.500      12/01/2006     12/01/2006            241,822
----------------------------------------------------------------------------------------------------------------------------
      45,000  Suffolk County IDA (Dowling College)                  6.625      06/01/2024     06/01/2006 1           45,088
----------------------------------------------------------------------------------------------------------------------------
     195,000  Suffolk County IDA (Family Residences)                6.000      10/01/2015     11/12/2011 2          196,164
----------------------------------------------------------------------------------------------------------------------------
     520,000  Suffolk County IDA (Family Residences),
              Series A                                              6.375      12/01/2018     04/20/2013 2          556,754
----------------------------------------------------------------------------------------------------------------------------
   3,440,000  Suffolk County IDA (Family Residences),
              Series A                                              6.375      12/01/2018     02/03/2014 2        3,683,139

                    52 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    870,000  Suffolk County IDA
              (Huntington First Aid Squad)                          6.025%     11/01/2008     05/15/2007 2   $      895,169
----------------------------------------------------------------------------------------------------------------------------
     760,000  Suffolk County IDA
              (Independent Group Home Living)                       6.000      10/01/2020     07/27/2014 2          766,232
----------------------------------------------------------------------------------------------------------------------------
     735,000  Suffolk County IDA
              (L.I. Network Community Services)                     7.000      02/01/2014     02/01/2010 2          756,425
----------------------------------------------------------------------------------------------------------------------------
     520,000  Suffolk County IDA (Lifes WORC)                       6.000      10/01/2020     07/27/2014 2          524,264
----------------------------------------------------------------------------------------------------------------------------
     290,000  Suffolk County IDA
              (Mattituck-Laurel Library)                            6.000      09/01/2019 7   09/01/2010 1          323,498
----------------------------------------------------------------------------------------------------------------------------
     945,000  Suffolk County IDA
              (Nissequogue Cogeneration Partners)                   4.875      01/01/2008     02/11/2007 2          908,447
----------------------------------------------------------------------------------------------------------------------------
   5,250,000  Suffolk County IDA
              (Nissequogue Cogeneration Partners)                   5.300      01/01/2013     05/06/2011 2        5,002,568
----------------------------------------------------------------------------------------------------------------------------
     985,000  Suffolk County IDA
              (Pederson-Krager Center)                              6.375      11/01/2015     03/07/2012 2          993,461
----------------------------------------------------------------------------------------------------------------------------
     920,000  Suffolk County IDA
              (Pederson-Krager Center)                              6.400      02/01/2015     01/23/2011 2          929,044
----------------------------------------------------------------------------------------------------------------------------
     280,000  Suffolk County IDA (Suffolk Hotels)                   6.000      10/01/2020     07/27/2014 2          282,296
----------------------------------------------------------------------------------------------------------------------------
     100,000  Suffolk County Water Authority                        5.750      06/01/2010     06/01/2006 4          107,954
----------------------------------------------------------------------------------------------------------------------------
      30,000  Sullivan County GO                                    5.100      03/15/2011     03/15/2006 1           30,046
----------------------------------------------------------------------------------------------------------------------------
   6,750,000  Sullivan County IDA (Center for Discovery)            6.375      02/01/2020     07/28/2014 5        6,775,515
----------------------------------------------------------------------------------------------------------------------------
      30,000  Syracuse Hsg. Authority                               5.400      09/01/2021     09/01/2015 1           31,961
----------------------------------------------------------------------------------------------------------------------------
     175,000  Syracuse IDA (Crouse Irving Companies)                5.250      01/01/2017     01/01/2010 1          179,984
----------------------------------------------------------------------------------------------------------------------------
   1,330,000  Syracuse IDA
              (Crouse Irving Health Hospital)                       5.125      01/01/2009     01/13/2008 2        1,153,895
----------------------------------------------------------------------------------------------------------------------------
     730,000  Syracuse IDA (One Center Armory Garage)               6.750      12/01/2017     06/01/2006 1          742,352
----------------------------------------------------------------------------------------------------------------------------
     730,000  Syracuse SCHC
              (East Hill Village Apartments)                        6.125      11/01/2010     09/27/2008 2          721,240
----------------------------------------------------------------------------------------------------------------------------
   3,000,000  Tobacco Settlement Financing Corp. (TASC)             5.250      06/01/2012     06/01/2006 1        3,025,470
----------------------------------------------------------------------------------------------------------------------------
  11,905,000  Tobacco Settlement Financing Corp. (TASC)             5.250      06/01/2013     06/01/2008 1       12,405,010
----------------------------------------------------------------------------------------------------------------------------
   4,420,000  Tobacco Settlement Financing Corp. (TASC)             5.250      06/01/2013     06/01/2008 1        4,616,115
----------------------------------------------------------------------------------------------------------------------------
   2,220,000  Tobacco Settlement Financing Corp. (TASC)             5.250      06/01/2021     06/01/2013 1        2,386,966
----------------------------------------------------------------------------------------------------------------------------
  20,355,000  Tobacco Settlement Financing Corp. (TASC)             5.500      06/01/2010     06/01/2006 1       20,430,517
----------------------------------------------------------------------------------------------------------------------------
  19,550,000  Tobacco Settlement Financing Corp. (TASC)             5.500      06/01/2014     06/01/2009 1       20,757,017
----------------------------------------------------------------------------------------------------------------------------
   8,250,000  Tobacco Settlement Financing Corp. (TASC)             5.500      06/01/2015     06/01/2010 1        8,956,860
----------------------------------------------------------------------------------------------------------------------------
  11,900,000  Tobacco Settlement Financing Corp. (TASC)             5.500      06/01/2016     06/01/2008 1       12,757,990
----------------------------------------------------------------------------------------------------------------------------
   5,020,000  Tobacco Settlement Financing Corp. (TASC)             5.500      06/01/2017     06/01/2011 1        5,432,995
----------------------------------------------------------------------------------------------------------------------------
  21,000,000  Tobacco Settlement Financing Corp. (TASC)             5.500      06/01/2018     06/01/2012 1       22,872,570
----------------------------------------------------------------------------------------------------------------------------
  20,500,000  Tobacco Settlement Financing Corp. (TASC)             5.500      06/01/2019     06/01/2013 1       22,518,635
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  Tobacco Settlement Financing Corp. (TASC)             5.500      06/01/2020     06/01/2013 1        1,093,760
----------------------------------------------------------------------------------------------------------------------------
  18,395,000  Tobacco Settlement Financing Corp. (TASC)             5.500      06/01/2021     06/01/2013 1       20,070,417
----------------------------------------------------------------------------------------------------------------------------
  14,965,000  Tobacco Settlement Financing Corp. (TASC)             5.500      06/01/2022     06/01/2013 1       16,268,152

                    53 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    900,000  Tompkins County IDA (Kendall at Ithaca)               5.750%     07/01/2018     07/01/2008 1   $      927,963
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  Tompkins County IDA (Kendall at Ithaca)               6.000      07/01/2024     07/01/2008 1        2,069,060
----------------------------------------------------------------------------------------------------------------------------
      30,000  Tompkins Health Care Corp.
              (Reconstruction Home)                                 5.875      02/01/2033     02/01/2006 1           30,058
----------------------------------------------------------------------------------------------------------------------------
     280,000  Tompkins Health Care Corp.
              (Reconstruction Home)                                10.800      02/01/2028 7   02/01/2006 1          309,439
----------------------------------------------------------------------------------------------------------------------------
   2,125,000  Tonawanda HDC (Tonawanda Towers)                      6.150      10/01/2011     10/01/2007 1        2,219,733
----------------------------------------------------------------------------------------------------------------------------
      40,000  Triborough Bridge & Tunnel Authority                  5.000      01/01/2024     07/01/2006 1           40,056
----------------------------------------------------------------------------------------------------------------------------
     540,000  Triborough Bridge & Tunnel Authority,
              Series A                                              5.000      01/01/2024     07/01/2006 4          540,756
----------------------------------------------------------------------------------------------------------------------------
     580,000  TSASC, Inc. (TFABs)                                   3.750      07/15/2008     07/15/2008            578,741
----------------------------------------------------------------------------------------------------------------------------
      80,000  TSASC, Inc. (TFABs)                                   4.000      07/15/2009     07/15/2009             80,156
----------------------------------------------------------------------------------------------------------------------------
     275,000  TSASC, Inc. (TFABs)                                   4.250      07/15/2010     07/15/2010            275,052
----------------------------------------------------------------------------------------------------------------------------
      60,000  TSASC, Inc. (TFABs)                                   4.500      07/15/2012     07/15/2012             60,184
----------------------------------------------------------------------------------------------------------------------------
      75,000  TSASC, Inc. (TFABs)                                   5.000      07/15/2014     07/15/2012 1           76,655
----------------------------------------------------------------------------------------------------------------------------
     430,000  TSASC, Inc. (TFABs)                                   5.250      07/15/2011     07/15/2011            451,135
----------------------------------------------------------------------------------------------------------------------------
   2,150,000  TSASC, Inc. (TFABs)                                   5.375      07/15/2011     07/15/2006 6        2,225,551
----------------------------------------------------------------------------------------------------------------------------
   2,440,000  TSASC, Inc. (TFABs)                                   5.375      07/15/2012     07/15/2006 6        2,538,600
----------------------------------------------------------------------------------------------------------------------------
     225,000  TSASC, Inc. (TFABs)                                   5.400      07/15/2012     07/15/2007 6          235,568
----------------------------------------------------------------------------------------------------------------------------
   2,825,000  TSASC, Inc. (TFABs)                                   5.500      07/15/2013     07/15/2007 6        2,970,346
----------------------------------------------------------------------------------------------------------------------------
     345,000  TSASC, Inc. (TFABs)                                   5.500      07/15/2013     07/15/2008 6          364,389
----------------------------------------------------------------------------------------------------------------------------
     815,000  TSASC, Inc. (TFABs)                                   5.500      07/15/2013     07/15/2012 1          851,333
----------------------------------------------------------------------------------------------------------------------------
  45,340,000  TSASC, Inc. (TFABs)                                   5.500      07/15/2024     07/15/2012 1       46,450,830
----------------------------------------------------------------------------------------------------------------------------
     315,000  TSASC, Inc. (TFABs)                                   5.600      07/15/2014     07/15/2008 6          333,793
----------------------------------------------------------------------------------------------------------------------------
   5,315,000  TSASC, Inc. (TFABs)                                   5.700      07/15/2014     07/15/2009 1        5,625,449
----------------------------------------------------------------------------------------------------------------------------
     150,000  TSASC, Inc. (TFABs)                                   5.750      07/15/2015     07/15/2009 1          158,976
----------------------------------------------------------------------------------------------------------------------------
   2,495,000  TSASC, Inc. (TFABs)                                   5.750      07/15/2032     07/15/2012 1        2,570,898
----------------------------------------------------------------------------------------------------------------------------
     250,000  TSASC, Inc. (TFABs)                                   5.875      07/15/2015     07/15/2009 1          262,388
----------------------------------------------------------------------------------------------------------------------------
   6,575,000  TSASC, Inc. (TFABs)                                   5.875      07/15/2016     07/15/2009 1        6,933,864
----------------------------------------------------------------------------------------------------------------------------
   3,520,000  TSASC, Inc. (TFABs)                                   5.900      07/15/2017     07/15/2009 1        3,710,256
----------------------------------------------------------------------------------------------------------------------------
     275,000  TSASC, Inc. (TFABs)                                   5.900      07/15/2017     07/15/2009 1          289,864
----------------------------------------------------------------------------------------------------------------------------
   1,200,000  TSASC, Inc. (TFABs)                                   6.000      07/15/2018     07/15/2009 1        1,267,212
----------------------------------------------------------------------------------------------------------------------------
   2,490,000  TSASC, Inc. (TFABs)                                   6.000      07/15/2018     07/15/2009 1        2,629,465
----------------------------------------------------------------------------------------------------------------------------
   4,900,000  TSASC, Inc. (TFABs)                                   6.000      07/15/2019     07/15/2009 1        5,155,241
----------------------------------------------------------------------------------------------------------------------------
   4,630,000  TSASC, Inc. (TFABs)                                   6.000      07/15/2019     07/15/2009 1        4,871,177
----------------------------------------------------------------------------------------------------------------------------
   5,565,000  TSASC, Inc. (TFABs)                                   6.000      07/15/2020     07/15/2009 1        5,836,294
----------------------------------------------------------------------------------------------------------------------------
   2,280,000  TSASC, Inc. (TFABs)                                   6.000      07/15/2020     07/15/2009 1        2,391,150
----------------------------------------------------------------------------------------------------------------------------
   2,310,000  TSASC, Inc. (TFABs)                                   6.000      07/15/2021     07/15/2009 1        2,422,613
----------------------------------------------------------------------------------------------------------------------------
  47,080,000  TSASC, Inc. (TFABs)                                   6.250      07/15/2027     07/15/2009 1       49,448,595
----------------------------------------------------------------------------------------------------------------------------
  31,460,000  TSASC, Inc. (TFABs)                                   6.250      07/15/2034 7   07/15/2009 1       33,000,911
----------------------------------------------------------------------------------------------------------------------------
  65,080,000  TSASC, Inc. (TFABs)                                   6.375      07/15/2039 7   07/15/2009 1       68,528,589

                    54 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     10,000  Ulster County GO                                      5.400%     11/15/2015     05/15/2006 1   $       10,182
----------------------------------------------------------------------------------------------------------------------------
     100,000  Ulster County IDA (Benedictine Hospital)              6.250      06/01/2008     06/16/2007 2          100,104
----------------------------------------------------------------------------------------------------------------------------
     830,000  Ulster County Tobacco Asset
              Securitization Corp.                                  0.000 11   06/01/2040     06/01/2018 1          667,669
----------------------------------------------------------------------------------------------------------------------------
     200,000  Ulster County Tobacco Asset
              Securitization Corp.                                  6.000      06/01/2040     06/01/2012 1          209,794
----------------------------------------------------------------------------------------------------------------------------
  10,650,000  Ulster County Tobacco Asset
              Securitization Corp.                                  6.750      06/01/2030 7   06/01/2011 1       11,614,145
----------------------------------------------------------------------------------------------------------------------------
   1,575,000  United Nations Devel. Corp.                           5.250      07/01/2013     01/01/2008 1        1,627,085
----------------------------------------------------------------------------------------------------------------------------
   1,565,000  United Nations Devel. Corp.                           5.250      07/01/2015     01/01/2008 1        1,617,068
----------------------------------------------------------------------------------------------------------------------------
     500,000  United Nations Devel. Corp., Series A                 5.250      07/01/2014     01/01/2008 1          516,535
----------------------------------------------------------------------------------------------------------------------------
   5,700,000  United Nations Devel. Corp., Series A                 5.250      07/01/2018     01/01/2008 1        5,884,053
----------------------------------------------------------------------------------------------------------------------------
   6,530,000  United Nations Devel. Corp., Series A                 5.250      07/01/2019     01/01/2008 1        6,740,854
----------------------------------------------------------------------------------------------------------------------------
   6,900,000  United Nations Devel. Corp., Series A                 5.250      07/01/2020     01/01/2008 1        7,122,801
----------------------------------------------------------------------------------------------------------------------------
   2,450,000  United Nations Devel. Corp., Series A                 5.250      07/01/2021     01/01/2008 1        2,529,111
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  United Nations Devel. Corp., Series A                 5.250      07/01/2022     01/01/2008 1        2,064,580
----------------------------------------------------------------------------------------------------------------------------
   2,040,000  United Nations Devel. Corp., Series A                 5.250      07/01/2023     01/01/2008 1        2,105,872
----------------------------------------------------------------------------------------------------------------------------
   3,020,000  United Nations Devel. Corp., Series A                 5.250      07/01/2024     01/01/2008 1        3,117,516
----------------------------------------------------------------------------------------------------------------------------
     200,000  United Nations Devel. Corp., Series A                 5.250      07/01/2026     07/01/2006 1          206,262
----------------------------------------------------------------------------------------------------------------------------
      15,000  Upper Mohawk Valley Regional Water
              Finance Authority                                     5.125      10/01/2016     10/01/2007 1           15,620
----------------------------------------------------------------------------------------------------------------------------
     295,000  Utica GO                                              6.200      01/15/2014     01/15/2010 1          319,346
----------------------------------------------------------------------------------------------------------------------------
     320,000  Utica GO                                              6.250      01/15/2015     01/15/2010 1          347,037
----------------------------------------------------------------------------------------------------------------------------
     110,000  Utica IDA (Utica College Civic Facility)              5.300      08/01/2008     08/13/2007 2          110,450
----------------------------------------------------------------------------------------------------------------------------
   1,710,000  Utica IDA (Utica College Civic Facility)              6.375      12/01/2011     08/03/2009 2        1,755,982
----------------------------------------------------------------------------------------------------------------------------
   1,770,000  Utica IDA (Utica College Civic Facility)              6.875      12/01/2034     06/01/2009 1        1,881,386
----------------------------------------------------------------------------------------------------------------------------
      40,000  Utica SCHC (Steinhorst Apartments)                    6.500      04/15/2008     10/18/2006 5           40,630
----------------------------------------------------------------------------------------------------------------------------
     250,000  Utica Senior Citizens Hsg. (Multifamily)              5.550      12/01/2017     06/01/2006 1          258,148
----------------------------------------------------------------------------------------------------------------------------
     180,000  Valley Health Development Corp.                       6.750      05/20/2022     05/20/2010 1          206,582
----------------------------------------------------------------------------------------------------------------------------
      15,000  Victor GO                                             4.800      12/15/2017     06/15/2006 1           15,408
----------------------------------------------------------------------------------------------------------------------------
      45,000  Westchester County Healthcare Corp.                   5.375      11/01/2020     11/10/2010 1           48,149
----------------------------------------------------------------------------------------------------------------------------
     190,000  Westchester County IDA
              (Beth Abraham Hospital)                               7.250      12/01/2009     07/02/2008 2          197,064
----------------------------------------------------------------------------------------------------------------------------
      50,000  Westchester County IDA (Children's Village)           5.100      03/15/2009     03/15/2009             51,761
----------------------------------------------------------------------------------------------------------------------------
     305,000  Westchester County IDA (Clearview School)             6.600      01/01/2014     05/27/2010 2          308,584
----------------------------------------------------------------------------------------------------------------------------
   1,835,000  Westchester County IDA
              (Guiding Eyes for the Blind)                          4.500      08/01/2012     10/01/2009 2        1,830,596
----------------------------------------------------------------------------------------------------------------------------
      70,000  Westchester County IDA (JDAM)                         6.500      04/01/2009 7   04/01/2008 1           71,168
----------------------------------------------------------------------------------------------------------------------------
   1,130,000  Westchester County IDA (JDAM)                         6.750      04/01/2016 7   07/01/2008 1        1,157,425
----------------------------------------------------------------------------------------------------------------------------
   2,250,000  Westchester County IDA
              (Rippowam-Cisqua School)                              5.750      06/01/2029     06/01/2011 1        2,313,023

                    55 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  3,155,000  Westchester County IDA
              (Schnurmacher Center)                                 6.000%     11/01/2011     07/03/2009 2   $    3,293,915
----------------------------------------------------------------------------------------------------------------------------
     110,000  Westchester County IDA
              (Westchester Airport Assoc.)                          5.850      08/01/2014     02/01/2006 1          112,112
----------------------------------------------------------------------------------------------------------------------------
     480,000  Westchester County IDA
              (Westchester Airport Assoc.)                          5.950      08/01/2024 7   02/01/2006 1          480,874
----------------------------------------------------------------------------------------------------------------------------
     250,000  Westchester County IDA
              (Westchester Resco Company)                           5.500      07/01/2009     07/01/2007 1          257,403
----------------------------------------------------------------------------------------------------------------------------
      30,000  Westchester County IDA (Winward School)               5.200      10/01/2021     10/01/2011 1           31,456
----------------------------------------------------------------------------------------------------------------------------
  18,000,000  Westchester County Tobacco Asset
              Securitization Corp.                                  0.000 11   07/15/2039 7   07/15/2017 4       18,688,860
----------------------------------------------------------------------------------------------------------------------------
  14,000,000  Westchester County Tobacco Asset
              Securitization Corp. 8                                4.500      06/01/2021     08/03/2009 2       13,856,780
----------------------------------------------------------------------------------------------------------------------------
   8,500,000  Westchester County Tobacco Asset
              Securitization Corp.                                  5.000      06/01/2026     07/07/2014 2        8,334,420
----------------------------------------------------------------------------------------------------------------------------
     495,000  Yonkers IDA (Hudson Scenic Studio)                    5.875      11/01/2007     05/08/2007 2          498,554
----------------------------------------------------------------------------------------------------------------------------
     205,000  Yonkers IDA
              (Michael Malotz Skilled Nursing Pavilion)             5.450      02/01/2029     02/01/2009 1          213,903
----------------------------------------------------------------------------------------------------------------------------
      40,000  Yonkers IDA
              (Michael Malotz Skilled Nursing Pavilion)             5.650      02/01/2039     02/01/2009 1           41,932
----------------------------------------------------------------------------------------------------------------------------
   1,455,000  Yonkers IDA
              (Monastery Manor Associates)                          5.000      04/01/2025     04/01/2015 1        1,502,229
----------------------------------------------------------------------------------------------------------------------------
      80,000  Yonkers IDA (Philipsburgh Hall Associates)            6.750      11/01/2008     11/24/2007 2           79,675
----------------------------------------------------------------------------------------------------------------------------
   2,465,000  Yonkers IDA (St. John's Riverside Hospital)           6.800      07/01/2016     02/26/2012 5        2,587,437
----------------------------------------------------------------------------------------------------------------------------
     600,000  Yonkers IDA
              (St. Joseph's Hospital), Series 98-B                  5.900      03/01/2008     03/01/2007 2          586,098
                                                                                                             ---------------
                                                                                                              3,611,151,539
----------------------------------------------------------------------------------------------------------------------------
 OTHER STATES--0.5%
  20,400,000  NJ Tobacco Settlement Financing
              Corp. (TASC)                                          5.750      06/01/2032     02/02/2012 5       21,203,148
----------------------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--14.3%
   5,000,000  Guam Airport Authority, Series C                      5.375      10/01/2019     10/01/2013 1        5,358,650
----------------------------------------------------------------------------------------------------------------------------
   6,000,000  Guam Airport Authority, Series C                      5.375      10/01/2020     10/01/2013 1        6,422,220
----------------------------------------------------------------------------------------------------------------------------
     192,000  Guam EDA (TASC)                                       0.000 11   05/15/2014     05/15/2014            175,108
----------------------------------------------------------------------------------------------------------------------------
     430,000  Guam EDA (TASC)                                       5.000      05/15/2022     01/12/2007 5          435,655
----------------------------------------------------------------------------------------------------------------------------
   1,950,000  Guam EDA (TASC)                                       5.400      05/15/2031     08/06/2010 5        1,978,451
----------------------------------------------------------------------------------------------------------------------------
     215,000  Guam EDA (TASC)                                       5.500      05/15/2041     05/15/2011 1          215,828
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  Guam GO, Series A                                     6.000      09/01/2006     03/01/2006 1        1,003,600
----------------------------------------------------------------------------------------------------------------------------
      25,000  Guam Power Authority                                  5.000      10/01/2024     10/01/2009 1           26,374
----------------------------------------------------------------------------------------------------------------------------
     580,000  Guam Power Authority, Series A                        5.250      10/01/2013     04/01/2006 1          580,122
----------------------------------------------------------------------------------------------------------------------------
     620,000  Guam Power Authority, Series A                        5.250      10/01/2023     04/01/2006 1          620,924
----------------------------------------------------------------------------------------------------------------------------
      40,000  Guam Power Authority, Series A                        5.250      10/01/2034     10/01/2009 1           42,321
----------------------------------------------------------------------------------------------------------------------------
     125,000  Northern Mariana Islands, Series A                    6.000      06/01/2014 7   06/01/2010 1          132,573

                    56 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$  3,000,000  Northern Mariana Islands, Series A                    6.000%     06/01/2020 7   06/01/2010 1   $    3,170,400
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  Northern Mariana Islands, Series A                    6.750      10/01/2033     10/01/2013 1        2,189,520
----------------------------------------------------------------------------------------------------------------------------
     195,000  Puerto Rico Aqueduct & Sewer Authority                5.000      07/01/2015     07/01/2006 1          198,299
----------------------------------------------------------------------------------------------------------------------------
     855,000  Puerto Rico Aqueduct & Sewer Authority                5.000      07/01/2019     07/01/2008 1          873,015
----------------------------------------------------------------------------------------------------------------------------
      90,000  Puerto Rico Aqueduct & Sewer Authority                5.000      07/01/2019     07/01/2006 1           92,032
----------------------------------------------------------------------------------------------------------------------------
     375,000  Puerto Rico Children's Trust Fund (TASC)              4.100      05/15/2013     05/15/2013            368,081
----------------------------------------------------------------------------------------------------------------------------
     200,000  Puerto Rico Children's Trust Fund (TASC)              4.250      05/15/2014     05/15/2014            196,535
----------------------------------------------------------------------------------------------------------------------------
   2,500,000  Puerto Rico Children's Trust Fund (TASC)              5.000      05/15/2008     05/15/2008          2,564,825
----------------------------------------------------------------------------------------------------------------------------
 214,020,000  Puerto Rico Children's Trust Fund (TASC)              5.375      05/15/2033     05/15/2012 1      218,049,997
----------------------------------------------------------------------------------------------------------------------------
      20,000  Puerto Rico Children's Trust Fund (TASC)              5.750      07/01/2020     11/16/2008 5           21,154
----------------------------------------------------------------------------------------------------------------------------
   4,000,000  Puerto Rico Commonwealth GO                           5.000      07/01/2018     07/01/2008 1        4,182,680
----------------------------------------------------------------------------------------------------------------------------
   6,250,000  Puerto Rico Commonwealth GO                           5.000      07/01/2024     07/01/2014 1        6,411,000
----------------------------------------------------------------------------------------------------------------------------
   5,970,000  Puerto Rico Commonwealth GO                           5.000      07/01/2025     07/01/2014 1        6,106,952
----------------------------------------------------------------------------------------------------------------------------
      50,000  Puerto Rico Commonwealth GO                           5.000      07/01/2026     07/01/2008 1           50,684
----------------------------------------------------------------------------------------------------------------------------
      30,000  Puerto Rico Commonwealth GO                           5.000      07/01/2028     07/01/2013 1           30,301
----------------------------------------------------------------------------------------------------------------------------
   4,000,000  Puerto Rico Commonwealth GO                           5.250      07/01/2017     07/01/2013 1        4,228,360
----------------------------------------------------------------------------------------------------------------------------
   2,430,000  Puerto Rico Commonwealth GO                           5.250      07/01/2021     07/01/2014 1        2,573,419
----------------------------------------------------------------------------------------------------------------------------
   4,575,000  Puerto Rico Commonwealth GO                           5.250      07/01/2023     07/01/2014 1        4,811,894
----------------------------------------------------------------------------------------------------------------------------
   3,850,000  Puerto Rico Commonwealth GO                           5.250      07/01/2024     07/01/2013 1        4,037,149
----------------------------------------------------------------------------------------------------------------------------
   1,925,000  Puerto Rico Commonwealth GO                           5.250      07/01/2027 7   07/01/2011 1        2,052,589
----------------------------------------------------------------------------------------------------------------------------
   6,060,000  Puerto Rico Commonwealth GO                           5.375      07/01/2028     07/01/2011 1        6,345,668
----------------------------------------------------------------------------------------------------------------------------
     195,000  Puerto Rico Electric Power Authority                  5.000      07/01/2028     07/01/2008 1          203,223
----------------------------------------------------------------------------------------------------------------------------
      70,000  Puerto Rico Electric Power Authority,
              Series AA                                             5.375      07/01/2027     07/01/2007 1           72,844
----------------------------------------------------------------------------------------------------------------------------
      30,000  Puerto Rico Electric Power Authority,
              Series DD                                             5.000      07/01/2028     07/01/2010 1           30,554
----------------------------------------------------------------------------------------------------------------------------
      10,000  Puerto Rico Electric Power Authority,
              Series EE                                             5.250      07/01/2014     07/01/2008 1           10,579
----------------------------------------------------------------------------------------------------------------------------
  11,565,000  Puerto Rico GO                                        5.250      07/01/2022     07/01/2013 1       12,187,428
----------------------------------------------------------------------------------------------------------------------------
      55,000  Puerto Rico HBFA                                      5.850      10/01/2009     04/01/2006 1           55,781
----------------------------------------------------------------------------------------------------------------------------
     810,000  Puerto Rico HBFA                                      6.100      10/01/2015     04/01/2006 1          820,789
----------------------------------------------------------------------------------------------------------------------------
     575,000  Puerto Rico HBFA                                      6.250      04/01/2029 7   04/01/2006 1          584,355
----------------------------------------------------------------------------------------------------------------------------
   2,560,000  Puerto Rico HFA                                       5.000      12/01/2019     12/01/2013 1        2,706,406
----------------------------------------------------------------------------------------------------------------------------
     250,000  Puerto Rico HFA (Single Family)                       5.000      12/01/2020     12/01/2013 1          263,950
----------------------------------------------------------------------------------------------------------------------------
     140,000  Puerto Rico HFC                                       5.100      12/01/2018     12/01/2010 1          142,860
----------------------------------------------------------------------------------------------------------------------------
      60,000  Puerto Rico HFC 8                                     7.300      04/01/2006     04/01/2006             60,123
----------------------------------------------------------------------------------------------------------------------------
      45,000  Puerto Rico HFC 8                                     7.300      10/01/2006     04/01/2006 1           45,095
----------------------------------------------------------------------------------------------------------------------------
      20,000  Puerto Rico HFC                                       7.400      04/01/2007     04/01/2006 1           20,042
----------------------------------------------------------------------------------------------------------------------------
   1,385,000  Puerto Rico HFC                                       7.500      10/01/2015 7   04/01/2006 1        1,387,216
----------------------------------------------------------------------------------------------------------------------------
   2,825,000  Puerto Rico HFC                                       7.500      04/01/2022 7   04/01/2006 1        2,873,703

                    57 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$     60,000  Puerto Rico Highway &
              Transportation Authority                              5.000%     07/01/2022     07/01/2008 1   $       61,210
----------------------------------------------------------------------------------------------------------------------------
      30,000  Puerto Rico Highway &
              Transportation Authority                              5.000      07/01/2028     07/01/2008 1           31,139
----------------------------------------------------------------------------------------------------------------------------
      25,000  Puerto Rico Highway &
              Transportation Authority                              5.000      07/01/2028     07/01/2008 1           25,251
----------------------------------------------------------------------------------------------------------------------------
     230,000  Puerto Rico Highway &
              Transportation Authority                              5.750      07/01/2020     07/01/2013 1          251,965
----------------------------------------------------------------------------------------------------------------------------
   7,000,000  Puerto Rico Highway &
              Transportation Authority, Series E                    5.750      07/01/2024     07/01/2012 1        7,645,120
----------------------------------------------------------------------------------------------------------------------------
   5,400,000  Puerto Rico Highway &
              Transportation Authority, Series K                    5.000      07/01/2017     07/01/2015 1        5,662,224
----------------------------------------------------------------------------------------------------------------------------
  11,855,000  Puerto Rico Highway &
              Transportation Authority, Series K 10                 5.000      07/01/2021     07/01/2015 1       12,309,165
----------------------------------------------------------------------------------------------------------------------------
   3,275,000  Puerto Rico Highway &
              Transportation Authority, Series K                    5.000      07/01/2023     07/01/2015 1        3,374,920
----------------------------------------------------------------------------------------------------------------------------
  12,760,000  Puerto Rico Highway &
              Transportation Authority, Series K                    5.000      07/01/2024     07/01/2015 1       13,119,577
----------------------------------------------------------------------------------------------------------------------------
   4,545,000  Puerto Rico Highway &
              Transportation Authority, Series K 10                 5.000      07/01/2025     07/01/2015 1        4,659,034
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  Puerto Rico Highway &
              Transportation Authority, Series K                    5.000      07/01/2026     07/01/2015 1        2,042,480
----------------------------------------------------------------------------------------------------------------------------
   6,000,000  Puerto Rico Highway &
              Transportation Authority, Series K                    5.000      07/01/2027     07/01/2015 1        6,113,640
----------------------------------------------------------------------------------------------------------------------------
  11,190,000  Puerto Rico Highway &
              Transportation Authority, Series K                    5.000      07/01/2030     07/01/2015 1       11,291,158
----------------------------------------------------------------------------------------------------------------------------
   1,635,000  Puerto Rico IMEPCF
              (American Home Products)                              5.100      12/01/2018     06/01/2006 1        1,669,858
----------------------------------------------------------------------------------------------------------------------------
   6,550,000  Puerto Rico IMEPCF (PepsiCo)                          6.250      11/15/2013     05/15/2006 1        6,829,816
----------------------------------------------------------------------------------------------------------------------------
   7,175,000  Puerto Rico IMEPCF (PepsiCo)                          6.250      11/15/2013     05/15/2006 1        7,297,549
----------------------------------------------------------------------------------------------------------------------------
      10,000  Puerto Rico Infrastructure                            5.000      07/01/2016     01/01/2008 1           10,437
----------------------------------------------------------------------------------------------------------------------------
      35,000  Puerto Rico Infrastructure                            5.500      10/01/2040     10/01/2010 4           37,800
----------------------------------------------------------------------------------------------------------------------------
      55,000  Puerto Rico ITEMECF
              (Ana G. Mendez University)                            5.375      02/01/2019     02/01/2011 1           56,481
----------------------------------------------------------------------------------------------------------------------------
  18,425,000  Puerto Rico ITEMECF
              (Cogeneration Facilities)                             6.625      06/01/2026 7   06/01/2010 1       20,113,467
----------------------------------------------------------------------------------------------------------------------------
   1,500,000  Puerto Rico ITEMECF (Dr. Pila Hospital)               6.125      08/01/2025     02/01/2006 1        1,525,890
----------------------------------------------------------------------------------------------------------------------------
      25,000  Puerto Rico ITEMECF
              (Hospital Auxilio Mutuo)                              5.500      07/01/2026     07/01/2007 1           26,080
----------------------------------------------------------------------------------------------------------------------------
     500,000  Puerto Rico ITEMECF
              (Hospital Auxilio Mutuo)                              6.250      07/01/2016     07/01/2006 1          506,210
----------------------------------------------------------------------------------------------------------------------------
      75,000  Puerto Rico ITEMECF
              (Hospital de la Concepcion)                           6.125      11/15/2025     11/15/2010 1           82,628

                    58 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$    750,000  Puerto Rico ITEMECF
              (Hospital de la Concepcion)                           6.375%     11/15/2015     11/15/2010 1   $      837,683
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  Puerto Rico ITEMECF
              (Hospital de la Concepcion)                           6.500      11/15/2020     11/15/2010 1        2,238,200
----------------------------------------------------------------------------------------------------------------------------
     415,000  Puerto Rico ITEMECF
              (Mennonite General Hospital)                          6.375      07/01/2006     06/30/2006 2          415,921
----------------------------------------------------------------------------------------------------------------------------
   1,830,000  Puerto Rico ITEMECF
              (Mennonite General Hospital)                          6.500      07/01/2012     07/01/2008 1        1,843,798
----------------------------------------------------------------------------------------------------------------------------
     865,000  Puerto Rico ITEMECF
              (Ryder Memorial Hospital)                             6.400      05/01/2009     05/01/2006 1          866,765
----------------------------------------------------------------------------------------------------------------------------
      25,000  Puerto Rico ITEMECF
              (Teachers Retirement)                                 5.500      07/01/2021     07/01/2006 1           25,752
----------------------------------------------------------------------------------------------------------------------------
     100,000  Puerto Rico ITEMECF
              (Teachers Retirement)                                 5.500      07/01/2021     07/01/2006 1          103,035
----------------------------------------------------------------------------------------------------------------------------
   1,075,000  Puerto Rico Municipal Finance Agency
              RITES 8                                               7.207 12   08/01/2013     02/01/2009 1        1,266,866
----------------------------------------------------------------------------------------------------------------------------
   2,500,000  Puerto Rico Municipal Finance Agency,
              Series A                                              5.250      08/01/2023     08/01/2015 1        2,642,600
----------------------------------------------------------------------------------------------------------------------------
   5,000,000  Puerto Rico Municipal Finance Agency,
              Series A                                              5.250      08/01/2024     08/01/2015 1        5,273,250
----------------------------------------------------------------------------------------------------------------------------
     110,000  Puerto Rico Municipal Finance Agency,
              Series A                                              5.500      07/01/2017     07/01/2007 1          115,066
----------------------------------------------------------------------------------------------------------------------------
   5,000,000  Puerto Rico Municipal Finance Agency,
              Series A                                              5.500      08/01/2017     07/01/2007 1        5,404,300
----------------------------------------------------------------------------------------------------------------------------
      50,000  Puerto Rico Municipal Finance Agency,
              Series A                                              5.500      07/01/2021     07/01/2007 1           52,386
----------------------------------------------------------------------------------------------------------------------------
      70,000  Puerto Rico Port Authority, Series C                  7.300      07/01/2007 7   07/01/2006 1           71,619
----------------------------------------------------------------------------------------------------------------------------
     160,000  Puerto Rico Port Authority, Series D                  6.000      07/01/2021 7   07/01/2006 1          160,685
----------------------------------------------------------------------------------------------------------------------------
     515,000  Puerto Rico Port Authority, Series D                  7.000      07/01/2014 7   07/01/2006 1          517,869
----------------------------------------------------------------------------------------------------------------------------
   6,000,000  Puerto Rico Public Buildings Authority                5.000      12/01/2018     12/01/2013 1        6,356,400
----------------------------------------------------------------------------------------------------------------------------
   5,000,000  Puerto Rico Public Buildings Authority                5.250      07/01/2029     07/01/2014 1        5,190,950
----------------------------------------------------------------------------------------------------------------------------
  41,370,000  Puerto Rico Public Buildings Authority                5.250      07/01/2033     07/01/2014 1       42,628,062
----------------------------------------------------------------------------------------------------------------------------
   9,000,000  Puerto Rico Public Buildings Authority                5.500      07/01/2024     07/01/2014 1        9,676,080
----------------------------------------------------------------------------------------------------------------------------
   2,065,000  Puerto Rico Public Buildings Authority,
              Series D                                              5.125      07/01/2024     07/01/2012 1        2,125,339
----------------------------------------------------------------------------------------------------------------------------
   9,910,000  Puerto Rico Public Finance Corp.                      5.750      08/01/2027     02/01/2012 3       10,714,890
----------------------------------------------------------------------------------------------------------------------------
     255,000  Puerto Rico Public Finance Corp., Series E            5.500      08/01/2029     02/01/2012 1          266,776
----------------------------------------------------------------------------------------------------------------------------
      80,000  Tobacco Settlement Financing Corp.
              (TASC)                                                0.000 11   05/15/2014     05/15/2014             72,301
----------------------------------------------------------------------------------------------------------------------------
     200,000  University of Puerto Rico                             5.500      06/01/2012 7   06/01/2006 1          200,324
----------------------------------------------------------------------------------------------------------------------------
     460,000  University of Puerto Rico, Series M                   5.250      06/01/2025     06/01/2007 1          467,512
----------------------------------------------------------------------------------------------------------------------------
      25,000  University of Puerto Rico, Series M                   5.500      06/01/2015     06/01/2006 1           25,421
----------------------------------------------------------------------------------------------------------------------------
     415,000  University of Puerto Rico, Series O                   5.375      06/01/2030     06/01/2006 1          418,150

                    59 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               EFFECTIVE
   PRINCIPAL                                                                                   MATURITY*              VALUE
      AMOUNT                                                       COUPON        MATURITY    (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$    25,000   V.I. Hsg. Finance Authority, Series A                 6.500%     03/01/2025 7   03/01/2006 1   $       25,341
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  V.I. Port Authority, Series A                         5.250      09/01/2018     09/01/2010 1        1,055,060
----------------------------------------------------------------------------------------------------------------------------
   2,650,000  V.I. Public Finance Authority (Hovensa)               5.875      07/01/2022     07/01/2014 1        2,874,879
----------------------------------------------------------------------------------------------------------------------------
   2,000,000  V.I. Public Finance Authority, Series A               5.250      10/01/2022     10/01/2014 1        2,139,500
----------------------------------------------------------------------------------------------------------------------------
   1,000,000  V.I. Public Finance Authority, Series A               5.250      10/01/2023     10/01/2014 1        1,067,490
----------------------------------------------------------------------------------------------------------------------------
  10,000,000  V.I. Public Finance Authority, Series A               5.500      10/01/2015     10/01/2008 1       10,477,700
----------------------------------------------------------------------------------------------------------------------------
     180,000  V.I. Public Finance Authority, Series A               5.500      10/01/2022     10/01/2008 1          189,877
----------------------------------------------------------------------------------------------------------------------------
   1,115,000  V.I. Public Finance Authority, Series A               5.625      10/01/2010     11/09/2008 2        1,162,722
----------------------------------------------------------------------------------------------------------------------------
     285,000  V.I. Public Finance Authority, Series A               5.625      10/01/2025     10/01/2010 1          297,560
----------------------------------------------------------------------------------------------------------------------------
  21,030,000  V.I. Public Finance Authority, Series A               6.125      10/01/2029 7   10/01/2010 1       23,105,240
----------------------------------------------------------------------------------------------------------------------------
   9,820,000  V.I. Public Finance Authority, Series A               6.375      10/01/2019 7   01/01/2010 1       10,957,451
----------------------------------------------------------------------------------------------------------------------------
  12,000,000  V.I. Public Finance Authority, Series A               6.500      10/01/2024 7   10/01/2010 1       13,344,000
----------------------------------------------------------------------------------------------------------------------------
   2,665,000  V.I. Public Finance Authority, Series E               5.875      10/01/2018     10/01/2008 1        2,818,824
----------------------------------------------------------------------------------------------------------------------------
     900,000  V.I. Tobacco Settlement Financing
              Corp. (TASC)                                          0.000 11   05/15/2008     05/15/2008            825,993
----------------------------------------------------------------------------------------------------------------------------
   1,015,000  V.I. Tobacco Settlement Financing
              Corp. (TASC)                                          0.000 11   05/15/2012     12/28/2009 2          923,538
----------------------------------------------------------------------------------------------------------------------------
   1,650,000  V.I. Tobacco Settlement Financing
              Corp. (TASC)                                          5.000      05/15/2021     05/08/2010 5        1,651,056
----------------------------------------------------------------------------------------------------------------------------
   1,440,000  V.I. Tobacco Settlement Financing
              Corp. (TASC)                                          5.000      05/15/2031     09/01/2015 2        1,422,576
----------------------------------------------------------------------------------------------------------------------------
   1,470,000  V.I. Water & Power Authority                          5.375      07/01/2010     07/01/2008 1        1,526,183
                                                                                                             ---------------
                                                                                                                587,597,417

----------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS, AT VALUE (COST $4,141,885,634)--102.7%                                                   4,219,952,104
----------------------------------------------------------------------------------------------------------------------------
  LIABILITIES IN EXCESS OF OTHER ASSETS--(2.7)                                                                 (111,396,385)
                                                                                                             ---------------
  NET ASSETS--100.0%                                                                                         $4,108,555,719
                                                                                                             ===============

FOOTNOTES TO STATEMENT OF INVESTMENTS

* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

1. Optional call date; corresponds to the most conservative yield calculation.

2. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

3. Date of mandatory put.

4. Date of prefunded call, or maturity date if escrowed to maturity.

5. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

6. Date of planned principal payment.

7. Security also has mandatory sinking fund principal payments prior to maturity and an average life which is shorter than the stated final maturity.

8. Illiquid security. The aggregate value of illiquid securities as of December
31, 2005 was $78,595,332, which represents 1.91% of the Fund's net assets. See
Note 5 of Notes to Financial Statements.

                    60 | LIMITED TERM NEW YORK MUNICIPAL FUND

9. Issue is in default. Non-income producing. See Note 1 of Notes to Financial
Statements.

10. When-issued security or forward commitment to be delivered and settled after
December 31, 2005. See Note 1 of Notes to Financial Statements.

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12. Represents the current interest rate for a variable rate bond known as an
"inverse floater." See Note 1 of Notes to Financial Statements.

13. Zero coupon bond reflects effective yield on the date of purchase.

                    61 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO ABBREVIATIONS  December 31, 2005
--------------------------------------------------------------------------------

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ACDS        Association for Children with Down Syndrome
ACLD        Adults and Children with Learning and Developmental Disabilities
ALIA        Alliance of Long Island Agencies
ASMF        Amsterdam Sludge Management Facility
BID         Business Improvement District
BOCES       Board of Cooperative Education Services
CAB         Capital Appreciation Bond
CCDRCA      Catholic Charities of the Diocese of Rockville Centre and Affiliates
CCFDP       Child Care Facilities Development Program
CFGA        Child and Family Guidance Association
CHSLI       Catholic Health Services of Long Island
CMA         Community Mainstreaming Associates, Inc.
Con Ed      Consolidated Edison Company
COP         Certificates of Participation
CRR         Center for Rapid Recovery
CSD         Central School District
CSMR        Community Services for the Mentally Retarded
DA          Dormitory Authority
DIAMONDS    Direct Investment of Accrued Municipals
EDA         Economic Development Authority
EFC         Environmental Facilities Corp.
ERDA        Energy Research and Development Authority
FHA         Federal Housing Agency
FNHC        Ferncilff Nursing Home Company
FREE        Family Residences and Essential Enterprises
GO          General Obligation
GSHMC       Good Samaritan Hospital Medical Center
HBFA        Housing Bank and Finance Agency
HDC         Housing Development Corp.
HFA         Housing Finance Agency/Authority
HFC         Housing Finance Corp.
HJDOI       Hospital for Joint Diseases Orthopedic Institute
HKSB        Helen Keller Services for the Blind
IDA         Industrial Development Agency
IGHL        Independent Group Home for Living
IMEPCF      Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF     Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JDAM        Julia Dyckman Andrus Memorial
JFK         John Fitzgerald Kennedy
KR          Kateri Residence
L.I.        Long Island
LGAC        Local Government Assistance Corp.
LGSC        Local Government Services Corporation
LILCO       Long Island Lighting Corporation
MMC         Mercy Medical Center
MMWNHC      Mary Manning Walsh Nursing Home Company
MSH/NYU     Mount Sinai Hospital/New York University
MTA         Metropolitan Transportation Authority
NIH         New Island Hospital
NIMO        Niagara Mohawk Power Corporation
NY/NJ       New York/New Jersey
NYC         New York City
NYS         New York State
NYU         New York University
PACES       Potsdam Auxiliary and College Educational Service
Res Rec     Resource Recovery Facility
RIBS        Residual Interest Bonds
RIT         Rochester Institute of Technology
RITES       Residual Interest Tax Exempt Security
ROLs        Residual Option Longs
SCHC        Senior Citizen Housing Corporation
SCHRC       St. Charles Hospital and Rehabilitation Center
SCSB        Schuyler Community Services Board
SCSMC       St. Catherine of Sienna Medical Center
SFH         St. Francis Hospital
SNCH        South Nassau Communities Hospital
SONYMA      State of New York Mortgage Agency
SUNY        State University of New York
SV          Sienna Village
TASC        Tobacco Settlement Asset-Backed Bonds
TFABs       Tobacco Flexible Amortization Bonds
UDC         Urban Development Corp.
V.I.        United States Virgin Islands
WORCA       Working Organization for Retarded Children and Adults
WUH         Wintrop University Hospital
YMCA        Young Men's Christian Association

                   62 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATIONS  December 31, 2005
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                            VALUE        PERCENT
-------------------------------------------------------------------------
Tobacco Settlement Payments               $ 1,003,556,107           23.8%
Hospital/Health Care                          433,650,243           10.3
Electric Utilities                            408,115,670            9.7
Marine/Aviation Facilities                    327,430,082            7.8
General Obligation                            323,493,253            7.7
Municipal Leases                              212,368,135            5.0
Special Assessment                            208,431,187            4.9
Highways/Railways                             191,102,937            4.5
Airlines                                      188,482,854            4.5
Not-for-Profit Organization                   139,260,326            3.3
Single Family Housing                         130,972,810            3.1
Higher Education                              128,399,257            3.0
Sales Tax Revenue                             119,648,676            2.8
Multifamily Housing                           116,190,930            2.8
Water Utilities                                76,609,012            1.8
Resource Recovery                              61,034,167            1.4
Education                                      60,295,407            1.4
Manufacturing, Non-Durable Goods               24,845,290            0.6
Adult Living Facilities                        23,924,305            0.6
Manufacturing, Durable Goods                   12,601,077            0.3
Gas Utilities                                   8,306,750            0.2
Paper, Containers & Packaging                   7,586,618            0.2
Pollution Control                               7,184,039            0.2
Parking Fee Revenue                             4,459,242            0.1
Special Tax                                     1,621,109            0.0
Hotels, Restaurants & Leisure                     290,589            0.0
Sewer Utilities                                    92,032            0.0
                                          -------------------------------
Total                                     $ 4,219,952,104          100.0%
                                          ===============================

                    63 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF RATINGS  December 31, 2005 / Unaudited
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY RATINGS CATEGORY, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

RATINGS                                 PERCENT
-----------------------------------------------
AAA                                       24.5%
AA                                        17.8
A                                         19.6
BBB                                       33.1
BB                                         0.7
B                                          0.7
C                                          0.5
Not Rated                                  3.1
                                         ------
Total                                    100.0%
                                         ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated"
category.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    64 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------
Investments, at value (cost $4,141,885,634)
--see accompanying statement of investments                                     $ 4,219,952,104
-----------------------------------------------------------------------------------------------
Cash                                                                                  1,457,702
-----------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                             60,451,723
Investments sold                                                                     19,449,421
Shares of beneficial interest sold                                                    8,548,227
Other                                                                                    39,897
                                                                                ---------------
Total assets                                                                      4,309,899,074

-----------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable on borrowings (See Note 6)                                                  171,500,000
Investments purchased (including $17,979,070 purchased on a when-issued basis
or forward commitment)                                                               18,628,477
Shares of beneficial interest redeemed                                                7,281,742
Distribution and service plan fees                                                    2,534,499
Trustees' compensation                                                                  438,915
Interest expense                                                                        414,851
Shareholder communications                                                              176,942
Transfer and shareholder servicing agent fees                                           134,910
Dividends                                                                                 4,144
Other                                                                                   228,875
                                                                                ---------------
Total liabilities                                                                   201,343,355

-----------------------------------------------------------------------------------------------
NET ASSETS                                                                      $ 4,108,555,719
                                                                                ===============

-----------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------
Paid-in capital                                                                 $ 4,037,158,892
-----------------------------------------------------------------------------------------------
Accumulated net investment income                                                     3,277,980
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                         (9,947,623)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                           78,066,470
                                                                                ---------------
NET ASSETS                                                                      $ 4,108,555,719
                                                                                ===============

                   65 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,589,629,074 and 770,754,868 shares of beneficial interest outstanding)         $3.36
Maximum offering price per share (net asset value plus sales charge of 3.50% of
offering price)                                                                   $3.48
---------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $379,044,555
and 112,967,966 shares of beneficial interest outstanding)                        $3.36
---------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$1,139,882,090 and 340,426,128 shares of beneficial interest outstanding)         $3.35

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   66 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                         $  190,368,166
--------------------------------------------------------------------------------
Other income                                                              1,410
                                                                 ---------------
Total investment income                                             190,369,576

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      15,479,648
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               5,872,684
Class B                                                               3,983,671
Class C                                                              10,944,637
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 715,661
Class B                                                                 238,620
Class C                                                                 454,581
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 165,688
Class B                                                                  52,958
Class C                                                                  68,642
--------------------------------------------------------------------------------
Interest expense                                                      2,013,158
--------------------------------------------------------------------------------
Accounting service fees                                               1,164,874
--------------------------------------------------------------------------------
Trustees' compensation                                                  239,399
--------------------------------------------------------------------------------
Custodian fees and expenses                                             108,628
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                   675,684
                                                                 ---------------
Total expenses                                                       42,180,033
Less reduction to custodian expenses                                     (5,319)
                                                                 ---------------
Net expenses                                                         42,174,714

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               148,194,862

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                     22,404,093
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  9,458,520

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  180,057,475
                                                                 ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   67 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                               2005               2004
----------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------
Net investment income                                       $  148,194,862     $  138,563,173
----------------------------------------------------------------------------------------------
Net realized gain                                               22,404,093            128,804
----------------------------------------------------------------------------------------------
Net change in unrealized appreciation                            9,458,520          6,201,394
                                                            ----------------------------------
Net increase in net assets resulting from operations           180,057,475        144,893,371

----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                        (97,113,843)       (88,363,361)
Class B                                                        (13,300,725)       (15,346,700)
Class C                                                        (36,618,215)       (36,490,842)
Class X                                                                 -- 1           (5,943)

----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                        414,607,965        206,797,085
Class B                                                        (42,265,134)       (27,305,785)
Class C                                                         90,369,591         33,616,814
Class X                                                                 --           (393,402)

----------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------
Total increase                                                 495,737,114        217,401,237
----------------------------------------------------------------------------------------------
Beginning of period                                          3,612,818,605      3,395,417,368
                                                            ----------------------------------
End of period (including accumulated net investment income
of $3,277,980 and $2,837,970, respectively)                 $4,108,555,719     $3,612,818,605
                                                            ==================================

1. As of April 1, 2004, all outstanding Class X shares converted to Class A shares.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   68 | LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A            YEAR ENDED DECEMBER 31,              2005           2004           2003           2002           2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $      3.33    $      3.32    $      3.31    $      3.27    $      3.27
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .14 1          .14 1          .14            .15            .16
Net realized and unrealized gain                         .03            .01            .01            .05             --
                                                 ------------------------------------------------------------------------
Total from investment operations                         .17            .15            .15            .20            .16
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.14)          (.14)          (.14)          (.16)          (.16)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $      3.36    $      3.33    $      3.32    $      3.31    $      3.27
                                                 ========================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      5.13%          4.77%          4.80%          6.33%          4.85%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 2,589,629    $ 2,155,310    $ 1,944,385    $ 1,868,271    $ 1,124,846
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 2,380,822    $ 2,029,517    $ 1,894,331    $ 1,472,317    $   996,671
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   4.12%          4.30%          4.51%          4.65%          4.95%
Total expenses                                          0.79%          0.77%          0.76%          0.74%          0.78%
Expenses after payments and waivers and
reduction to custodian expenses                         0.79%          0.77%          0.76%          0.74%          0.74%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   22%            17%            28%            19%            23%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   69 | LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B             YEAR ENDED DECEMBER 31,             2005           2004           2003           2002           2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $      3.32    $      3.32    $      3.31    $      3.27    $      3.27
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .11 1          .12 1          .12            .13            .13
Net realized and unrealized gain                         .04             --            .01            .05             --
                                                 ------------------------------------------------------------------------
Total from investment operations                         .15            .12            .13            .18            .13
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.11)          (.12)          (.12)          (.14)          (.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $      3.36    $      3.32    $      3.32    $      3.31    $      3.27
                                                 ========================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      4.62%          3.65%          3.99%          5.53%          4.06%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $   379,045    $   417,473    $   444,537    $   383,690    $   153,471
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $   398,461    $   427,486    $   429,564    $   261,858    $   113,976
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   3.34%          3.52%          3.72%          3.85%          4.17%
Total expenses                                          1.58%          1.55%          1.55%          1.51%          1.54%
Expenses after payments and waivers and
reduction to custodian expenses                         1.58%          1.55%          1.55%          1.51%          1.50%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   22%            17%            28%            19%            23%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   70 | LIMITED TERM NEW YORK MUNICIPAL FUND

CLASS C            YEAR ENDED DECEMBER 31,              2005           2004           2003           2002           2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $      3.32    $      3.31    $      3.30    $      3.26    $      3.26
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .11 1          .12 1          .12            .13            .13
Net realized and unrealized gain                         .03            .01            .01            .05             --
                                                 ------------------------------------------------------------------------
Total from investment operations                         .14            .13            .13            .18            .13
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.11)          (.12)          (.12)          (.14)          (.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $      3.35    $      3.32    $      3.31    $      3.30    $      3.26
                                                 ========================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      4.35%          4.00%          4.02%          5.54%          4.06%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 1,139,882    $ 1,040,035    $ 1,006,103    $   894,469    $   261,857
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 1,095,066    $ 1,009,112    $   977,323    $   574,124    $   150,504
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   3.36%          3.55%          3.74%          3.82%          4.13%
Total expenses                                          1.56%          1.52%          1.52%          1.51%          1.53%
Expenses after payments and waivers and
reduction to custodian expenses                         1.56%          1.52%          1.52%          1.51%          1.49%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   22%            17%            28%            19%            23%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   71 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Limited Term New York Municipal Fund (the Fund) is a separate series of
Rochester Portfolio Series, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The
Fund's investment objective is to seek as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management.
The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. As of April 1, 2004, all outstanding Class X shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans.
Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked"
prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time

                    72 | LIMITED TERM NEW YORK MUNICIPAL FUND

when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the
Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2005, the Fund had purchased
$17,979,070 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund will not invest more than 5% of its total assets in inverse floaters.
Inverse floaters amount to $61,615,474 as of December 31, 2005, which represents
1.43% of the Fund's total assets.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2005, securities with an aggregate market value of $109,500, representing less than 0.005% of the Fund's net assets, were in default.

      There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

                    73 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
      UNDISTRIBUTED   UNDISTRIBUTED     ACCUMULATEDOTHER          INVESTMENTS
      NET INVESTMENT      LONG-TERM                 LOSS   FOR FEDERAL INCOME
      INCOME                   GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
      -----------------------------------------------------------------------
      $4,119,115                $--           $6,143,843          $74,262,688

1. As of December 31, 2005, the Fund had $6,143,843 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2005, details of the capital loss carryforwards were as follows:

                          EXPIRING
                          --------------------------
                          2009          $    162,840
                          2010             2,629,825
                          2011             3,351,178
                                        ------------
                          TOTAL         $  6,143,843
                                        ============

2. During the fiscal year ended December 31, 2005, the Fund utilized $22,429,899 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2004, the Fund utilized $3,906,780 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized

                    74 | LIMITED TERM NEW YORK MUNICIPAL FUND

gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2005. Net assets of the Fund were unaffected by the reclassifications.

                                          REDUCTION TO
             INCREASE TO PAID-IN       ACCUMULATED NET
             CAPITAL               INVESTMENT INCOME 4
             -----------------------------------------
             $722,069                         $722,069

4. $722,069 was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                               YEAR ENDED           YEAR ENDED
                                        DECEMBER 31, 2005    DECEMBER 31, 2004
             -----------------------------------------------------------------
             Distributions paid from:
             Exempt-interest dividends       $147,032,783         $140,206,846

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

             Federal tax cost of securities       $  4,145,689,416
                                                  =================

             Gross unrealized appreciation        $     92,488,428
             Gross unrealized depreciation             (18,225,740)
                                                  -----------------
             Net unrealized appreciation          $     74,262,688
                                                  =================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December
31, 2005, the Fund's projected benefit obligations were increased by $108,125 and payments of $3,758 were made to retired trustees, resulting in an accumulated liability of $390,992 as of December 31, 2005.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of trustees' fees under the plan will not affect the net assets of the
Fund, and

                    75 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts to the extent they are not offset by positive cash balances maintained by the Fund. The Reduction to
Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                YEAR ENDED DECEMBER 31, 2005       YEAR ENDED DECEMBER 31, 2004
                                     SHARES           AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------
CLASS A
Sold                            208,078,237   $  699,163,973      171,718,815    $  565,943,463
Converted from Class X                  --                --          114,318           384,111
Dividends and/or
distributions reinvested         20,067,351       67,408,549       16,514,282        54,475,122
Redeemed                       (104,810,484)    (351,964,557)    (125,849,600)     (414,005,611)
                               -----------------------------------------------------------------
Net increase                    123,335,104   $  414,607,965       62,497,815   $   206,797,085
                               =================================================================

                    76 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                YEAR ENDED DECEMBER 31, 2005       YEAR ENDED DECEMBER 31, 2004
                                     SHARES           AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------
CLASS B
Sold                              8,770,420   $   29,410,244       17,494,275   $    57,512,626
Dividends and/or
distributions reinvested          2,508,730        8,412,733        2,923,582         9,631,131
Redeemed                        (23,879,394)     (80,088,111)     (28,739,545)      (94,449,542)
                               -----------------------------------------------------------------
Net decrease                    (12,600,244)  $  (42,265,134)      (8,321,688)  $   (27,305,785)
                               =================================================================

------------------------------------------------------------------------------------------------
CLASS C
Sold                             71,465,180   $  239,258,691       76,703,395   $   252,748,926
Dividends and/or
distributions reinvested          7,919,686       26,513,365        6,087,142        20,008,009
Redeemed                        (52,400,465)    (175,402,465)     (72,958,895)     (239,140,121)
                               -----------------------------------------------------------------
Net increase                     26,984,401   $   90,369,591        9,831,642   $    33,616,814
                               =================================================================

------------------------------------------------------------------------------------------------
CLASS X
Sold                                     --   $           --               --   $            --
Dividends and/or
distributions reinvested                 --               --              877             2,939
Converted to Class A                     --               --         (114,318)         (384,111)
Redeemed                                 --               --           (4,320)          (12,230)
                               -----------------------------------------------------------------
Net decrease                             --   $           --         (117,761)  $      (393,402)
                               =================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2005, were as follows:

                                  PURCHASES            SALES
------------------------------------------------------------
Investment securities        $1,272,470,500     $780,731,205

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.50% of the first $100 million of average daily net assets,
0.45% of the next $150 million, 0.40% of the next $1.75 billion, 0.39% of the next $3 billion and 0.38% of average daily net assets in excess of $5 billion.

--------------------------------------------------------------------------------
ACCOUNTING FEES. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of
$12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended
December 31, 2005, the Fund paid $1,164,866 to the Manager for accounting and pricing services.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

                    77 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2005, the Fund paid
$1,395,744 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has
adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the
Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.25% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The
Distributor's aggregate uncompensated expenses under the plan at December 31,
2005 for Class B and Class C shares were $1,431,710 and $20,038,830, respectively. Fees incurred by the Fund under the plans are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                    78 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                        CLASS A         CLASS B         CLASS C
                         CLASS A     CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRE        DEFERRED        DEFERRED
                   SALES CHARGES  SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY    RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR    DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------
December 31, 2005     $1,148,917         $8,520        $506,310        $146,152

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of December 31, 2005, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

--------------------------------------------------------------------------------
6. BANK BORROWINGS

The Fund can borrow money from banks in amounts up to 10% of its total assets
(including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Until terminated on January 21, 2005, the
Fund had entered into an agreement which enabled it to participate with certain other Oppenheimer funds in a committed, unsecured line of credit with a bank, which permitted borrowings up to $540 million, collectively. Interest was charged to each fund, based on its borrowings, at a rate equal to the Federal
Funds Rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09%
per annum.

      Effective January 21, 2005, the Fund entered into a Revolving Credit and
Security Agreement with a conduit lender and a bank which enables it to participate with a certain other Oppenheimer fund in a committed, unsecured borrowing facility that permits borrowings of up to $300 million, collectively.
Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (4.2703% as of December 31, 2005). The Fund pays additional fees of 0.30% per annum to the lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $300 million facility size.

      For the year ended December 31, 2005, the average daily loan balance was
$58,793,425 at an average daily interest rate of 3.256%. The Fund had borrowings outstanding of

                    79 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. BANK BORROWINGS Continued

$171,500,000 at December 31, 2005 at an interest rate of 4.2703%. The Fund had gross borrowings and gross loan repayments of $1,039,500,000 and $944,600,000, respectively, during the year ended December 31, 2005. The maximum amount of borrowings outstanding at any month-end during the year ended December 31, 2005 was $171,500,000. The Fund paid $316,060 in fees and $1,777,319 in interest during the year ended December 31, 2005.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the
Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds.
This complaint, initially filed in the U.S. District Court for the Southern
District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                    80 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                         Appendix A

                             MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S.
municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa:  Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa:  Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other
US municipal or tax-exempt issuers or issues.

A:  Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa:  Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba:  Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B:  Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa:  Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other
US municipal or tax-exempt issuers or issues.

Ca:  Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C:  Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from
Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment
Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated
SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR,
e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill
Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.
However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' are more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-)
sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that Standard &
Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options;
and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.
Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o.....Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk.
They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk.
They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.
Entities rated "DDD" have the highest prospect for resumption of performance or continued
operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated
"D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA"
category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments.
May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate.
However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                            B-1

                                         Appendix B

                          MUNICIPAL BOND INDUSTRY CLASSIFICATIONS

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                            C-12
                                         Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares(2)
of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A,
Class B or Class C shares may be waived.(3)  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and SAI of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans created or qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(4)
         4) Group Retirement Plans(5)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

        Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales
Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the
Oppenheimer funds in the cases listed below. However, these purchases may be subject to the
Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the
beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."(6) This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial
         Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc.
            ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
            Lynch, the Plan must have $3 million or more of its assets invested in (a)
            mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in
            (a) and (b) are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the
            Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

                   Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
         (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the
         Distributor) or with the Distributor. The purchaser must certify to the
         Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the
         Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor
         (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the
         Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans
         (including, for example, plans qualified or created under sections 401(a), 401(k),
         403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose
         Class B or Class C shares of a Former Quest for Value Fund were exchanged for
         Class A shares of that Fund due to the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
|_|   Effective October 1, 2005, taxable accounts established with the proceeds of Required
         Minimum Distributions from Retirement Plans.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
         Distributor.
|_|   Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a
         Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|   Shares purchased in amounts of less than $5.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_|   Retirement Plans that have $5 million or more in plan assets.
|_|   Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than
         12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.(7)
         5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue
            Code, or, in the case of an IRA, a divorce or separation agreement described in
            Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(8)
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

          Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
-----------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more
         Oppenheimer funds.
|_|   Distributions(9) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(10)
         5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section
            71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(11)
         9) On account of the participant's separation from service.(12)
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager)
            offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or "in-service"
            distributions, if the redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the
         Manager and its affiliates and retirement plans established by them for their employees.

  Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were
                          Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and
Class C shares described in the Prospectus or SAI of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value
Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- & Mid- Cap Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest International Value Fund,
   Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged
(were reorganized) into various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt
   Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds
Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's
Prospectus and SAI. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The
Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value
Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and
regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A,
Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to
November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were
                 Shareholders of Connecticut Mutual Investment Accounts, Inc.
-----------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual
Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital Appreciation
   Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996
(the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior
Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other Former
            Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former
            Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a
            13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior
Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
            Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut
            Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial Services,
            L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
            Former Connecticut Mutual Funds, provided the institution had an agreement with
            CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the
Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life
Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class
B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal
      Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from
      IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of
      Directors of the Fund.

    Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
--------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust,
Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

 Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities
                                               Fund
--------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's SAI) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Limited Term New York Municipal Fund

Internet Website
     www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALLOPP(225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Registered Public Accounting Firm
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019

1234
PX0355.001.0406

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent
Trustees" in this Statement of Additional Information refers to those Trustees who are not
"interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(2) Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
(3) In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal
Charges and references to "redemptions" mean "repurchases" of shares.
(4) An "employee benefit plan" means any plan or arrangement, whether or not it is
"qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans.
The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(5) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(6) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(7) This provision does not apply to IRAs.
(8) This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
(9) The distribution must be requested prior to Plan termination or the elimination of the
Oppenheimer funds as an investment option under the Plan.
(10) This provision does not apply to IRAs.
(11) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(12) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.